EXHIBIT 10.1







                                                                EXECUTION COPY

          Confidential Materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote such omissions.









                         AMENDED AND RESTATED AGREEMENT

                                 BY AND BETWEEN

                               BAYER HEALTHCARE AG

                                       AND

                        MILLENNIUM PHARMACEUTICALS, INC.

                                TABLE OF CONTENTS

                                                                           PAGES

Article I         Definitions..................................................1
         Section 1.1       "Additional [**] CT"................................1
         Section 1.2       "Additional Bayer Focus Area".......................1
         Section 1.3       "Affected Licensee".................................1
         Section 1.4       "Affiliate".........................................2
         Section 1.5       "Annual Sales Volume"...............................2
         Section 1.6       "Bayer Configured Assay"............................2
         Section 1.7       "Bayer CT Development Program"......................2
         Section 1.8       "Bayer QT Development Program"......................2
         Section 1.9       "Bayer Returned Target Know-How"....................2
         Section 1.10      "Bayer Returned Target Patent Rights"...............3
         Section 1.11      "Bayer Royalty Product".............................3
         Section 1.12      "Biology-Related IP"................................3
         Section 1.13      "Cell-Based Assay"..................................3
         Section 1.14      "CFA" or "Collaborative Focus Area".................3
         Section 1.15      "CFA QT"............................................4
         Section 1.16      "Change of Control".................................4
         Section 1.17      "Combination Product"...............................4
         Section 1.18      "Confidential Information"..........................4
         Section 1.19      "Configured Assay"..................................5
         Section 1.20      "Contract Quarter"..................................5
         Section 1.21      "Contract Year".....................................5
         Section 1.22      "Conversion Pool"...................................5
         Section 1.23      "Conversion Program"................................5
         Section 1.24      "Conversion Program Term"...........................5
         Section 1.25      "Conversion Target".................................5
         Section 1.26      "CT Assay Configuration Deadline"...................6
         Section 1.27      "CV Angiogenesis"...................................6
         Section 1.28      "Designated [**] CT"................................6
         Section 1.29      "Designated Scientific Issue".......................6
         Section 1.30      "Development Candidate".............................6
         Section 1.31      "Discovery Pool"....................................6
         Section 1.32      "Discovery Program".................................6
         Section 1.33      "Discovery Program Term"............................7
         Section 1.34      "Disease/Therapeutic Hypothesis"....................7
         Section 1.35      "Dropped Genes".....................................7
         Section 1.36      "Druggable Target"..................................7
         Section 1.37      "Effective Date"....................................7
         Section 1.38      "Enabling Publication"..............................7
         Section 1.39      "Enabled CT"........................................8
         Section 1.40      "Enabled [**] CT"...................................8
         Section 1.41      "Executive Officers"................................8
         Section 1.42      "Failed QT".........................................8
         Section 1.43      "FDA Approval"......................................8
         Section 1.44      "Fee-For-Service Work"..............................8
         Section 1.45      "Field".............................................8
         Section 1.46      "First Commercial Sale".............................8
         Section 1.47      "FTE"...............................................9
         Section 1.48      "Know-How"..........................................9
         Section 1.49      "Known to Bayer"....................................9
         Section 1.50      "Known to Millennium"...............................9
         Section 1.51      "Licensed Indication(s)"............................9
         Section 1.52      "Millennium Configured Assay".......................9
         Section 1.53      "Millennium Know-How"...............................9
         Section 1.54      "Millennium [**]"..................................10
         Section 1.55      "Millennium Patent Rights".........................10
         Section 1.56      "Millennium Royalty Products"......................10
         Section 1.57      "Net Sales"........................................11
         Section 1.58      "New Scientific Data"..............................11
         Section 1.59      "[**]".............................................12
         Section 1.60      "[**] QT"..........................................12
         Section 1.61      "[**] CT"..........................................12
         Section 1.62      "[**] Protein".....................................12
         Section 1.63      "Novel Protein"....................................12
         Section 1.64      "[**]".............................................12
         Section 1.65      "Party"............................................12
         Section 1.66      "Patent Right".....................................12
         Section 1.67      "Program Director".................................12
         Section 1.68      "Program Term".....................................12
         Section 1.69      "Protein"..........................................13
         Section 1.70      "Public Domain"....................................13
         Section 1.71      "Publication Date".................................13
         Section 1.72      "Qualified Target" or "QT".........................13
         Section 1.73      "Related Third Party Payments".....................13
         Section 1.74      "Required Pharmacogenomic Assay"...................13
         Section 1.75      "Research Plan"....................................14
         Section 1.76      "[**]".............................................14
         Section 1.77      "[**]".............................................14
         Section 1.78      "[**] Areas".......................................14
         Section 1.79      "Royalty-Bearing Product"..........................14
         Section 1.80      "Scientific Failure"...............................14
         Section 1.81      "Selected CT"......................................14
         Section 1.82      "Selected [**] CT".................................14
         Section 1.83      "Selected QT"......................................14
         Section 1.84      "Small Molecule"...................................14
         Section 1.85      "Small Molecule Drug"..............................14
         Section 1.86      "Specific Data"....................................15
         Section 1.87      "Strategic Project"................................15
         Section 1.88      "Target by Class Drug Discovery Approach"..........15
         Section 1.89      "Territory"........................................15
         Section 1.90      "Unconfigured [**] CT".............................15
         Section 1.91      "Unrecognized Protein".............................15
         Section 1.92      "Urinary Incontinence".............................15
         Section 1.93      "Urology"..........................................15
         Section 1.94      Additional Definitions.............................15

Article II        Discovery Program...........................................17
         Section 2.1       Target Discovery Program Overview..................17
         Section 2.2       Exclusivity........................................18
         Section 2.3       Management of the Discovery Program................18
         Section 2.4       Research Plan......................................20
         Section 2.5       Discovery Program - General........................21
         Section 2.6       Selection of Druggable Targets.....................22
         Section 2.7       Identification and Selection of QTs................24
         Section 2.8       Additional Activities in CFAs......................25
         Section 2.9       [**] Research Activities...........................27
         Section 2.10      Progression of Selected QT from First to
                           Third Stages.......................................27
         Section 2.11      Diligence Obligation...............................28
         Section 2.12      Millennium Participation in Development............28
         Section 2.13      Reports............................................29
         Section 2.14      Decision Making....................................29

Article III       Conversion Program..........................................30
         Section 3.1       Overview...........................................30
         Section 3.2       Management of the Conversion Program...............30
         Section 3.3       Identification and Provision of Conversion Targets.31
         Section 3.4       Changes to Licensed Indications and [**] Status....32
         Section 3.5       Selection of CTs by Bayer; Assay Configuration;
                           Unconfigured [**] CTs..............................33
         Section 3.6       Enabling Publications..............................33
         Section 3.7       Designated [**] CTs................................34
         Section 3.8       Output Obligations.................................34
         Section 3.9       Progression of Selected CT from First to
                           Third Stages.......................................35
         Section 3.10      End of Conversion Program Term.....................36
         Section 3.11      Compliance with Law................................36
         Section 3.12      Patent-Related Information.........................36
         Section 3.13      Biological Materials...............................37
         Section 3.14      Identification of Restrictions.....................38
         Section 3.15      Millennium Participation in Development............38
         Section 3.16      Reporting Requirements.............................38
         Section 3.17      Decision-Making....................................39
         Section 3.18      Post-Conversion Program Term.......................40

Article IV        Bayer and Millennium Rights and Obligations Relating to
                  Selected QTs, Selected CTs and CTs..........................40
         Section 4.1       License Grant with Respect to Selected QTs and
                           Selected CTs.......................................40
         Section 4.2 License Grant, Retained Rights and Option With Respect to Returned QTs, Returned CTs and Selected
                           [**] CTs...........................................41
         Section 4.3       [**] QTs...........................................45
         Section 4.4       Non-Suit Covenants.................................46
         Section 4.5       Non-Suit Covenant With Respect to Required
                           Pharmacogenomic Assays.............................47
         Section 4.6       Retained Rights....................................47

Article V         [**]; Additional Development Programs.......................48
         Section 5.1       Optioned Returned Targets..........................48
         Section 5.2       [**] Areas.........................................48
         Section 5.3       [**] for New CFAs QTs..............................49
         Section 5.4       Collaborative Technology Development Program.......49

Article VI        Financial Provisions........................................49
         Section 6.1       License Payment....................................49
         Section 6.2       Program Payments...................................49
         Section 6.3       Success Fees.......................................50
         Section 6.4       Royalty Payments to Millennium.....................50
         Section 6.5       Royalty Payments to Bayer..........................52
         Section 6.6       Related Third Party Payments.......................52
         Section 6.7       Royalties Payable Only Once........................53
         Section 6.8       Sales to Affiliates and Sublicensees...............53
         Section 6.9       Royalty Reports and Accounting.....................54
         Section 6.10      Currency and Method of Payments; Late Payments.....54
         Section 6.11      Tax Withholding....................................55
         Section 6.12      Blocked Payments...................................55

Article VII       Intellectual Property Ownership, Protection and
                  Related Matters.............................................55
         Section 7.1       Ownership..........................................55
         Section 7.2       Prosecution and Maintenance of Patent Rights.......55
         Section 7.3       Cooperation........................................57
         Section 7.4       Third Party Infringement...........................57
         Section 7.5       Claimed Infringement...............................58

Article VIII      Confidentiality.............................................58
         Section 8.1       Confidential Information...........................58
         Section 8.2       Employee and Advisor Obligations...................58
         Section 8.3       Term...............................................59
         Section 8.4       Publications.......................................59

Article IX        Representations and Warranties..............................59
         Section 9.1       Representations of Authority.......................59
         Section 9.2       Consents...........................................59
         Section 9.3       No Conflict........................................60
         Section 9.4       Employee Obligations...............................60
         Section 9.5       Know-How...........................................60
         Section 9.6       Contracts..........................................60
         Section 9.7       No Warranties......................................60
         Section 9.8       Survival...........................................61

Article X         Term and Termination........................................61
         Section 10.1      Term...............................................61
         Section 10.2      Survival of Licenses...............................61
         Section 10.3      Termination For Material Breach....................61
         Section 10.4      Termination Upon Change of Control.................62
         Section 10.5      Effect of Termination..............................62
         Section 10.6      Survival...........................................62

Article XI        Dispute Resolution..........................................62
         Section 11.1      General............................................63
         Section 11.2      Independent Experts................................63
         Section 11.3      Failure of Executive Officers to Resolve Dispute...63
         Section 11.4      Alternative Dispute Resolution.....................63
         Section 11.5      No Limitation......................................64

Article XII       Miscellaneous Provisions....................................64
         Section 12.1      Product Liability Indemnification..................64
         Section 12.2      Section 365(n) of the Bankruptcy Code..............65
         Section 12.3      Governing Law......................................65
         Section 12.4      Assignment.........................................65
         Section 12.5      Amendments.........................................66
         Section 12.6      Notices............................................66
         Section 12.7      Exports............................................67
         Section 12.8      Force Majeure......................................67
         Section 12.9      Public Announcements...............................67
         Section 12.10     Independent Contractors............................68
         Section 12.11     No Strict Construction.............................68
         Section 12.12     Headings...........................................68
         Section 12.13     No Implied Waivers; Rights Cumulative..............68
         Section 12.14     Severability.......................................68
         Section 12.15     Execution in Counterparts..........................68
         Section 12.16     Provisions Relating to Specific QTs................68

                         AMENDED AND RESTATED AGREEMENT

    This amended and restated agreement (the "Agreement"), dated the 10th of October, 2003 (the "Restatement Execution Date"), is by and between Bayer HealthCare AG, a corporation organized and existing under the laws of Germany and having its principal office at D 51368 Leverkusen, Germany ("Bayer") and Millennium Pharmaceuticals, Inc., a corporation organized and existing under the laws of the State of Delaware and having its principal office at 75 Sidney Street, Cambridge, Massachusetts 02139-4815 ("Millennium").

                                  INTRODUCTION

     1. Millennium is engaged in the business of conducting research in the field of human genomics, an objective of which is to discover potential biological targets and assays for use in drug discovery.

     2. Bayer is in the business of discovering, developing and marketing pharmaceuticals.

     3. Bayer AG and Millennium entered into an agreement dated as of September 22, 1998, as amended by Amendment No. 2 dated as of December 1, 1999, Amendment No. 3 dated as of September 18, 2000, Amendment No. 4 dated as of December 1, 2000, Amendment No. 5 dated as of September 7, 2001 and Amendment No. 6 dated as of March 22, 2002 (as amended through Amendment No. 6, the "Original Agreement").

     4. On October 1, 2003, Bayer became the successor in interest in and to all of the healthcare business of Bayer AG.

     5. Bayer and Millennium are interested in continuing to collaborate in the discovery and development of targets and assays to identify and develop small molecule drugs for the treatment of certain human diseases and conditions.

     NOW, THEREFORE, intending to amend and restate the Original Agreement in its entirety, Millennium and Bayer agree as follows:

                                    ARTICLE I
                                   DEFINITIONS

     When used in this Agreement, each of the following terms shall have the meanings set forth in this Article I:

     Section 1.1 "ADDITIONAL [**] CT" means a CT which has been designated as such pursuant to Section 3.8.

     Section 1.2 "ADDITIONAL BAYER FOCUS AREA" means any of the following diseases and/or conditions: [**].

     Section 1.3 "AFFECTED LICENSEE" means any person or entity other than a Party or an Affiliate that has been granted a license or sublicense, following the Restatement Execution Date, to use Know-How or Patent Rights covering a QT or CT that are owned or otherwise controlled by a Party for the purpose of discovering Small Molecule drugs that interact with such QT or CT.

     Section 1.4 "AFFILIATE" means any corporation, company, partnership, joint venture and/or firm which controls, is controlled by, or is under common control with a Party. For purposes of this Section 1.4, "control" shall mean (a) in the case of corporate entities, direct or indirect ownership of at least forty percent (40%) of the stock or shares having the right to vote for the election of directors, and (b) in the case of non-corporate entities, direct or indirect ownership of at least forty percent (40%) of the equity interest with the power to direct the management and policies of such non-corporate entities.

     Section 1.5 "ANNUAL SALES VOLUME" means total worldwide Net Sales of a Royalty-Bearing Product during a calendar year.

     Section 1.6 "BAYER CONFIGURED ASSAY" means a Configured Assay (a) for which Bayer is designated as the developing Party in accordance with the provisions of Section 2.8(a) or (b) otherwise developed by Bayer.

     Section 1.7 "BAYER CT DEVELOPMENT PROGRAM" means the development activities undertaken by Bayer with respect to First, Second and Third Stage CTs, as more fully set forth in Section 3.9.

     Section 1.8 "BAYER QT DEVELOPMENT PROGRAM" means the development activities undertaken by Bayer with respect to First, Second and Third Stage QTs, as more fully set forth in Section 2.10.

     Section 1.9 "BAYER RETURNED TARGET KNOW-HOW" means Know-How owned or otherwise controlled by Bayer (as of the date Millennium exercises the option under Section 4.2(d) with respect to the applicable Bayer Returned Target Know-How), in which Bayer has a licensable or sublicensable interest and which Bayer has developed or acquired as a result of (a) the Discovery Program and/or the Bayer QT Development Program, relating to (i) a Returned QT, the use of such Returned QT to discover and develop Small Molecule Drugs, the treatment of diseases and/or conditions with Small Molecule Drugs that interact with such Returned QT, and the Bayer Configured Assay relating to such Returned QT, and/or
(ii) the lead structure under development by Bayer and related data (as more specifically set forth in Section 4.2(d)) relating to or derived from such Returned QT or (b) the Conversion Program and/or the Bayer CT Development Program, relating to (i) a Returned CT, the use of such Returned CT to discover and develop Small Molecule Drugs, the treatment of diseases and/or conditions with Small Molecule Drugs that interact with such Returned CT, and the Bayer Configured Assay relating to such Returned CT, and/or (ii) the lead structure under development by Bayer and related data (as more specifically set forth in Section 4.2(d)) relating to or derived from such Returned CT. Notwithstanding the preceding provisions of this Section, Bayer Returned Target Know-How does not include any Know-How outside the applicable Licensed Indication(s) for a Returned QT or Returned CT.

     Section 1.10 "BAYER RETURNED TARGET PATENT RIGHTS" means a Patent Right owned or otherwise controlled by Bayer (singly or jointly with Millennium), and in which Bayer has a licensable or sub-licensable interest, covering an invention that is part of the Bayer Returned Target Know-How.

     Section 1.11 "BAYER ROYALTY PRODUCT" means a Small Molecule Drug discovered or developed by Bayer, its Affiliates or sublicensees, PROVIDED THAT for purposes of this definition, Millennium, its Affiliates or permitted sublicensees shall not be considered to be a sublicensee of Bayer.

     Section 1.12      "BIOLOGY-RELATED IP" means, with respect to a QT or CT,
(a) Know-How or Patent Rights owned or otherwise controlled by a Party, and in which such Party has a licensable or sublicensable interest, and (b) patents or patent applications (including all converted provisionals, divisions, continuations, continuations-in-part, reissues, reexaminations, extensions, supplementary protection certificates and foreign counterparts thereof) owned or otherwise controlled by an Affiliate or an Affected Licensee that cover inventions made by such Affiliate or Affected Licensee through the material use of Know-How or Patent Rights covering a QT or CT that are owned or otherwise controlled by a Party, in the case of each of (a) and (b) above, relating to (i) the development of a Configured Assay that embodies or is based on such QT or CT and the use of such Configured Assay in the discovery or development of a therapeutic or prophylactic agent for the Licensed Indication(s) for such QT or CT, the active ingredient of which is a Small Molecule or (ii) any [**] in the Licensed Indication(s) for such QT or CT, PROVIDED, HOWEVER, that Biology-Related IP shall not include any Know-How embodied in or Patent Rights, patents or patent applications (including all converted provisionals, divisions, continuations, continuations-in-part, reissues, reexaminations, extensions, supplementary protection certificates and foreign counterparts thereof) that cover, (A) any therapeutic or prophylactic use of a Small Molecule or (B) (1) with respect to a CT that is not a Selected CT, any invention made after the termination of the Conversion Program Term, (2) with respect to a Selected [**] CT that is not an IP on Sequence Target, any invention made after the fifth
(5th) anniversary of the selection of such CT as a Selected CT, (3) with respect to a Selected [**] CT that is an IP on Sequence Target, any invention made after the seventh (7th) anniversary of the selection of such target as a Selected CT,
(4) with respect to a Returned QT or Returned CT, any invention made after the fifth (5th) anniversary of the designation of such QT or CT as a Returned QT or Returned CT and (5) with respect to a Selected CT that is not a [**] CT or a Returned CT, any invention made after the First Commercial Sale of a Small Molecule Drug directed to such CT. To the extent that Biology-Related IP owned or controlled by a Party is transferred in whole or in part to an Affiliate, Affected Licensee or other third party, the Know-How and/or Patent Rights constituting such Biology-Related IP shall continue to be Biology-Related IP for purposes of this agreement, and, to the extent such transfer is to a third party, such third party shall be deemed to be an Affected Licensee.

     Section 1.13 "CELL-BASED ASSAY" means a Bayer Configured Assay that uses a Selected QT or Selected CT incorporated in a cell or presented on the surface of a cell (as distinct from a biochemical assay in which the Selected QT or Selected CT is assayed in a cell-free context).

     Section 1.14 "CFA" or "COLLABORATIVE FOCUS AREA" means one or more of the following human diseases and/or conditions during the periods indicated:

     (a) [**] diseases and/or conditions, including but not limited to [**] (but not including diseases and/or conditions excluded under subsections (b) and (c) below) at all times from and after the Effective Date;

     (b) [**], including, but not limited to, [**] at all times from and after the Effective Date;

     (c) [**] diseases and/or conditions, including, but not limited to, [**] from and after June 9, 1999, [**] at all times from and after the Effective Date, and [**] from and after September 7, 2001, [**];[**](including all [**] at all times from and after the Effective Date;[**] from and after June 30, 2000, notwithstanding subsection (c) above;

     (d) [**] from and after September 7, 2001;

     (e) (i) [**] during the period commencing on the Effective Date and ending October 31, 2000 and (ii) [**] and, solely to the extent set forth in Section 12.16(b), [**] from and after October 31, 2000;

     (f) [**] during the period commencing on the Effective Date and, subject to
Section 12.16(a), ending June 30, 2000; and

     (g) [**] during the period commencing on the Effective Date and, subject to
Section 12.16(a), ending June 30, 2000.

     Section 1.15......"CFA QT" means a QT that has a Disease/Therapeutic
Hypothesis in a CFA (as determined by the Program Directors pursuant to Section 2.7(b)), [**].

     Section 1.16 "CHANGE OF CONTROL" means (i) a merger or consolidation of a Party which results in the voting securities of such Party outstanding immediately prior thereto ceasing to represent at least [**] of the combined voting power of the surviving entity immediately after such merger or consolidation; (ii) the sale of all or substantially all of the assets of a Party; or (iii) any "person", as such term is used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), together with any of such person's "affiliates" or "associates", as such terms are used in the Exchange Act, becoming the beneficial owner of [**] or more of the combined voting power of the outstanding securities of a Party (other than such Party, any trustee or other fiduciary holding securities under an employee benefit plan of such Party or any corporation owned directly or indirectly by the stockholders of such Party in substantially the same proportion as their ownership of stock of such Party).

     Section 1.17 "COMBINATION PRODUCT" means any pharmaceutical product which comprises the Royalty-Bearing Product and other active compounds and/or active ingredients.

     Section 1.18 "CONFIDENTIAL INFORMATION" means all materials, know-how or other information, including, without limitation, proprietary information and materials (whether or not patentable) regarding a Party's technology, products, business information or objectives, which is designated as confidential in writing by the disclosing Party, whether by letter or by the use of an appropriate stamp or legend, prior to or at the time any such material, trade secret or other information is disclosed by the disclosing Party to the other Party. Notwithstanding the foregoing to the contrary, materials, know-how or other information which is orally, electronically or visually disclosed by a Party, or is disclosed in writing without an appropriate letter, stamp or legend, shall constitute Confidential Information of a Party (a) if the disclosing Party, within thirty (30) days after such disclosure, delivers to the other Party a written document or documents describing the materials, know-how or other information and referencing the place and date of such oral, visual, electronic or written disclosure and the names of the persons to whom such disclosure was made, or (b) such information is of the type that is customarily considered to be confidential information by persons engaged in activities that are substantially similar to the activities being engaged in by the Parties pursuant to this Agreement.

     Section 1.19 "CONFIGURED ASSAY" means an assay embodying or based upon a Selected QT or a CT that has been appropriately adapted into a cell-free, membrane, or whole-cell microtiter-based format that will reliably and robustly detect, (e.g., via radioactivity, fluorescence, mass spectroscopic fragments, absorbance, etc.) and identify specific Small Molecules, derived from screening libraries of Small Molecules, that can selectively interact with such Selected QT or CT (or a target in a biochemical pathway in which such Selected QT or CT participates), as further defined in the Research Plan (which shall specify Bayer's high throughput screening criteria and require that the assay satisfy such criteria).

     Section 1.20 "CONTRACT QUARTER" means the period beginning on the first day of the First Contract Year and ending on January 31, 1999, and each succeeding quarter thereafter during the Discovery Program Term or the Conversion Program Term.

     Section 1.21 "CONTRACT YEAR" means the period beginning on the Effective Date and ending on October 31, 1999 (the "First Contract Year"), and each succeeding twelve (12) month period thereafter during the Discovery Program Term and the Conversion Program Term (referred to as the "Second Contract Year", "Third Contract Year", etc.).

     Section 1.22 "CONVERSION POOL" means the pool of CTs made available by Millennium for selection by Bayer for Bayer's use in the Conversion Program and the Bayer CT Development Program in accordance with this Agreement.

     Section 1.23 "CONVERSION PROGRAM" means the activities to be undertaken by each of the Parties with respect to CTs during the Conversion Program Term, as specifically set forth in Article III; PROVIDED THAT any activities undertaken by either Party with respect to (a) a [**] CT following its designation as such, (b) a Returned CT following its designation as such, or
(c) the Bayer CT Development Program, shall not be considered to be part of the Conversion Program.

     Section 1.24 "CONVERSION PROGRAM TERM" means the period beginning on November 1, 2003 and ending on the earlier of (a) October 31, 2010 and (b) the date a total of [**] have been developed under this Agreement.

     Section 1.25 "CONVERSION TARGET" or "CT" means a target for Small Molecule Drug discovery falling within one of the following categories:

     (a) Any target identified as "IP on Sequence" on EXHIBIT E as of the Restatement Execution Date ("IP on Sequence Targets");

     (b) Any target identified as a [**] Protein on EXHIBIT E ("[**] Protein CTs"), which includes [**] Proteins meeting one of the following criteria: (i) [**] Proteins that are Failed QTs having a fail date on or before the Restatement Execution Date, (ii) [**] Proteins approved by the Program Directors pursuant to Section 3.3 [**], (iii) [**] Proteins approved by the Program Directors pursuant to Section 3.3 [**] or (iv) [**] Proteins approved by the Program Directors pursuant to Section 3.3 [**];

     (c) Any [**] Protein which is designated [**] from time to time [**].

For purposes of clarity, any QT that constitutes a CT under this Section 1.25 shall no longer be deemed a QT for any purpose hereunder.

     Section 1.26 "CT ASSAY CONFIGURATION DEADLINE" means, with respect to a CT, the later of (a) [**] the date Bayer selects a CT from the Conversion Pool, and (b) [**] Bayer's receipt of the CT Materials.

     Section 1.27      "CV ANGIOGENESIS" means any cardiovascular diseases [**].

     Section 1.28 "DESIGNATED [**] CT" means a CT which has been designated as such pursuant to Section 3.7.

     Section 1.29 "DESIGNATED SCIENTIFIC ISSUE" means one or more of the following issues: (a) whether a target has met the criteria to qualify as a QT, including, but not limited to, [**]; (b) in which categories a Selected QT is included for purposes of the quotas set forth in EXHIBIT A (i.e., [**]); (c) whether a QT has a Disease/Therapeutic Hypothesis, including, but not limited to, (i) whether the Disease/Therapeutic Hypothesis is [**] and (ii) whether gene expression data from diseased tissue should be obtained; (d) whether a Configured Assay conforms to the applicable Assay Specifications; (e) whether a publication is an Enabling Publication; and (f) whether the failure to configure an assay after publication of an Enabling Publication is as a result of a Scientific Failure.

     Section 1.30 "DEVELOPMENT CANDIDATE" means a "development candidate" designated by Bayer as such in accordance with Bayer's internal decision making processes and guidelines in effect from time to time. A copy of Bayer's current guidelines has been provided by Bayer to Millennium.

     Section 1.31 "DISCOVERY POOL" means the pool of QTs available for selection by Bayer as determined by the Program Directors, during the Discovery Program in accordance with the provisions of Section 2.7.

     Section 1.32 "DISCOVERY PROGRAM" means collectively (a) the discovery and development program to be undertaken by Millennium in collaboration with Bayer during the Discovery Program Term to identify Druggable Targets and QTs (the "Target Discovery Program"), and (b) the Assay Configuration Activities and Screen to Clinic Validation Activities to be undertaken by Bayer and Millennium pursuant to Section 2.8 (the "Post-Target Discovery Program"), in each case in accordance with the Research Plan, PROVIDED THAT any activities undertaken by either Party with respect to a Returned QT following its designation as such shall not be considered to be part of the Discovery Program. For clarity, the Discovery Program does not include activities undertaken by either Party with respect to CTs.

     Section 1.33 "DISCOVERY PROGRAM TERM" means the period commencing on the Effective Date and ending on the last day of [**].

     Section 1.34 "DISEASE/THERAPEUTIC HYPOTHESIS" means a scientifically reasonable association of a Druggable Target with a disease/therapeutic area where such association is based upon scientific evidence derived from gene expression data of appropriate tissue distribution and, subject to scientifically reasonable efforts (as mutually agreed upon by the Program Directors), disease tissue, as further described in the Research Plan. Without limiting the generality of the foregoing, the gene expression data upon which a Disease/Therapeutic Hypothesis is based shall include [**].

     Section 1.35 "DROPPED GENES" means each gene for which activities in the Discovery Program have been terminated prior to such gene reaching QT status, based on a determination [**] in the Discovery Program, it being understood that a gene that is temporarily on hold shall not be a Dropped Gene.

     Section 1.36 "DRUGGABLE TARGET" means (a) a nucleic acid sequence and/or the Protein it encodes, where there is reasonable evidence (based upon bioinformatics analysis) to suggest that the Protein is of a class that (i) is reasonably believed to be capable, given commercially reasonable efforts over a [**] period, of being developed into a Configured Assay, and (ii) is reasonably believed to be capable, given commercially reasonable efforts, of being modulated by Small Molecules identified through high throughput screening, and
(b) any other class of nucleic acid sequences and/or the associated encoded Proteins that is determined to be a Druggable Target by mutual agreement of the Program Directors. Druggable Targets under subsection (a) consist of the following classes: [**] (each, a "Druggable Target Class").

     Section 1.37      "EFFECTIVE DATE" means October 31, 1998.

     Section 1.38 "ENABLING PUBLICATION" means a Scientific Publication that, alone or together with information in up to two other Scientific Publications, each with an earlier Publication Date, discloses a protein which,

     (a) for those CTs on EXHIBIT E that list "assay" in the column titled "Type of Enabling Publication," (i) has [**]% or more identity across its entire sequence to the protein sequence of a CT, (ii) is shown to be recombinantly expressed (and for enzymes, such recombinant expression must be scalable, e.g., the E. COLI and baculovirus expression systems are scalable), and (iii) shows functional activity consistent with its Druggable Target Class and is amenable to high throughput screening; or

     (b) for those CTs on EXHIBIT E that list "disease hypothesis" in the column titled "Type of Enabling Publication," (i) has [**]% identity across its entire sequence to the human protein sequence of a CT or is a rodent orthologue of a CT, and (ii) has a Disease/Therapeutic Hypothesis in the Licensed Indication(s) supported by data from two independent experimental approaches other than expression profiling. Examples of such supporting data include: direct demonstration of a protein's involvement in a disease state; functional association of a protein with a recognized, disease-relevant pathway; substrate identification consistent with disease hypothesis; in vivo functional knock-out data and IN VITRO functional knock-down data; or

     (c) for those CTs on EXHIBIT E that list "druggability" in the column titled "Type of Enabling Publication," (i) has [**]% or more identity across its entire sequence to the protein sequence of a CT, (ii) is the target of a small molecule lead which is an inhibitor or activator of such protein and (iii) such small molecule lead must either (x) be Lipinsky Rule-of-Five compliant , show evidence of IN VITRO structure-activity relationship and show IN VITRO activity of 1 micro-molar or lower or (y) show evidence of activity in an animal model of disease after oral or intravenous administration.

As used herein, "Scientific Publication" means an English-language, international, peer-reviewed scientific publication of general circulation which has an independent scientific advisory board.

     Section 1.39 "ENABLED CT" means any CT to which an Enabling Publication relates.

     Section 1.40 "ENABLED [**] CT" means a CT which has been designated as such pursuant to Section 3.6.

     Section 1.41 "EXECUTIVE OFFICERS" means the Head of Worldwide Pharmaceutical Research of Bayer (or an executive of Bayer designated by Bayer) and the Chief Executive Officer of Millennium (or an officer of Millennium designated by Millennium).

     Section 1.42 "FAILED QT" means a Selected QT which, despite reasonable commercial efforts, is not able to be developed into a Configured Assay within nine (9) months (or twelve (12) months if a Party requests the other Party to assist it in identifying natural or surrogate ligands or substrates, as provided in Section 2.8(a)(i)) (or, in either case, such shorter or longer period as the Program Directors may determine by mutual agreement) from the date the Selected QT is selected from the Discovery Pool.

     Section 1.43 "FDA APPROVAL" means in the United States approval from the U.S. Food and Drug Administration and in other countries approval from a comparable regulatory authority.

     Section 1.44 "FEE-FOR-SERVICE WORK" means contract services under which a Party procures such services from a third party and for which (a) no license to or other interest in intellectual property is granted or conferred by such Party and (b) such Party retains ownership of all intellectual property and work product conceived or developed pursuant to such contract, which by way of example excludes drug development collaborations.

     Section 1.45 "FIELD" means therapeutic and/or prophylactic treatment of all human diseases and conditions.

     Section 1.46 "FIRST COMMERCIAL SALE" means, for each Royalty-Bearing Product, the first commercial sale in a country as part of a nationwide introduction by a Party, its Affiliates or its sublicensees. Sales for test marketing, clinical trial purposes or compassionate or similar use shall not be considered to constitute a First Commercial Sale.

     Section 1.47 "FTE" means a full time equivalent person year (consisting of a total of one thousand eight hundred eighty (1,880) hours per year) of scientific or technical work on or directly related to Screen to Clinic Validation Activities as part of the Post-Target Discovery Program.

     Section 1.48 "KNOW-HOW" means any information, data and materials, including, without limitation, biological materials, such as cell lines, RNA, DNA, DNA fragments, organisms, Proteins, polypeptides, plasmids and vectors, that are owned or otherwise controlled by a Party and that are proprietary and not in the public domain at the time of their receipt, but shall not include (a) full-length clones for [**] Proteins in a standard cloning vector for QTs or CTs (including without limitation CT Materials relating to [**] Proteins), (b) plasmids or vectors for [**] Proteins or (c) the sequence of [**] Proteins, to the extent that (a) through (c) above would not otherwise be included in the definition of Millennium Patent Rights.

     Section 1.49 "KNOWN TO BAYER" means that specific utility and/or claims (supported by Specific Data) are, at the filing of a patent application claiming such utility, already the subject of a patent application filed by Bayer.

     Section 1.50 "KNOWN TO MILLENNIUM" means knowledge that [**] claims were the subject of a patent application filed by a third party known to Millennium (or any person acting on Millennium's behalf) to have an invention date superior to Millennium's invention date, where Millennium is entitled to use such information in relation to patent filing decisions.

     Section 1.51 "LICENSED INDICATION(S)" means, with respect to a QT or CT, the disease indication or indications specified in the "Licensed Indication(s)" column on EXHIBIT D or EXHIBIT E, respectively, as such exhibits may be amended by the Parties from time to time (a) upon the entry of a QT into the Discovery Program or a CT into the Conversion Program, such amendment to be evidenced by signature of the Program Director of each Party or (b) by operation of Section 3.4.

     Section 1.52      "MILLENNIUM CONFIGURED ASSAY" means a Configured Assay
(a) for which Millennium is designated as the developing Party in accordance with the provisions of Section 2.8(a) or (b) otherwise developed by Millennium.

     Section 1.53 "MILLENNIUM KNOW-HOW" means Know-How owned or otherwise controlled by Millennium, which was proprietary and not in the public domain at the time of its receipt by Bayer and in which Millennium has a licensable or sublicensable interest, relating to (a) a Selected QT or Selected CT, (b) the use of a Selected QT or Selected CT to discover and develop Small Molecule Drugs, (c) the treatment of diseases and/or conditions with Small Molecule Drugs that interact with a Selected QT or Selected CT, (d) Millennium Configured Assays relating to a Selected QT or Selected CT, (e) Screen to Clinic Validation Activities relating to a Selected QT, and (f) any other Know-How relating to a Selected QT or Selected CT, in each case which Millennium has introduced into the Discovery Program, or has developed or acquired in the course of the Discovery Program. Notwithstanding the preceding provisions of this Section, Millennium Know-How does not include any Know-How (i) in the case of a CT, discovered or developed after the date that the CT is entered into the Conversion Pool and (ii) in the case of a Selected QT or a Selected CT, outside the applicable Licensed Indication(s) for such Selected QT or Selected CT.

     Section 1.54      "MILLENNIUM [**] FAILURE" means, with respect to a [**],

     (a) a failure by Millennium (or any person acting on Millennium's behalf) to identify one or more written disclosures indicating that the claims giving rise to [**] were in the Public Domain or Known to Millennium, where such information was readily available to Millennium at the time it filed the patent application(s) covering such [**]; or

     (b) where (i) Millennium (or any person acting on Millennium's behalf) identifies one or more written disclosures indicating that the claims giving rise to [**] may be in the Public Domain or Known to Millennium, where such information was readily available to Millennium at the time it filed the patent application(s) covering such [**], and (ii) at the time Millennium files the patent application(s) covering such [**], Millennium misjudges the impact the information disclosed in the written disclosure(s) may have on the patentability of Millennium's claims for [**], and (iii) the Millennium-filed patent application covering the claims for such [**] does not issue with respect to such claims for failure to meet the patentability criteria of the relevant patent office and such failure resulted from the existence of the information identified by Millennium and Millennium's misjudgment of the impact such information may have on the patentability of Millennium's [**] claims, PROVIDED, HOWEVER, that if the patent application covering the claims for such [**] also does not issue with respect to such claims for the independent reason of the existence of other prior art that it was not possible using commercially reasonable efforts for Millennium to identify or discover prior to the filing of such patent application, then such misjudgment by Millennium shall not constitute a Millennium [**]; or

     (c) the failure (without Bayer's written consent) by Millennium (or any person acting on Millennium's behalf) to pay required filing, issue, maintenance, annuity or renewal fees on any patent applications/patents covering such [**] as prescribed by Section 7.2.

The determination of whether a Millennium [**] exists shall be made on a Licensed Indication-by-Licensed Indication basis.

For the purpose of determining whether or not the [**] are in the Public Domain or are Known to Millennium, neither (A) a disclosure of the [**] [**], nor (B) a disclosure of [**], will satisfy the foregoing tests for determining [**].

     Section 1.55 "MILLENNIUM PATENT RIGHTS" means a Patent Right owned or otherwise controlled by Millennium (singly or jointly with Bayer), and in which Millennium has a licensable or sublicensable interest, covering an invention that is part of the Millennium Know-How.

     Section 1.56 "MILLENNIUM ROYALTY PRODUCTS" means all Small Molecule Drugs that have as their active therapeutic substance (a) a lead structure provided by Bayer to Millennium pursuant to Millennium's exercise of the option set forth in Section 4.2(d)(i)(A)(2) or (3), or (b) any modified version of such lead structure derived therefrom.

     Section 1.57 "NET SALES" means with respect to a Royalty-Bearing Product, the gross amount invoiced by a Party, its Affiliates and/or its sublicensees on sales or other dispositions of the Royalty-Bearing Product to unrelated third parties, less the following items:

     (a) Trade, cash and quantity discounts actually allowed and taken directly with respect to such sales;

     (b) Tariffs, duties, excises, sales taxes or other taxes imposed upon and paid directly with respect to the production, sale, delivery or use of the Royalty-Bearing Product (excluding national, state or local taxes based on income);

     (c) Amounts repaid or credited by reason of rejections, defects, recalls or returns or because of chargebacks, refunds, rebates or retroactive price reductions; and

     (d) An allowance for distribution expenses (such as freight, transportation and insurance expenses) and any other customary deductions in the amount of five percent (5%) of the gross amount invoiced.

     Such amounts shall be determined from the books and records of the applicable Party, its Affiliates and/or its sublicensees, maintained in accordance with generally accepted accounting principles, consistently applied.

     In the event the Royalty-Bearing Product is sold as part of a Combination Product, the Net Sales from the Combination Product, for the purposes of determining royalty payments, shall be determined by multiplying the Net Sales of the Combination Product, during the applicable royalty reporting period, by the fraction, A/A+B, where A is the average sale price of the Royalty-Bearing Product when sold separately in finished form and B is the average sale price of the other product(s) included in the Combination Product when sold separately in finished form, in each case during the applicable royalty reporting period or, if sales of both the Royalty-Bearing Product and the other product(s) did not occur in such period, then in the most recent royalty reporting period in which sales of both occurred. In the event that such average sale price cannot be determined for both the Royalty-Bearing Product and all other products(s) included in the Combination Product, Net Sales for the purposes of determining royalty payments shall be calculated by multiplying the Net Sales of the Combination Product by the fraction of C/C+D where C is the fair market value of the Royalty-Bearing Product and D is the fair market value of all other pharmaceutical product(s) included in the Combination Product. In such event, the selling Party shall in good faith make a determination of the respective fair market values of the Royalty-Bearing Product and all other pharmaceutical products included in the Combination Product, and shall notify the other Party of such determination and provide the other Party with data to support such determination. The other Party shall have the right to review such determination and supporting data, and to notify the selling Party if it disagrees with such determination. If the other Party does not agree with such determination and if the Parties are unable to agree in good faith as to such respective fair market values, then such matter shall be referred to the Executive Officers.

     Section 1.58 "NEW SCIENTIFIC DATA" means, with respect to a Dropped Gene, information generated internally by Bayer or available in the Public Domain, that (i) was not available prior to the date upon which such gene became a Dropped Gene, (ii) is specific to such Dropped Gene, and (iii) [**] as it relates to a [**] in a [**].

     Section 1.59      "[**]" means any human disease or condition that [**].

     Section 1.60 "[**] QT" means a QT that has a Disease/Therapeutic Hypothesis [**] (as determined by the Program Directors pursuant to Section 2.7(b) and that [**].

     Section 1.61 "[**] CT" means an Additional [**], a Designated [**] CT, an Enabled [**] CT or an Unconfigured [**] CT.

     Section 1.62 "NOVEL ANNOTATION PROTEIN" means a target for Small Molecule drug discovery (i) which is not a [**], (ii) for which [**] is in the [**], (iii) which has [**], and (iv) for which Millennium shall have filed a patent application covering and claiming such [**], it being understood that the Program Directors shall have the discretion set forth in Section 2.7(a)(iv).

     Section 1.63 "NOVEL PROTEIN" means the nucleic acid sequence of the full length coding sequence supplied by Millennium (and, hence, the Protein it encodes) where such sequence [**]. The full length coding sequence provided by Millennium [**] of such sequence provided by Millennium [**] of the sequence provided by Millennium is [**] provided by Millennium that [**].

     Section 1.64 "NOVEL UTILITY" means, with respect to a potential QT or CT, [**] claims [**] which, as of the date of the filing of a patent application claiming [**], (a) are not in the Public Domain, and (b) are not Known to Bayer. For the purpose of determining whether or not the [**] claims are in the Public Domain or are Known to Bayer, neither (i) a disclosure of the [**], nor (ii) a disclosure of a [**], will satisfy the foregoing tests for determining [**].

     Section 1.65 "PARTY" means Bayer or Millennium; "Parties" means Bayer and Millennium. As used in this Agreement, references to "third parties" do not include a Party or its Affiliates.

     Section 1.66 "PATENT RIGHT" means a patent or patent application and all converted provisionals, divisions, continuations, continuations-in-part, reissues, reexaminations, extensions, supplementary protection certificates and foreign counterparts thereof that are owned or otherwise controlled by a Party.

     Section 1.67 "PROGRAM DIRECTOR" means a research executive appointed by each Party to serve as such Party's principal coordinator and liaison for the Discovery Program and/or the Conversion Program. The Program Director appointed by Bayer is referred to as the "Bayer Program Director," and the Program Director appointed by Millennium is referred to as the "Millennium Program Director."

     Section 1.68 "PROGRAM TERM" means the period commencing on the Effective Date and ending October 31, 2003.

     Section 1.69 "PROTEIN" means a compound composed of a variety of amino acids joined by amide linkages, including allelic variants thereof and post-translationally modified variants thereof (e.g., glycoslylated Proteins), PROVIDED THAT a Protein shall not include any peptide that is comprised [**].

     Section 1.70 "PUBLIC DOMAIN" means, with respect to a nucleic acid sequence, that such sequence, and with respect to an annotation of a nucleic acid sequence, that such annotation, has been made available to the general public in any manner, including without limitation (a) in a published scientific paper, (b) in an issued patent or a published patent application, or (c) in an electronically published database (e.g. GenBank, DBEST, etc.).

     Section 1.71 "PUBLICATION DATE" means (a) the last day of the month in which a Scientific Publication is first circulated in print-format (as opposed to electronically) to the regular subscribers of the Scientific Publication or
(b) in the case of a Scientific Publication which is circulated only electronically, the last day of the month in which a Scientific Publication is first circulated electronically to its regular subscribers.

     Section 1.72 "QUALIFIED TARGET" or "QT" means a target for Small Molecule drug discovery identified or developed in the course of the Target Discovery Program that has all of the following characteristics: (a) is a Druggable Target that is [**] (except in the case of Druggable Targets for [**], in which case the gene may be [**] in nature); (b) has a [**]; (c) is (i) a [**], (ii) [**], (iii) [**], or (iv) a Druggable Target that is otherwise [**] as a Qualified Target; and (d) the use of such target in the manner contemplated in the Research Plan would not, at the time of its identification or annotation in the Target Discovery Program, [**], unless such target is otherwise approved by the Bayer Program Director.

     Section 1.73 "RELATED THIRD PARTY PAYMENTS" means payments to a third party to license patents covering such third party's technology if, in the absence of such license, the licensed use by Bayer of the specific technology licensed by Millennium under Section 4.1 (or, with respect to Returned QTs or Returned CTs, the licensed use by Millennium of the specific technology licensed by Bayer under Section 4.2(d) of this Agreement) would or is likely to, in the reasonable judgment of the Party seeking such license from such third party, infringe such patents.

     Section 1.74 "REQUIRED PHARMACOGENOMIC ASSAY" means a diagnostic tool (including without limitation an assay) embodied in a diagnostic product used to ascertain the predisposition of an individual to respond favorably or unfavorably to the administration of a Small Molecule Drug where (a) the United States Food and Drug Administration (or a comparable regulatory authority in another country) requires that an individual be tested with the diagnostic product prior to the administration of the associated Small Molecule Drug, as a condition of registering and approving for commercial sale such Small Molecule Drug, or (b) it is determined, in the reasonable judgment of the Party that has the right to commercialize or have commercialized a Small Molecule Drug (based on written information that is made available to the other Party), that the diagnostic product must be marketed and sold with such Small Molecule Drug in order for such Small Molecule Drug to achieve significant market penetration in a country in the Territory.

     Section 1.75 "RESEARCH PLAN" means the research plan attached as EXHIBIT B to this Agreement, as such plan may be updated or amended pursuant to
Section 2.4.

     Section 1.76 "[**]" means [**].[**]"RESTRICTED TARGET" means, subject to Section 3.4, a QT or CT with respect to which Millennium is prevented from granting to Bayer the exclusive or non-exclusive right (as set forth in Section
4.1 or Section 4.2, as applicable) under Millennium Know-How or Millennium Patent Rights to exploit Small Molecule Drugs identified using such target in the applicable Licensed Indication(s), including without limitation targets with entries in the "[**] (Indications)" column of EXHIBIT D or EXHIBIT E. A target is NOT a [**] if (a) genetic sequences or data from which Millennium identifies or annotates that particular target are derived from sources not exclusively owned by or licensed to Millennium (such as genetic sequences or data in the Public Domain or derived from the MBio-Lilly Collaboration); and (b) Millennium is not prevented (by contract or otherwise) from granting exclusive or non-exclusive rights (as set forth in Section 4.1 or Section 4.2, as applicable) under Millennium Know-How or Millennium Patent Rights to exploit Small Molecule Drugs identified using the target in the applicable Licensed Indication(s).

     Section 1.77 "[**] AREAS" means any of the following human diseases or conditions: [**].

     Section 1.78 "ROYALTY-BEARING PRODUCT" means a Bayer Royalty Product and/or a Millennium Royalty Product, as applicable, together with any related Required Pharmacogenomic Assay.

     Section 1.79 "SCIENTIFIC FAILURE" means, with respect to an Enabled CT, the inability of Bayer to configure an assay meeting Bayer's then-current assay specifications as used generally by Bayer at such time, where such failure is the result of an inaccuracy in any Enabling Publication.

     Section 1.80 "SELECTED CT" means a CT selected by Bayer from the Conversion Pool in accordance with the provisions of Section 3.5.

     Section 1.81      "SELECTED [**] CT" means a [**] CT that is a Selected CT.

     Section 1.82 "SELECTED QT" means a QT selected by Bayer from the Discovery Pool in accordance with the provisions of Section 2.7(d).

     Section 1.83 "SMALL MOLECULE" means a compound that is non-peptidic or, if peptidic, is comprised of no more than ten (10) amino acids, including, without limitation, a compound that is a natural product or is developed using medicinal chemistry or combinatorial chemistry technologies.

     Section 1.84 "SMALL MOLECULE DRUG" means any therapeutic agent, the active ingredient in which is a Small Molecule, that [**] in a Small Molecule [**]. The term "Small Molecule Drug" shall not include any pharmaceutical product in which the active ingredient is [**].

     Section 1.85 "SPECIFIC DATA" means data that reasonably support the claim of [**]. Without limiting the generality of the foregoing, one or more of the following types of data are Specific Data if such data reasonably support a claim of [**]: (1) transcriptional profiling, differential or cell-/organ-specific expression data from clinically [**]; (2) [**] data; (3) [**] data; (4[**] data; (5) [**] data; (6) [**] data; (7) [**]data; (8) [**]
data; (9) [**] data; (10) [**] data; (11) [**]data, (12) [**]data; (13) [**]
data; (14) [**] data; (15) [**] data; (16) [**]; (17) [**] data; (18) [**] data;
(19) [**] data; (20) [**] data; (21) [**] data; and (22)[**] data and [**] data.
[**] as Specific Data.

     Section 1.86 "STRATEGIC PROJECT" means a "strategic project" designated by Bayer as such in accordance with Bayer's internal decision-making processes and guidelines in effect from time to time. A copy of Bayer's current guidelines has been provided by Bayer to Millennium.

     Section 1.87 "TARGET BY CLASS DRUG DISCOVERY APPROACH" means a program for the discovery of targets for Small Molecules that has both of the following elements: (i) the bioinformatics analysis of proprietary and publicly available nucleic acid or amino acid sequences to identify Druggable Targets and/or support a Disease/Therapeutic Hypothesis for the Druggable Targets, and (ii) the use of high-throughput gene expression analysis to identify or support a Disease/Therapeutic Hypothesis for the Druggable Targets.

     Section 1.88      "TERRITORY" means all countries of the world.

     Section 1.89 "UNCONFIGURED [**] CT" means a CT which has been designated as such pursuant to Section 3.5.

     Section 1.90 "UNRECOGNIZED PROTEIN" means the nucleic acid sequence of the full length coding sequence supplied by Millennium (and, hence, the Protein it encodes) where (a) [**] of the sequence provided by Millennium [**], but nevertheless (b) [**] sequence by Millennium [**] of the gene as a [**] and such [**]. Such may occur where the [**] or where the Program Directors agree that the [**] "[**]" means [**] caused by [**].

     Section 1.91 "[**]" means [**]. [**]ADDITIONAL DEFINITIONS. Each of the following definitions is set forth in the Section of this Agreement indicated below:

     DEFINITIONS                                          SECTION
     -----------                                          -------
     1974 Convention                                      Section 12.3
     AAA                                                  Section 11.4(a)
     Agreement                                            Preamble
     Assay Configuration Activities                       Section 2.8(a)(i)
     Assay Configuration Credit                           Section 3.8(a)
     Assay Configuration Date                             Section 2.8(a)(iv)
     Assay Specifications                                 Section 2.8(a)(iii)
     Bayer                                                Preamble
     Bayer Indemnified Parties                            Section 12.1(b)
     Bayer [**] Royalty Products                          Section 6.4
     Bayer [**] Activities                                Section 6.6(b)
     Bayer Program Director                               Section 1.67
     Biological Materials                                 Section 2.5(c)
     [**]                                                 Section 1.93
     Breaching Party                                      Section 10.3
     CT First Stage Period                                Section 3.9(a)
     CT Materials                                         Section 3.13(a)
     CT Second Stage Period                               Section 3.9(b)
     CT Third Stage Period                                Section 3.9(c)
     Database                                             Section 2.5(b)
     Designated Inventions                                Section 7.3
     [**]                                                 Section 2.3(d)(i)
     Druggable Target Class                               Section 1.36
     EP                                                   Section 3.8(a)
     Exchange Act                                         Section 1.16
     First Contract Year                                  Section 1.21
     First Stage CT                                       Section 3.9(a)
     First Stage Period                                   Section 2.10(a)
     First Stage QT                                       Section 2.10(a)
     [**]                                                 Section 1.14(g)
     Incyte Agreement                                     Section 6.6(b)
     IP on Sequence Targets                               Section 1.25(a)
     Joint Steering Committee                             Section 2.3(c)
     [**]                                                 Section 2.3(d)(i)
     [**]                                                 Section 2.3(d)(ii)
     [**]                                                 Section 2.3(d)(i)
     [**]                                                 Section 2.5(b)
     Millennium                                           Preamble
     Millennium Indemnified Parties                       Section 12.1(a)
     Millennium Program Director                          Section 1.67
     [**]                                                 Section 4.3(a)
     New CFA QT Opportunity                               Section 5.3
     New CFA QT Opportunity Negotiation Period            Section 5.3
     New CFA QT Opportunity Response Period               Section 5.3
     New CFA QTs                                          Section 12.16(a)
     Non-Breaching Party                                  Section 10.3
     [**]                                                 Section 4.3(a)
     [**] Protein CTs                                     Section 1.25(b)
     [**]                                                 Section 2.3(d)(i)
     Optioned Returned Target                             Section 5.1
     Original Agreement                                   Preamble
     Original Partner                                     Section 5.2
     Post-Restatement Failed-QT CTs                       Section 1.25(c)
     Post-Target Discovery Program                        Section 1.32
     Program Payments                                     Section 6.2
     Project Team                                         Section 2.3
     Recovered Bayer Net Sales                            Section 7.4(a)
     Recovered Millennium Net Sales                       Section 7.4(a)
     Reduced Royalty                                      Section 6.4
     Relevant Patent Information                          Section 3.12(b)
     Restatement Execution Date                           Preamble
     Returned CT                                          Section 3.9(a)
     Returned QT                                          Section 2.10(a)
     Royalty Recipient                                    Section 6.9(a)
     Royalty-Paying Party                                 Section 6.9(a)
     Scientific Publication                               Section 1.38
     Screen to Clinic Validation Activities               Section 2.8(b)
     Second Contract Year                                 Section 1.21
     Second Stage CT                                      Section 3.9(a)
     Second Stage Information                             Section 4.2(d)(i)(A)
     Second Stage Period                                  Section 2.10(b)
     Second Stage QT                                      Section 2.10(a)
     Section 5.1 Opportunity                              Section 5.1
     Section 5.1 Opportunity Negotiation Period           Section 5.1
     Section 5.1 Opportunity Response Period              Section 5.1
     Section 5.2 Opportunity                              Section 5.2
     Section 5.2 Opportunity Negotiation Period           Section 5.2
     Section 5.2 Opportunity Response Period              Section 5.2
     Selection Project Team                               Section 2.3(b)
     Target Discovery Program                             Section 1.32
     Third Contract Year                                  Section 1.21
     Third Stage CT                                       Section 3.9(b)
     Third Stage Information                              Section 4.2(d)(i)(A)
     Third Stage Period                                   Section 2.10(c)
     Third Stage QT                                       Section 2.10(b)
     Unselected CT                                        Section 3.10
     [**]                                                 Section 4.3(a)
     Visiting Scientists                                  Section 2.3(g)
     Waived QT                                            Section 2.7(e)

                                   ARTICLE II
                                DISCOVERY PROGRAM

     Section 2.1 TARGET DISCOVERY PROGRAM OVERVIEW. The primary objective of the Target Discovery Program is to identify and qualify a minimum of 225 QTs during the Discovery Program Term. The principal focus of the Target Discovery Program shall be the identification and qualification of CFA QTs, based upon a Target by Class Drug Discovery Approach. In addition to the foregoing, the Discovery Program may include work directed at [**] or work utilizing approaches for the discovery of targets for Small Molecules other than a Target by Class Drug Discovery Approach, but only if mutually agreed upon by the Parties and reflected in the Research Plan. Millennium shall use commercially reasonable efforts to generate and enter into the Discovery Pool a minimum of 225 QTs over the course of the Discovery Program Term.

     Section 2.2       EXCLUSIVITY.

     (a) MILLENNIUM OBLIGATION. During the Discovery Program Term and subject to the exclusions set forth in Section 2.2(b), [**] with a Disease/Therapeutic Hypothesis in one or more CFAs. Notwithstanding the foregoing, the Parties anticipate that, to further the goals of the Target Discovery Program, Millennium [**] with academic, research or other non-commercial institutions with the goal of identifying additional CFA QTs or qualifying CFA QTs identified in the Target Discovery Program; in such cases, Millennium shall [**]) to the discoveries relevant to this Agreement made pursuant to such agreements [**]. If, in such cases, Millennium is [**].

     (b) EXCLUSIONS. The provisions of subsection (a) are not intended to apply to the following:

         (i) the identification, discovery and/or development of Small Molecule drugs [**] that have been [**] by third parties (other than third parties making such [**] in collaboration with Millennium or any of its Affiliates) as having a Disease/Therapeutic Hypothesis relevant to a CFA, PROVIDED THAT the foregoing shall not apply to any target that is a Selected QT;

         (ii) any activity directed to the identification of targets for Small Molecule drug discovery for CFAs if (A) Millennium's involvement in the activity results from Millennium's acquisition of or by a third party (by merger or otherwise) which, prior to such acquisition or merger, was already engaged in such activity; and (B) [**], such activity, if such activity is of the same type as that being undertaken by the Parties in the course of the Target Discovery Program or [**];

         (iii) the identification, discovery, development and/or practice of [**];

         (iv) the identification, discovery and/or development of any therapeutic product that is not a Small Molecule drug, including any pharmaceutical product in which the active therapeutic substance is [**]; and

         (v) the development of health care or patient management information systems and the provision of health care or patient management information services.

     Section 2.3       MANAGEMENT OF THE DISCOVERY PROGRAM.

     (a) PROGRAM DIRECTORS. Bayer and Millennium have each appointed a Program Director and shall continue to have an appointed Program Director for the benefit of the Discovery Program and the Bayer QT Development Program until December 31, 2007, or such longer mutually agreed time period. Each Party shall have the right, after consultation with the other Party, to designate a different Program Director. During the Discovery Program Term, the Bayer Program Director shall be resident at Millennium for at least three (3) months of each Contract Year in order to facilitate close and direct collaboration between the Parties. The Program Directors shall jointly oversee the conduct of the Discovery Program and shall be responsible for recommending to the Parties any changes to the Research Plan.

     (b) PROJECT TEAMS. The Program Directors shall appoint one or more appropriate project teams ("Project Teams"), in each case consisting of representatives from Bayer and Millennium, to facilitate the conduct of elements of the Discovery Program and the collaboration of the Parties in the following areas: (i) the design of searches of the Database (as defined in Section 2.5) and the identification, based upon a review of such searches, of potential Druggable Targets (the "Selection Project Team"); (ii) review of transcript profiling data; (iii) the identification of targets for each disease within the CFA and the use of such targets to develop Small Molecule Drugs in such CFA; and
(iv) such other areas as may be agreed upon by the Program Directors.

     (c) JOINT STEERING COMMITTEE. During the Discovery Program Term, the Parties established a joint steering committee (the "Joint Steering Committee"), comprised of (i) three (3) senior executives of Bayer and three (3) senior executives of Millennium, and (ii) the Program Directors. During the remainder of the Discovery Program Term, the Parties shall continue the Joint Steering Committee. The Joint Steering Committee shall meet quarterly, or if mutually agreed by the Parties at least semi-annually during the Discovery Program and the Bayer QT Development Program to (i) review the efforts of the Parties in the conduct of the Discovery Program and the Bayer QT Development Program and (ii) attempt to resolve any disputes relating to this Agreement that may arise between the Parties. The location of such meetings of the Joint Steering Committee shall alternate between Massachusetts and Germany, or as otherwise agreed by the Parties. The Joint Steering Committee may also meet by means of a telephone conference call. Each Party may change any one or more of its representatives to the Joint Steering Committee at any time upon notice to the other Party. Each Party shall use reasonable efforts to cause its representatives to attend the meetings of the Joint Steering Committee. If a representative of a Party is unable to attend a meeting, such Party may designate an alternate to attend such meeting in place of the absent representative. In addition, each Party may, at its discretion, invite non-voting employees, and, with the consent of the other Party, consultants or scientific advisors, to attend the meetings of the Joint Steering Committee. Decisions of the Joint Steering Committee shall be made by majority vote of all of the members of the Joint Steering Committee. In general, matters to be agreed upon or approved by the Parties shall be referred to the Joint Steering Committee. Either Party may convene a special meeting of the Joint Steering Committee for the purpose of resolving disputes.

     (d) DISCOVERY PROGRAM LIMITATIONS. Notwithstanding any provisions of this Agreement, including without limitation Section 2.2 hereof, the Parties acknowledge that:

         (i) Millennium is currently a party to an agreement with [**] in certain areas of [**] which contains restrictions relating to Millennium's undertaking of genomic research activities designed primarily to yield biological molecules likely to be useful as targets or as pharmaceutical products in [**] based upon (A) mechanisms [**], (B) [**] mechanisms, and (C) [**] mechanisms ((A), (B) and (C), collectively, the "[**]"). Millennium represents and warrants that the Research Plan did not, as of the Effective Date and does not, as of the Restatement Execution Date, encompass [**] in any manner that would be in violation of or inconsistent with Millennium's obligations under the [**] Agreement. The [**] Agreement was amended on [**], to permit Millennium to [**] on a non-exclusive basis (i.e., [**]) to undertake genomic research activities, pursuant to this Agreement, to yield biological molecules likely to be useful as targets for Small Molecules for the treatment of [**]. Millennium hereby gives written notice [**] that, effective March 31, 2002, (x) the exclusivity restrictions set forth in the [**] Agreement relating to [**] expired, and (y) the [**] Agreement no longer restricts Millennium from [**] on a non-exclusive basis (i.e. from [**]) to undertake genomic research activities, pursuant to this Agreement, to yield biological molecules likely to be useful as targets for Small Molecules [**] and (z) such activities are included [**].

         (ii) Millennium is currently a party to an agreement with [**] in certain areas of [**] which contains restrictions relating to Millennium's undertaking of genomic research activities designed primarily to yield biological molecules likely to be useful as targets or as pharmaceutical products in [**]. The [**] Agreement was amended on [**], to permit Millennium to collaborate [**] on a non-exclusive basis (i.e., [**]) to undertake genomic research activities, pursuant to this Agreement, to yield biological molecules likely to be useful as targets for Small Molecules [**] (as defined above in this clause (ii)).

     (e) NO NEW RESTRICTIONS. Millennium agrees that, from and after the Effective Date, it shall not enter into any agreements, or transfer Know-How or any other assets to any of its Affiliates, that would, in either case, restrict or limit its or Bayer's rights or ability to conduct the Discovery Program, as contemplated in the Research Plan as of the Effective Date and as amended from time to time (such as an agreement not to engage in the types of target discovery activities contemplated by the Research Plan).

     (f) OPTIMIZATION OF ACTIVITIES. Each of the Parties will empower its Program Director to act as a general manager for such Party in the Discovery Program. As such, the Program Directors will have the authority to define approaches and activities that will optimize achievement of the goals of the Discovery Program and the authority to shift resources within the Discovery Program in order to make it more likely to achieve a goal of 225 Configured Assays (it being understood that it is not the intent to alter the legal standard imposed on the Millennium in Article II of this Agreement).

     (g) BAYER VISITING SCIENTISTS. During the Discovery Program Term Millennium agreed to host several scientists employed by Bayer and/or by Bayer Corporation, a wholly owned subsidiary of Bayer ("Visiting Scientists") at Millennium facilities in Cambridge, Massachusetts, and Millennium provided the Visiting Scientists with use of certain Millennium facilities and other valuable resources of Millennium. Millennium and Bayer hereby agree that, effective as of the end of the Discovery Program Term, Millennium will no longer host the Visiting Scientists, and that as of such date the Visiting Scientists will no longer have access to Millennium facilities and other resources of Millennium. By letter agreement dated August 13, 1999, Millennium, Bayer and Bayer Corporation agreed to certain protections regarding access by Visiting Scientists to Millennium confidential information during the Discovery Program Term that is outside the scope of the Discovery Program. The Parties agree that any Millennium confidential information that such Visiting Scientists may receive or be exposed to prior to the end of the Discovery Program Term that is outside the scope of the Discovery Program shall be deemed to be "Non-Discovery Program Confidential Information" as that term is defined in such agreement (subject to terms, conditions and applicable exclusions set forth therein).

     Section 2.4       RESEARCH PLAN.

     (a) GENERAL; MODIFICATIONS. The Parties shall undertake the Discovery Program in accordance with the Research Plan. During the Discovery Program Term, the Program Directors will review the Research Plan on at least an annual basis and submit any proposed modifications or updates to the Parties for their approval; any such modifications or updates shall not become effective until approved by both Parties. The Parties agree to review and consider any such proposed modifications or updates on an expeditious basis.

     (b) CHANGE IN BAYER RESEARCH OBJECTIVES. The Parties recognize that the Discovery Program is designed to result in the creation of a portfolio of QTs distributed among all of the CFAs and Druggable Target Classes. The Parties have established non-binding objectives for QT discovery with respect to each of the CFAs, as set forth on EXHIBIT A to this Agreement. In addition, the Parties have established certain quotas for entry of QTs into the Discovery Pool, also as set forth on EXHIBIT A to this Agreement. In the event that Bayer's research objectives change during the Discovery Program Term (such as Bayer's decision to discontinue efforts in a particular CFA or increase efforts in a particular CFA) or other relevant changes occur in the scientific and competitive environment, the Research Plan shall be modified to reflect such changes, and appropriate corresponding adjustments shall be made to the objectives and quotas set forth on EXHIBIT A to this Agreement.

     Section 2.5       DISCOVERY PROGRAM - GENERAL.

     (a) GENERAL. Each Party agrees to use commercially reasonable efforts to
(i) undertake the responsibilities assigned to such Party in the Research Plan, including, but not limited to, the dedication of resources appropriate to such efforts, and (ii) make available to the other Party those resources set forth in the Research Plan. In addition, each Party agrees to use commercially reasonable efforts to carry out all work done in the course of the Discovery Program and the Bayer QT Development Program in material compliance with all applicable federal, state or local laws, regulations and guidelines governing the conduct of such work, including, without limitation, all applicable export and import control laws.

     (b) MILLENNIUM. Without limiting the generality of Section 2.5(a), the Discovery Program is designed as a multi-disciplinary effort on the part of Millennium, and shall include, but not be limited to, the following internal Millennium activities (as further outlined in the Research Plan): tissue acquisition, DNA extraction, library construction, DNA sequencing bioinformatics, database mining, expression profiling, IN SITU hybridization, Assay Configuration Activities and Screen to Clinic Validation Activities. In particular, the sources for potential Druggable Targets will be derived from DNA sequences from Millennium and its Affiliates (such as DNA sequences derived from [**] and public databases (collectively, the "Database")). During the Discovery Program Term, Millennium shall maintain and make available adequate technical resources and personnel to perform its obligations under the Discovery Program in accordance with the Research Plan, including the software necessary to perform such obligations.

     (c) BIOLOGICAL MATERIALS. For the purposes of facilitating the conduct of the Discovery Program, each Party shall provide to the other Party animal or human tissues, cells, blood samples and other materials ("Biological Materials") specified from time to time in the Research Plan. Each Party agrees to provide all such Biological Materials to the other Party in accordance with the Research Plan. The Parties agree that: (i) all Biological Materials provided by one Party to the other shall be used solely for research purposes in material compliance with all applicable federal, state or local laws, regulations and guidelines;
(ii) all such Biological Materials are provided without any warranties, express or implied; (iii) the Party providing such Biological Materials shall obtain (or cause its third party collaborators to obtain or certify that they have obtained) all appropriate and required consents from the source of such Biological Materials; and (iv) Biological Materials provided by one Party to the other shall not be made available by the other Party to any third party except pursuant to the Discovery Program or upon the prior written consent of the Party providing such Biological Materials.

     (d) DISCLOSURE OF MILLENNIUM KNOW-HOW. During the Discovery Program Term, Millennium (consistent with its applicable confidential disclosure obligations, if any) shall promptly disclose to Bayer (i) all Millennium Know-How specified in the Research Plan, and (ii) all Millennium Know-How not specified in the Research Plan which Millennium reasonably believes to be pertinent to the Discovery Program. Without limiting the generality of the foregoing, promptly following the Effective Date, the Program Directors shall review Millennium Know-How in existence as of the Effective Date relevant to the Target Discovery Program to identify any potential Druggable Targets with a Disease/Therapeutic Hypothesis in a CFA (not previously disclosed in the preparation of the Research
Plan), with the intention of placing all such Druggable Targets in the Target Discovery Program. After the Discovery Program Term, Millennium shall not disclose to Bayer any know-how owned or otherwise controlled by Millennium, including without limitation any Millennium Know-How; PROVIDED HOWEVER, that Millennium may disclose Millennium Know-How in written form after the Discovery Program that Millennium disclosed to Bayer in presentation form during the Discovery Program.

     Section 2.6       SELECTION OF DRUGGABLE TARGETS.

     (a) IDENTIFICATION OF DRUGGABLE TARGETS. The Selection Project Team will design searches of the Database in order to identify Druggable Targets, participate in the searches of the Database, have access to all output from the searches of the Database for the sole purpose of reviewing and selecting Druggable Targets, review the output and select Druggable Targets for expression profiling and other processes designed to identify QTs with potential utility in a CFA, all as further described in the Research Plan. The Selection Project Team shall have full access to the Database and to Millennium personnel for the purposes provided above to enable the Selection Project Team to identify those Druggable Targets most likely to have the highest potential utility in the CFAs. Bayer's access to the Database shall be limited to Bayer's members of the Selection Project Team for the purposes solely of the Discovery Program and the Bayer QT Development Program.

     (b) PRIORITIZATION. The Parties shall undertake further research efforts relating to Druggable Targets (such as [**]) as provided in the Research Plan. The Program Directors shall determine by mutual agreement which Druggable Targets shall be subject to such further efforts. In each Contract Year during the Discovery Program Term, Bayer shall have the right [**] identified during such Contract Year (as measured at the end of such Contract Year), PROVIDED THAT the number of Druggable Targets [**]. At the time the Selection Project Team reviews and selects Druggable Targets for further work (under Section 2.6(a), above), [**] in the Target Discovery Program. In the event that, due to resource constraints, Millennium is unable to work on all Druggable Targets at any given time, the Program Directors shall prioritize all such Druggable Targets; [**].

     (c) IDENTIFICATION OF RESTRICTIONS. Millennium shall identify, at the earliest possible stage of the process of reviewing potential Druggable Targets for status as QTs, the proprietary status of any gene sequence encoding the Druggable Target under consideration as a QT (e.g., whether it is derived from the [**], etc.) as well as any potential restrictions that would limit or otherwise affect Bayer's right to exploit in all human diseases and conditions Small Molecule drugs identified or developed using the Druggable Target.

     (d) PATENT REVIEW. Each Contract Quarter during the Discovery Program Term, Millennium shall use reasonable efforts to monitor patent issuances and patent applications of third parties relevant to any QT and shall advise Bayer of the results of such efforts. In addition, when a QT enters the Discovery Pool, Millennium shall provide Bayer with a written report relating to the following:
Millennium Patent Rights, agreements between a third party and Millennium or any Millennium Affiliate, and any patents or patent applications of third parties known to Millennium, in each case to the extent that such information is material either to the ability of Bayer to develop Small Molecule Drugs based upon such QT or to Bayer's decision to utilize such QT to develop Small Molecule Drugs.

     (e) DROPPED GENES. On a regular basis during the course of the Discovery Program, the Program Directors shall review the Discovery Program activities in order to identify any Dropped Genes, PROVIDED THAT the [**] in the Discovery Program (it being understood that a gene that is temporarily on hold shall not be a Dropped Gene). Notwithstanding the provisions of Section 2.2 of this Agreement, Millennium shall have the right to conduct internal research and development activities within the CFAs (as well as collaborate thereon with academic, research or other non-commercial institutions) with respect to Dropped Genes during the Discovery Program Term. Subject to the limitation on the number of QTs which Bayer is permitted to select from the Discovery Pool, Bayer shall have the right, at any time during the Discovery Program Term, to designate Dropped Genes for inclusion in the Discovery Program if Bayer can present New Scientific Data relating to such Dropped Gene. If, pursuant to the preceding sentence, Bayer designates a Dropped Gene for inclusion in the Discovery Program, Millennium will, within fifteen (15) days after such designation, disclose to Bayer in writing the stage of Millennium's development of such Dropped Gene. In the event that Millennium has not, prior to the date of such designation, developed a Configured Assay with respect to such Dropped Gene and initiated high throughput screening for such Dropped Gene, Bayer shall have the right to include the Dropped Gene in the Discovery Program on the same basis as if such gene had not constituted a Dropped Gene. In the event that Millennium has, prior to the date of such designation, developed a Configured Assay with respect to such Dropped Gene and initiated high throughput screening, Bayer shall, within fifteen (15) days after Millennium's disclosure relating to the development status of such Dropped Gene, either select the Dropped Gene as a Selected QT or elect to maintain its status as a Dropped Gene at all times thereafter. If Bayer selects the Dropped Gene as a Selected QT, (x) Bayer shall pay Millennium a success fee for the Configured Assay with respect to such Selected QT, and (y) the non-exclusive license set forth in Section 4.2 of this Agreement and the Millennium covenant not to sue set forth in Section 4.4 of this Agreement shall apply as though such Selected QT were a Returned QT and shall be limited to Millennium Know-How (and corresponding Millennium Patent Rights) generated by Millennium prior to the development of the applicable Configured Assay and to the Configured Assay. In the case that Millennium uses commercially reasonable efforts over a period of at least nine months but fails to develop a Configured Assay for a Dropped Gene, the same general principles shall apply to any alternative drug discovery activities undertaken by Millennium and the rights of Bayer with respect to such Dropped Gene. For example, if, in any such case, Millennium identifies a lead structure through rational drug design without the aid of a Configured Assay, Millennium shall be deemed to have developed a Configured Assay and initiated a high-throughput screen.

     Section 2.7       IDENTIFICATION AND SELECTION OF QTS.

     (a) GENERAL LIMITATIONS. The following general limitations shall be applicable with respect to the entry of QTs into the Discovery Pool:

         (i) CFA QTS. Unless otherwise agreed by Bayer, in each Contract Year during the Discovery Program Term at least [**] of the QTs entered into the Discovery Pool shall be CFA QTs.

         (ii) [**]. In each Contract Year during the Discovery Program Term, Millennium may, in its discretion, propose that up to [**] of the QTs entered into the Discovery Pool be [**] QTs, PROVIDED THAT such QTs must have a Disease/Therapeutic Hypothesis [**] or in another disease area approved by the Bayer Program Director.

         (iii) [**]. No QT may be entered into the Discovery Pool if it is a [**] unless agreed upon by Bayer.

         (iv) NOVEL ANNOTATION PROTEINS. Unless otherwise agreed by the Program Directors, Millennium shall have filed a patent application covering and claiming the [**] of a [**] at or prior to the designation of such [**] as a QT.

     (b) QT DESIGNATIONS. The Program Directors shall, on an ongoing basis during the Discovery Program Term, review the Druggable Targets identified in the Target Discovery Program and determine and designate by mutual agreement (i) the Disease/Therapeutic Hypothesis or Hypotheses associated with each such QT and (ii) whether, according to the criteria set forth in the definition of "Qualified Target" and in the Research Plan, a target constitutes a QT, except that, in the case of [**], the Millennium Program Director (or others acting on his behalf) will have sole responsibility for determining whether the criteria set forth in Section 1.62(iii) have been met with respect to designating a target as a QT, PROVIDED THAT the foregoing shall not apply to the determination of whether a Millennium [**].

     (c) DISCOVERY POOL; QTS IN DISCOVERY POOL. The Discovery Pool shall include
(A) all CFA QTs as soon as determined to meet the criteria for status as QTs in accordance with Section 2.7(b) and (B) subject to the limitations set forth in
Section 2.7(a) above, [**] that (1) are determined by the Program Directors to meet the criteria for status as QTs, and (2) have a Disease/Therapeutic Hypothesis [**] or in another disease area approved by the Bayer Program Director. The Discovery Pool shall not include CTs.

     (d) BAYER SELECTIONS FROM DISCOVERY POOL. Bayer shall review the QTs in the Discovery Pool on a continuing basis during the Discovery Program Term and shall have the right to select a maximum of 225 QTs (or such lower aggregate number of QTs as shall have been entered into the Discovery Pool during the Discovery Program Term) from the Discovery Pool at any time during the Discovery Program Term, PROVIDED THAT with respect to a QT that enters the Discovery Pool within [**] prior to the expiration of the Discovery Program Term, Bayer shall have the right to select such QT for a period of [**] after such QT enters the Discovery Pool. The Bayer Program Director shall notify the Millennium Program Director of each selection of a QT within [**] after such selection.

     (e) RIGHTS TO WAIVED QTS. Millennium shall retain all rights to use all Waived QTs for all purposes. As used in this Agreement, a "Waived QT" means (a) any Failed QT that is not a CT, and (b) any QT in the Discovery Pool that (i) is not selected by Bayer in accordance with Section 2.7(d), and (ii) is not a CT.

     (f) FAILED QTS AFTER THE RESTATEMENT EXECUTION DATE. Any QT which becomes a Failed QT after the Restatement Execution Date shall be automatically entered into the Conversion Pool as a CT as of the date the QT is designated as a Failed QT. From and after the date any such Failed QT is entered into the Conversion Pool it will be identified as a CT and not as a QT or Failed QT.

     Section 2.8 ADDITIONAL ACTIVITIES IN CFAS. As part of the Discovery Program, Millennium shall undertake further development activities with respect to CFA QTs selected by Bayer. These activities principally fall into two categories: Assay Configuration Activities and Screen to Clinic Validation Activities.

     (a) ASSAY CONFIGURATION.

         (i) DESIGNATION OF DEVELOPER. Bayer and Millennium shall determine by mutual agreement, on a Selected QT-by-Selected QT basis, which Party has the optimal expertise/resources to convert a CFA QT into a Configured Assay (as delineated in the Research Plan, "Assay Configuration Activities") and shall by mutual agreement designate such Party as the developer of the Configured Assay for each such Selected QT. In making such designations, the objective of the Program Directors shall be to allocate development responsibility equitably between the Parties, taking into consideration the degree of anticipated difficulty in developing a Configured Assay for a particular QT. In addition, the Program Directors shall allocate such development responsibility in a manner reasonably necessary at any given time to enable Millennium to satisfy its overall commitment to configure the number of Configured Assays specified in subsection (ii) below. However, if the Parties are unable to agree on such designation, the matter shall be resolved by the Bayer Program Director. Configured Assays for Selected QTs may also be configured jointly by Bayer and Millennium, in which event the terms and conditions of Millennium's use of such Configured Assays in relation to Returned QTs under Section 4.2 shall be determined by mutual agreement on a case-by-case basis at the time work on the Configured Assay is commenced. If a Party is developing a Configured Assay for a Selected QT and requests the other Party to assist it in [**] in connection with developing such assay, such other Party shall provide such assistance. The provision of such assistance shall not make a Configured Assay a jointly Configured Assay. If a Party requests such assistance, such Party shall have [**] to develop the Configured Assay for the Selected QT before such Selected QT becomes a Failed QT. The Party responsible for developing a Configured Assay for a Selected QT shall use commercially reasonable efforts to do so as soon as practicable. If a Party responsible for developing a Configured Assay for a Selected QT is unable to do so, it shall report to the other Party on its efforts and the reasons for such inability.

         (ii) MILLENNIUM COMMITMENT. Millennium shall make available sufficient assay configuration resources to configure [**] Configured Assays for Selected QTs over the Discovery Program Term, PROVIDED THAT in the event that Millennium is unable to configure an assay for any of the Selected QTs for which it is the designated developer, Millennium shall make available assay configuration resources to configure an additional Configured Assay (not to exceed an additional [**] such Configured Assays). Millennium's obligation to make available such assay configuration resources shall terminate as of the earlier of (A) [**], or (B) [**] after the date upon which Bayer selects the last Selected QT from the Discovery Pool for which Millennium is designated during the Discovery Program Term as the developer of the related Configured Assay. Millennium shall provide to Bayer the standard operating procedures, tools and reagents necessary to use each Millennium Configured Assay, with limits and quantities relating to such reagents to be set forth in the Research Plan.

         (iii) ASSAY SPECIFICATIONS. The Research Plan shall include specifications for Configured Assays generally, and the Program Directors shall by mutual agreement establish additional specifications for each assay (collectively, "Assay Specifications"). Each Party shall use commercially reasonable efforts to develop Configured Assays in conformance with the applicable Assay Specifications.

         (iv) ASSAY CONFIGURATION DATE. The Program Directors shall determine by mutual agreement whether a Configured Assay for a Selected QT has been developed in accordance with the Assay Specifications. With respect to a Bayer Configured Assay for a Selected QT, the date of such determination by the Program Directors (or, in the event that the Program Directors fail to reach agreement, the date of determination pursuant to Section 2.14) shall be the "Assay Configuration Date" for such Bayer Configured Assay. With respect to a Millennium Configured Assay for a Selected QT, the later of (A) the date such assay is delivered to a destination designated by Bayer (or failing any such designation, to Bayer's facility in Wuppertal), or (B) the date of the determination by the Program Directors (or, in the event that the Program Directors fail to reach agreement, the date of determination pursuant to Section
2.14 that the Configured Assay has been developed in conformance with the Assay Specifications, shall be the "Assay Configuration Date" for such Millennium Configured Assay. Bayer shall have the right to test each such Millennium Configured Assay to confirm that it has been developed in conformance with the Assay Specifications. If, within [**] after a Millennium Configured Assay has been delivered to a Bayer location as specified above, Bayer does not provide written notice to Millennium that such Millennium Configured Assay failed to conform to the Assay Specifications based on such tests, the Assay Configuration Date shall remain the date specified above. However, if Bayer determines that the Millennium Configured Assay does not conform to the Assay Specifications based upon such tests and so notifies Millennium within such [**] period, the Parties shall work together for a period of [**] to modify the Millennium Configured Assay to enable it to conform to the Assay Specifications; in such event, the date that the Parties agree that the Millennium Configured Assay meets such Assay Specifications shall be the "Assay Configuration Date" for such Millennium Configured Assay. If the Parties are unable to modify the Millennium Configured Assay within such [**] period (or such longer period as may be mutually agreed) to enable it to meet the Assay Specifications, the Selected QT related to such Millennium Configured Assay shall become a Failed QT.

     (b) SCREEN TO CLINIC VALIDATION. On a selective basis to be determined by Bayer and as further described in the Research Plan, Millennium shall provide additional resources (approximately [**] in the First Contract Year, and an average of approximately [**] in each of the Second through Fifth Contract Years) necessary to engage in (i) additional validation of CFA QTs selected by Bayer for which lead compounds have been discovered and/or (ii) additional validation or optimization of the lead compounds targeted to CFA QTs (collectively, "Screen to Clinic Validation Activities"), PROVIDED THAT no such Screen to Clinic Validation Activities shall be undertaken under the Discovery Program with respect to First Stage QTs (as defined in Section 2.10 below) unless otherwise mutually agreed. Examples of Screen to Clinic Validation Activities include, without limitation, high throughput gain or loss of function studies in cell-based systems, profiling of compounds targeted to CFA QTs and the development of animal models (e.g., through transgenic, knockout and gene delivery methods) to further validate the CFA QTs and/or lead compounds targeted to them.

     Section 2.9 [**] RESEARCH ACTIVITIES. Unless otherwise agreed by the Parties on a case-by-case basis, Millennium shall [**].

     Section 2.10 PROGRESSION OF SELECTED QT FROM FIRST TO THIRD STAGES. For the purpose of determining which Selected QTs shall become Returned QTs, each Selected QT shall pass through a series of development stages or become a Returned QT, as set forth in this Section 2.10.

     (a) FIRST STAGE. After a Selected QT has been developed into a Configured Assay, such Selected QT shall become a first stage QT ("First Stage QT") for a maximum of [**] from the Assay Configuration Date for such QT (the "First Stage Period"). During the First Stage Period with respect to each First Stage QT, Bayer shall [**] after the expiration of the First Stage Period for each First Stage QT, either (x) Bayer shall designate such First Stage QT as a second stage QT (a "Second Stage QT") or (y) Bayer will relinquish its exclusive rights under
Section 4.1(a) with respect to such QT (a "Returned QT"). Bayer may not designate more than [**] First Stage QTs and First Stage CTs, in the aggregate, to become Second Stage QTs.

     (b) SECOND STAGE. A Second Stage QT shall remain a Second Stage QT for a maximum of [**] from the time of its designation as a Second Stage QT (the "Second Stage Period"). During the Second Stage Period with respect to each Second Stage QT, Bayer shall [**] after the expiration of the Second Stage Period for each Second Stage QT, either (x) Bayer shall designate such Second Stage QT as a third stage QT (a "Third Stage QT"), or (y) such Second Stage QT shall be designated by Bayer as a Returned QT. Bayer may not designate more than [**] Second Stage QTs and Second Stage CTs, in the aggregate, to become Third Stage QTs.

     (c) THIRD STAGE. A Third Stage QT shall remain a Third Stage QT for a maximum of [**] from the time of its designation as a Third Stage QT (the "Third Stage Period"). During the Third Stage Period, with respect to each Strategic Project associated with a Third Stage QT, Bayer shall [**] after the expiration of the Third Stage Period for each Third Stage QT, either (x) the Development Candidate associated with such Third Stage QT shall be taken into further development and be retained by Bayer, or (y) such Third Stage QT shall be designated by Bayer as a Returned QT. Bayer may not designate more than [**] Third Stage QTs and Third Stage CTs, in the aggregate, to become Development Candidates.

     (d) FAILED QTS AND NON-SCREENED QTS. With respect to each Failed QT which Bayer has elected to retain as a Selected QT (excluding Failed QTs which are designated as CTs and entered into the Conversion Pool) and each Selected QT which Bayer intends to develop without using a Configured Assay (such as through rational drug design), the Parties shall discuss in good faith and implement timing and return standards substantially similar to the provisions of subsections (a) through (c).

     (e) EARLY DETERMINATIONS. In the case of First, Second and Third Stage QTs, the time periods set forth in Section 2.10(a), (b), and (c) are intended as maximum time periods. Consequently, Bayer shall notify Millennium of any decision it makes with respect to discontinuing permanently the activities required to be undertaken for any First, Second or Third Stage QT within [**] of such decision, in which instance such QT shall immediately be designated as a Returned QT.

     (f) ACTIVITIES NOT PART OF DISCOVERY PROGRAM. Any activities undertaken, by either Party with respect to a Returned QT following its designation as such shall not be considered to be part of the Discovery Program or the Bayer QT Development Program.

     (g) FORCE MAJEURE. The time periods set forth in Section 2.10(a), (b), and
(c) shall be extended in the event of (and for the duration of) delays relating to the activities set forth in such Sections as a result of any cause or causes beyond the control of Bayer, including, but not limited to, the events described in Section 12.8.

     Section 2.11 DILIGENCE OBLIGATION. Bayer shall use reasonable commercial efforts to undertake the activities relating to each First, Second and Third Stage QT that is not a Returned QT, as provided in Section 2.10, PROVIDED THAT Bayer may discontinue or suspend such activities from time to time with respect to a particular Selected QT if Bayer determines that it is commercially reasonable to do so (any such discontinuation or suspension, however, to have no effect on the time periods set forth in Section 2.10(a),
(b), and (c)).

     Section 2.12 MILLENNIUM PARTICIPATION IN DEVELOPMENT. Millennium shall participate with Bayer in the research and development of Small Molecule Drugs under development by Bayer in the Discovery Program (other than Small Molecule Drugs based upon Returned QTs) as follows: (a) for Small Molecule Drugs that have not yet reached Development Candidate status, the Parties shall establish an appropriate forum to provide Millennium with the opportunity to be informed of and comment on the research and development activities relating to all such Small Molecule Drugs on at least a quarterly basis; and (b) for Small Molecule Drugs that have reached Development Candidate status, Bayer shall provide Millennium with the opportunity to be informed of and comment on the development, clinical and regulatory activities related to all such Small Molecule Drugs, PROVIDED THAT Bayer shall have the right to make all determinations relating to research, development, clinical and regulatory issues relating to Small Molecule Drugs.

     Section 2.13      REPORTS.

     (a) MONTHLY SPREADSHEETS. In order to assist the Parties in administering the Discovery Program and the Bayer QT Development Program, and in the selection and return of QTs, the Program Directors shall provide jointly prepared spreadsheets to the Parties within five (5) business days after the end of each calendar month covering the following matters for such month:

         (i)   the following matters relating to the conduct of the Discovery
Program: (A) the QTs entered into the Discovery Pool; (B) the success fees invoiced or paid; (C) statistical information concerning Assay Configuration Activities relating to Selected QTs; (D) statistical information concerning Screen to Clinic Validation Activities; and (E) the QTs that have been designated by Millennium [**];

         (ii)  the following matters relating to the Bayer QT Development
Program: (A) each First Stage QT that has reached the end of the First Stage Period, and whether such First Stage QT has become a Second Stage QT or a Returned QT; (B) each Second Stage QT that has reached the end of the Second Stage Period, and whether such Second Stage QT has become a Third Stage QT or a Returned QT; (C) each Third Stage QT that has reached the end of the Third Stage Period and whether such Third Stage QT has become a Development Candidate or a Returned QT; and (D) the number of First, Second and Third Stage QTs that have become Returned QTs cumulatively since the Effective Date; and

         (iii) such other matters mutually deemed relevant by the Program Directors or the Parties.

     (b) SEMI-ANNUAL REPORTS. The Program Directors shall jointly prepare and deliver summary reports to the Parties within thirty (30) days after the end of each April and October during the Discovery Program Term and the period during which the Bayer QT Development Program is being conducted summarizing the information included in the monthly spreadsheets for such calendar half-year and providing a narrative report on the status of the activities being conducted in the Discovery Program and the Bayer QT Development Program.

     (c) SPREADSHEET AND REPORT FORMATS. The Program Directors shall establish by mutual agreement standard formats for the monthly spreadsheet and the semi-annual report. Such formats shall be incorporated in the Research Plan.

     Section 2.14 DECISION MAKING. The goal of all decision making shall be to achieve consensus. The Program Directors and Project Teams shall decide matters appropriate to their scope of responsibilities on a consensus basis. If a matter cannot be resolved by a Project Team on a consensus basis, it shall be referred to the Program Directors for resolution. In the event that the Program Directors are unable to reach agreement on any matter within fifteen (15) days after the matter is referred to them, the issue shall be referred for resolution to the Joint Steering Committee and, if the Joint Steering Committee is unable to reach agreement on such matter within thirty (30) days after the matter is referred to it, to the Executive Officers, PROVIDED THAT the following matters shall not be referred to the Joint Steering Committee or to the Executive Officers or to arbitration under Article XI: (a) whether, under Section 2.1, the Target Discovery Program should include work [**] or using target discovery approaches other than a Target by Class Drug Discovery Approach; (b) approval of any changes or modifications to the Research Plan pursuant to Section 2.4; (c) whether a QT is a Failed QT; (d) the extension or shortening of the time for the configuration of an assay under Section 2.8 or Section 3.5; and (e) the matters referred to in Section 2.9. If the Executive Officers are unable to resolve a matter referred to them under this Section 2.14, and the issue relates to a Designated Scientific Issue, the Parties shall resolve that matter through the use of an expedited mediation process, in which the Parties first try to agree on a mutually acceptable scientist to serve as the mediator (failing mutual agreement on a single scientist, each Party appoints a scientist not affiliated with such Party and the two so selected pick a third unaffiliated scientist). The mediator(s) shall review the disputed matter on an expedited basis (not to exceed 45 days), considering the relevant data, standards established by this Agreement and the Research Plan and relevant precedents. The decision of the mediator(s) shall be binding on the Parties. If the Executive Officers are unable to resolve a matter referred to them under this Section within thirty
(30) days after the matter is referred to them and the issue is not a Designated Scientific Issue, the provisions of Article X shall apply.

                                   ARTICLE III
                               CONVERSION PROGRAM.

     Section 3.1 OVERVIEW. The primary objective of the Conversion Program is to provide Bayer with access to a pool of Conversion Targets from which Bayer may choose Selected CTs for use by Bayer in conducting Assay Configuration Activities and the development by Bayer of Bayer Royalty Products. Millennium acknowledges that, during the course of [**] in the Discovery Program, the Bayer QT Development Program, the Conversion Program or the Bayer CT Development Program, Bayer may [**] that is a QT or a CT. Millennium agrees that Bayer may [**] and for which use Bayer would require a license grant from Millennium.

     Section 3.2       MANAGEMENT OF THE CONVERSION PROGRAM.

     (a) PROGRAM DIRECTORS. Bayer and Millennium have each appointed a Program Director for the benefit of the Discovery Program and the Bayer QT Development Program, and each Party shall continue to have an appointed Program Director during the Conversion Program Term and the term of the Bayer CT Development Program for the benefit of the Conversion Program and the Bayer CT Development Program. Each Party shall have the right, after consultation with the other Party, to designate a different Program Director.

     (b) JOINT STEERING COMMITTEE. During the Discovery Program Term, the Parties established a Joint Steering Committee, comprised of (i) three (3) senior executives of Bayer and three (3) senior executives of Millennium, and
(ii) the Program Directors. The Joint Steering Committee shall remain in place during the Conversion Program Term and the term of the Bayer CT Development Program and shall meet quarterly, or if mutually agreed by the Parties, at least semi-annually to (i) review the efforts of the Parties in the conduct of the Conversion Program and the Bayer CT Development Program, and (ii) attempt to resolve any disputes relating to this Agreement that may arise between the Parties. The location of such meetings of the Joint Steering Committee shall alternate between Massachusetts and Germany, or as otherwise agreed by the Parties. The Joint Steering Committee may also meet by means of a telephone conference call. Each Party may change any one or more of its representatives to the Joint Steering Committee at any time upon notice to the other Party. Each Party shall use reasonable efforts to cause its representatives to attend the meetings of the Joint Steering Committee. If a representative of a Party is unable to attend a meeting, such Party may designate an alternate to attend such meeting in place of the absent representative. In addition, each Party may, at its discretion, invite non-voting employees, and, with the consent of the other Party, consultants or scientific advisors, to attend the meetings of the Joint Steering Committee. Decisions of the Joint Steering Committee shall be made by majority vote of all of the members of the Joint Steering Committee. In general, matters to be agreed upon or approved by the Parties shall be referred to the Joint Steering Committee. Either Party may convene a special meeting of the Joint Steering Committee for the purpose of resolving disputes.

     Section 3.3       IDENTIFICATION AND PROVISION OF CONVERSION TARGETS.

     (a) MILLENNIUM OBLIGATION. Millennium shall use commercially reasonable efforts (i) until October 31, 2003, to undertake the process set forth in subsection (d) below with the objective of identifying at least [**] CTs for inclusion in the Conversion Pool, and (ii) until November 30, 2003, to finalize data packages and to update exhibits hereto relating to those CTs identified for inclusion in the Conversion Pool. In the event that the Parties agree on [**] CTs for inclusion in the Conversion Pool prior to October 31, 2003, Millennium shall continue to use commercially reasonable efforts to identify additional CTs for inclusion in the Conversion Pool until October 31, 2003. Except as set forth in this Section 3.3, Millennium will have no obligation to identify targets for inclusion in the Conversion Pool.

     (b) INITIAL CT DESIGNATIONS. As of the commencement of the Conversion Program Term, Millennium shall enter the IP on Sequence Targets and [**] Protein CTs into the Conversion Pool as CTs. From and after the Restatement Execution Date, EXHIBIT E will automatically be deemed to include any CT identified as a [**] Protein CT by mutual agreement of the Program Directors during the period commencing on the Restatement Execution Date and ending as of the beginning of the Conversion Program Term.

     (c) POST-RESTATEMENT FAILED-QT CTS. Each Post-Restatement Failed-QT CT will automatically enter the Conversion Pool as a CT as of the date it becomes a Failed QT, PROVIDED HOWEVER, that if such date would be before the beginning of the Conversion Program Term, then such CT shall be entered into the Conversion Pool as of the beginning of the Conversion Program Term. From and after the Restatement Execution Date, EXHIBIT E will automatically be deemed to include any such QT that becomes a Post-Restatement Failed-QT CT as of the date specified in the preceding sentence.

     (d) PROCESS FOR INCLUSION OF CTS. The Program Directors shall work together during the period from the Restatement Execution Date through the end of the Discovery Program Term to identify and include in the Conversion Pool [**] Protein CTs to meet the objectives set forth in Section 3.3(a). The Bayer Program Director, in consultation with the Millennium Program Director, shall have the right to identify CTs proposed by Millennium for inclusion in the Conversion Pool until October 31, 2003. For purposes of clarity, Millennium will not be required to undertake any additional experimental activities in the conduct of the CT designation process set forth in this Section 3.3(d), including, without limitation, any activity relating to the identification or characterization of any target, other than producing, with the agreement of the Program Directors, gene expression-related data as described in Section 1.34.

     Section 3.4       CHANGES TO LICENSED INDICATIONS AND RESTRICTED TARGET
STATUS.

     (a) Until three (3) business days after the Restatement Execution Date, the Bayer Program Director may give the Millennium Program Director notice by e-mail reducing the scope to a subset of the Licensed Indication(s) for the CTs listed on EXHIBIT E as of the Restatement Execution Date, and EXHIBIT E will be deemed automatically amended as a result of such notice. The Millennium Program Director shall promptly send an e-mail to the Bayer Program Director acknowledging receipt of the Bayer Program Director's e-mail. If a CT was a [**] but, as a result of such notice from Bayer to Millennium, none of the indication(s) listed in the "Restrictions" column for a particular CT on EXHIBIT E are included in the Licensed Indication(s) for such CT, then, notwithstanding anything to the contrary in this Agreement, such CT shall no longer be deemed a [**].

     (b) For a period of three (3) weeks after the identification of a CT as a [**] Protein CT, where such CT is identified as a [**] Protein CT following the Restatement Execution Date, the Bayer Program Director may give the Millennium Program Director notice by e-mail reducing the scope to a subset of the Licensed Indication(s) for such [**] Protein CT as set forth on EXHIBIT E, and EXHIBIT E will be deemed automatically amended as a result of such notice. The Millennium Program Director shall promptly send an e-mail to the Bayer Program Director acknowledging receipt of the Bayer Program Director's e-mail. If the corresponding [**] Protein on EXHIBIT E was a [**] but, as a result of such notice from Bayer to Millennium, none of the indication(s) listed in the "Restrictions" column for the corresponding [**] Protein as set forth in EXHIBIT E are included in the Licensed Indication(s) for such [**] Protein CT on EXHIBIT E, then, notwithstanding anything to the contrary in this Agreement, such [**] Protein CT shall no longer be deemed a [**].

     (c) For a period of thirty (30) days after a Post-Restatement Failed-QT CT enters the Conversion Pool after the Restatement Execution Date, the Bayer Program Director may give the Millennium Program Director notice by e-mail of the Licensed Indication(s) for such Post-Restatement Failed-QT CT (such Licensed Indication(s) to be within the CFA of the corresponding Failed QT (as set forth in EXHIBIT D)) and EXHIBIT D and EXHIBIT E will be deemed automatically amended as a result of such notice (including without limitation by deleting the corresponding Failed QT from EXHIBIT D and including the Post-Restatement Failed-QT CT on EXHIBIT E). The Millennium Program Director shall promptly send an e-mail to the Bayer Program Director acknowledging receipt of the Bayer Program Director's e-mail. If the corresponding Failed QT on EXHIBIT D was a [**], but, as a result of such notice from Bayer to Millennium, none of the indication(s) listed in the "Restrictions" column for the corresponding Failed QT as set forth in EXHIBIT D are included in the Licensed Indication(s) for such Post-Restatement Failed-QT CT on EXHIBIT E, then, notwithstanding anything to the contrary in this Agreement, such Post-Restatement Failed-QT CT shall no longer be deemed a [**].

     (d) After the last Post-Restatement Failed-QT CT has entered into the Conversion Pool, Bayer shall provide Millennium with a signed copy of EXHIBIT D and EXHIBIT E which shall be acknowledged by Millennium by countersignature. The Millennium Program Director shall promptly provide a copy of such exhibits to the Bayer Program Director.

     (e) With respect to each of QT [**], Millennium shall use commercially reasonable efforts to complete, on or before October 31, 2003, an analysis as to whether such QT is a [**] Protein with respect to CV Angiogenesis, and Millennium will provide to Bayer written notice confirming the results of such analysis. In the event that Millennium determines, based on such results, that any such QT is not a [**] Protein with respect to CV Angiogenesis, EXHIBIT D or EXHIBIT E, as applicable, will be deemed automatically amended, effective upon delivery of such results to Bayer, so that the reference to "CV Angiogenesis" in the "Licensed Indication(s)" column of such exhibit with respect to such QT is deleted.

     Section 3.5 SELECTION OF CTS BY BAYER; ASSAY CONFIGURATION; UNCONFIGURED [**] CTS.

     (a) BAYER SELECTIONS FROM CONVERSION POOL. Bayer will have the right to select CTs from the Conversion Pool at any time during the Conversion Program Term. Upon Bayer's selection of a CT from the Conversion Pool, the CT will be designated as a Selected CT. The Bayer Program Director shall notify the Millennium Program Director of each selection of a CT within ten (10) days after such selection.

     (b) MILLENNIUM NOTICE CONCERNING SELECTED CTS. Millennium shall, within thirty (30) days after receipt of notice from Bayer concerning its selection of a CT, provide written notice to Bayer if it believes that such Selected CT constitutes an Enabled [**] CT, with such notice specifying the publication that Millennium believes constitutes an Enabling Publication. If Bayer disagrees that a publication is an Enabling Publication, then such dispute shall be resolved in accordance with the terms of this Agreement. If Millennium does not provide such notice within the prescribed period, then, notwithstanding anything to the contrary in this Agreement, in no event shall such Selected CT be designated an Enabled [**] CT.

     (c) UNCONFIGURED [**] CTS. If Bayer fails to successfully develop a Configured Assay with respect to any Selected CT on or before the applicable CT Assay Configuration Deadline, then the Selected CT will be designated as an Unconfigured [**] CT, subject to the provisions of Section 3.6(c) below.

     (d) LIMIT ON MILLENNIUM OPTION. Millennium's option and license rights to Bayer Returned Target Know-How and Bayer Returned Target Patent Rights under
Section 4.2(d) shall not apply to Unconfigured [**] CTs.

     Section 3.6       ENABLING PUBLICATIONS.

     (a) BAYER SELECTION OF ENABLED CTS. During the Conversion Program Term, if an Enabling Publication is published and a Configured Assay has not already been developed with respect to the related CT, Bayer shall either (i) select such Enabled CT pursuant to Section 3.5(a) within [**] days after the Publication Date of the Enabling Publication or (ii) such Enabled CT will be designated as an Enabled [**] CT.

     (b) MILLENNIUM NOTIFICATION. The Millennium Program Director shall provide written notice to the Bayer Program Director during the Conversion Program Term promptly after he/she becomes aware of an Enabling Publication relating to any CT that is not a [**] CT, and such notice shall specify the Enabling Publication. For the purpose of clarity, neither Millennium nor the Millennium Program Director shall have any obligation to undertake a search for Enabling Publications.

     (c) SCIENTIFIC FAILURE. If Bayer fails to develop a Configured Assay for an Enabled CT on or before the applicable CT Assay Configuration Deadline and such failure is as a result of a Scientific Failure, then such Enabled CT shall not be designated as an Enabled [**] CT but shall return to the Conversion Pool and shall no longer be deemed a Selected CT.

     (d) LIMIT ON MILLENNIUM OPTION. Millennium's option and license rights to Bayer Returned Target Know-How and Bayer Returned Target Patent Rights under
Section 4.2(d) shall not apply to Enabled [**] CTs.

     Section 3.7 DESIGNATED [**] CTS. Subject to Section 3.1, at the end of each full Contract Year of the Conversion Program Term commencing at the end of the [**], Millennium shall have the right to designate [**] CTs as Designated [**] CTs, PROVIDED THAT any such CT is not a Selected CT. Notwithstanding the foregoing, if the CT that Millennium desires to designate as a Designated [**] CT is an [**] CT but is not an [**] CT, Millennium must first provide Bayer with notice that it desires to designate the [**] CT as a [**] CT. If Bayer fails to select the [**] CT from the Conversion Pool within [**] of Millennium's notice, then such CT shall be designated as a [**] CT in accordance with this Section
3.7. If Bayer selects the [**] CT from the Conversion Pool within such [**] period, then Bayer must develop a Configured Assay with respect thereto in accordance with Section 3.6. If Bayer fails to develop a Configured Assay with respect thereto in accordance with Section 3.6, then such [**] CT shall be designated as an [**] CT pursuant to Section 3.5(c). Millennium shall provide Bayer from time to time with one or more notices stating which targets it intends to designate as [**] CTs pursuant to this Section 3.7 within [**] after the end of a Contract Year or Millennium shall lose the right to so designate. If Millennium fails to designate [**] CTs as [**] CTs for any one Contract Year pursuant to this Section 3.7, Millennium will not have the right to carry-forward unused designations to subsequent Contract Years during the Conversion Program Term. Millennium's option and license rights to Bayer Returned Target Know-How and Bayer Returned Target Patent Rights under Section 4.2(d) shall not apply [**].

     Section 3.8       OUTPUT OBLIGATIONS.

     (a) MINIMUM ASSAY CONFIGURATION REQUIREMENTS. Bayer will be obligated to develop a minimum number of Configured Assays during each full Contract Year of the Conversion Program Term commencing with the [**] equal to (i) [**] multiplied by EP (ii) minus the Assay Configuration Credits, where "EP" is the number of Enabling Publications with a Publication Date in the immediately preceding Contract Year; PROVIDED, HOWEVER, that notwithstanding the foregoing Bayer, in no event may the calculation of ([**] multiplied by EP) exceed [**] for any Contract Year, regardless of how may Enabling Publications had a Publication Date in the immediately preceding Contract Year. If, based on the formula noted above, Bayer is able to develop more Configured Assays than is required in a particular Contract Year, then Bayer may carry forward a credit (the "Assay Configuration Credit") equal to the number of Configured Assays in excess of the number required for the Contract Year and apply it to Bayer's assay configuration requirement in any following Contract Year. For example, if, during the [**] there are [**] Enabling Publications, and Bayer has one Assay Configuration Credit available, then, for the [**], Bayer will be required to develop [**] Configured Assays.

     (b) ADDITIONAL [**] CTS. If, in any full Contract Year of the Conversion Program Term commencing with the [**], Bayer fails to develop the minimum number of Configured Assays required by Section 3.8(a) for the Contract Year, then at the end of such Contract Year, Millennium shall have the right to designate a number of CTs that are not Selected CTs as Additional [**] CTs equal to (i) (A) the minimum number of Configured Assays required by Section 3.8(a) for the Contract Year minus (B) the number of Configured Assays actually developed by Bayer in such Contract Year, multiplied by (ii) one (1) for the [**], two (2) for the [**] or [**] and three (3) for the [**]. For example, if, in accordance with the calculation set forth in Section 3.8(a), Bayer is required to develop [**] Configured Assays during the [**], but Bayer develops [**], then Millennium shall have the right to designate [**] CTs. Millennium shall provide Bayer from time to time with one or more notices stating which CTs that are not Selected CTs that it intends to designate as [**] CTs pursuant to this Section 3.8 within [**] after the end of the applicable Contract Year. For clarity, any designations pursuant to this Section 3.8 will be in addition to Millennium's right to designate [**] CTs pursuant to Section 3.7. Millennium's option and license rights to Bayer Returned Target Know-How and Bayer Returned Target Patent Rights under Section 4.2(d) shall not apply [**].

     Section 3.9 PROGRESSION OF SELECTED CT FROM FIRST TO THIRD STAGES. For the purpose of determining which Selected CTs shall become Returned CTs, each Selected CT that is not a Selected [**] CT shall pass through a series of development stages or become a Returned CT, as set forth in this Section 3.9(b). For the avoidance of doubt, these development stages do not apply [**].

     (a) FIRST STAGE. After a Selected CT has been developed into a Configured Assay by or on behalf of Bayer, such Selected CT shall become a first stage CT ("First Stage CT") for a maximum of [**] from the date that a Configured Assay was developed for such CT (the "CT First Stage Period"). During the CT First Stage Period with respect to each First Stage CT, Bayer shall [**]. [**] after the expiration of the CT First Stage Period for each First Stage CT, either (x) Bayer shall designate the First Stage CT as a second stage CT ("Second Stage CT") or (y) Bayer will relinquish its exclusive rights under Section 4.1(a) with respect to the CT (a "Returned CT"). Bayer may not designate more than [**] First Stage QTs and First Stage CTs, in the aggregate, to become Second Stage QTs and Second Stage CTs.

     (b) SECOND STAGE. A Second Stage CT shall remain a Second Stage CT for a maximum of [**] from the date of its designation as a Second Stage CT (the "CT Second Stage Period"). During the CT Second Stage Period with respect to each Second Stage CT, Bayer or an Affiliate or sublicensee shall [**]. [**] after the expiration of the Second Stage Period for each Second Stage CT, either (x) Bayer shall designate the Second Stage CT as a third stage CT ("Third Stage CT") or
(y) the Second Stage CT shall be designated by Bayer as a Returned CT. Bayer may not designate more than [**] Second Stage QTs and Second Stage CTs, in the aggregate, to become Third Stage QTs and Third Stage CTs.

     (c) THIRD STAGE. A Third Stage CT shall remain a Third Stage CT for a maximum of [**] from the date of its designation as a Third Stage CT (the "CT Third Stage Period"). During the CT Third Stage Period, with respect to each Strategic Project associated with a Third Stage CT, Bayer or an Affiliate or sublicensee shall [**]. [**] after the expiration of the CT Third Stage Period for each Third Stage CT, either (x) the Development Candidate associated with the Third Stage CT shall be taken into further development and be retained by Bayer, or (y) the Third Stage CT shall be designated by Bayer as a Returned CT. Bayer may not designate more than [**] Third Stage QTs and Third Stage CTs, in the aggregate, to become Development Candidates.

     (d) EARLY DETERMINATIONS. In the case of First, Second and Third Stage CTs, the time periods set forth in Section 3.9(a), Section 3.9(b) and Section 3.9(c) are intended as maximum time periods. Consequently, Bayer shall notify Millennium of any decision it makes with respect to discontinuing permanently the activities required to be undertaken for any First, Second or Third Stage CT within [**] of such decision, in which instance such CT shall immediately be designated as a Returned CT.

     (e) SURVIVAL. The timelines set forth in subsections (a) through (c) shall survive the Conversion Program Term.

     (f) ACTIVITIES NOT PART OF CONVERSION PROGRAM. Any activities undertaken, by either Party with respect to a Returned CT following its designation as such shall not be considered to be part of the Conversion Program or the Bayer CT Development Program.

     (g) FORCE MAJEURE. The time periods set forth in Section 3.9(a), Section 3.9(b) and Section 3.9(c) shall be extended in the event of (and for the duration of) delays relating to the activities set forth in such subsections as a result of any cause or causes beyond the control of Bayer, including, but not limited to, the events described in Section 12.8.

     Section 3.10 END OF CONVERSION PROGRAM TERM. Following the end of the Conversion Program Term, Bayer will have no rights to (a) CTs that it does not select prior to the end of the Conversion Program Term ("Unselected CTs"), or
(b) Unconfigured [**] CTs, and any rights granted to Bayer in this Agreement with respect to such CTs shall terminate as of the end of the Conversion Program Term.

     Section 3.11 COMPLIANCE WITH LAW. Each Party agrees to use commercially reasonable efforts to carry out all work done in the course of the Conversion Program in material compliance with all applicable federal, state or local laws, regulations and guidelines governing the conduct of such work, including, without limitation, all applicable export and import control laws.

     Section 3.12      PATENT-RELATED INFORMATION.

     (a) INITIAL DATA. Within [**] days after the Restatement Execution Date, and with respect only to CTs in the Conversion Pool as of the Restatement Execution Date, Millennium will provide Bayer with a written report relating to the following: Millennium Patent Rights, agreements between a third party and Millennium or any Millennium Affiliate, and any patents or patent applications of third parties known to Millennium, in each case to the extent that such information is material either to the ability of Bayer to develop Small Molecule Drugs based upon such CT or to Bayer's decision to utilize such CT to develop Small Molecule Drugs.

     (b) SUBSEQUENT PATENT INFORMATION. After the Restatement Execution Date, Millennium shall on a quarterly basis provide Relevant Patent Information to Bayer during the Conversion Program Term, PROVIDED THAT Millennium shall have no obligation under this Section 3.12(b) to conduct any search or analysis or to monitor third party patents issuing following the Restatement Execution Date. As used herein, "Relevant Patent Information" means information (i) made available to Millennium in the course of filing and/or prosecuting Millennium Patent Rights relating to CTs that enter the Conversion Pool after the Restatement Execution Date, including, but not limited to, information contained in correspondence received from patent offices and (ii) updates of the prosecution status with respect to Millennium Patent Rights.

     Section 3.13      BIOLOGICAL MATERIALS.

     (a) MILLENNIUM OBLIGATIONS. For the purposes of facilitating the conduct of the Conversion Program and the Bayer CT Development Program, Millennium agrees to provide Bayer on or before December 31, 2003 with the following [**]; PROVIDED THAT, if Bayer specifically requests that Millennium provide the [**], Millennium will provide Bayer with [**] shall constitute the [**] for such CT:

         (i) [**] of Failed QT that are designated as CTs for which Millennium was the Party designated to develop the Configured Assay;

         (ii) up to an [**] relating to CTs designated by the Bayer Program Director on or before June 1, 2003, PROVIDED THAT, (A) [**], and (B) [**]; and

         (iii) such additional [**] as Millennium may identify through a search of its existing DNA libraries.

For clarity, Millennium will not be obligated to provide CT Materials for any CT which is a Failed QT under the Discovery Program and where Bayer was the Party designated to develop the Configured Assay for such target.

     (b) TECHNICAL INQUIRIES. From and after [**], Millennium shall have no further obligation to provide CT Materials to Bayer, PROVIDED THAT the Millennium Program Director shall use commercially reasonable efforts to respond to any technical inquiries from the Bayer Program Director regarding CT Materials previously provided by Millennium to Bayer.

     (c) BAYER RESPONSIBILITY. From and after [**], Bayer shall be responsible [**] relating to, CTs. If Bayer elects to utilize a third party vendor to provide such [**], Bayer shall first discuss with Millennium the possibility of utilizing Millennium to provide such [**] before Bayer utilizes a third party vendor to provide such [**]. In the event that Bayer utilizes a third party vendor to provide [**] for each Selected CT (whether such CT is a Selected CT at the time Bayer obtains the CT Materials from such vendor or subsequently becomes a Selected CT), Bayer may deduct reasonable amounts charged by such vendor for such [**] pursuant to Section 6.3. [**] for a Selected CT from a third party vendor, Bayer shall provide Millennium with a statement of the amounts charged by such vendor [**].

     (d) USE OF CT MATERIALS. The Parties agree that: (i) all CT Materials provided by Millennium to Bayer shall be used solely for research purposes in material compliance with all applicable federal, state or local laws, regulations and guidelines; (ii) all such CT Materials are provided without any warranties, express or implied; (iii) Millennium shall obtain (or cause its third party collaborators to obtain or certify that they have obtained) all appropriate and required consents from the source of such CT Materials; and (iv) CT Materials provided by Millennium to Bayer shall not be made available by Bayer to any third party except upon the prior written consent of Millennium, which consent shall not be required with respect to any CT Materials made available by Bayer in connection with (A) a sublicense to the corresponding CT granted by Bayer in accordance with Section 4.1(b) or Section 4.2(b) or (B) Fee-For-Service Work.

     Section 3.14 IDENTIFICATION OF RESTRICTIONS. Millennium shall identify to Bayer at the earliest possible stage of the process of reviewing potential Conversion Targets the proprietary status of any gene sequence encoding a Conversion Target under consideration (e.g., whether it is derived from [**], etc.) as well as any potential restrictions that would limit or otherwise affect Bayer's rights set forth in Article IV to [**], including without limitation any royalty obligations or co-promotion or co-marketing rights relating to such Conversion Target and whether Millennium has in-licensed any rights from a Third Party relating to such Conversion Target.

     Section 3.15 MILLENNIUM PARTICIPATION IN DEVELOPMENT. Millennium shall participate with Bayer in the research and development of Small Molecule Drugs under development by Bayer in the Conversion Program as follows: (a) for Small Molecule Drugs that have not yet reached Development Candidate status, Bayer will provide Millennium at quarterly JSC meetings with the opportunity to be informed of and comment on the research and development activities relating to all such Small Molecule Drugs; and (b) for Small Molecule Drugs that have reached Development Candidate status, Bayer shall provide Millennium with the opportunity to be informed of the development, clinical and regulatory activities related to all such Small Molecule Drugs at the reasonable request of Millennium. Bayer shall have the right to make all determinations relating to research, development, clinical and regulatory issues relating to Small Molecule Drugs.

     Section 3.16      REPORTING REQUIREMENTS.

     (a) GENERAL. In order to administer the Conversion Program and the Bayer CT Development Program, including the selection and return of CTs, the Bayer Program Director shall notify the Millennium Program Director in writing about:

         (i)   the following matters relating to the conduct of the Conversion
Program: (A) the date a CT is selected by Bayer from the Conversion Pool as a Selected CT; (B) the date a CT becomes an Unconfigured [**] CT; (C) the date of development of a Configured Assay for a CT; and (D) the failure by Bayer to develop a Configured Assay for an Enabled CT as a result of a Scientific Failure, and an explanation as to the nature of such failure;

         (ii)  the following matters relating to the Bayer CT Development
Program: (x) each First Stage CT that has reached the end of the CT First Stage Period, and whether such First Stage QT has become a Second Stage CT or a Returned CT; (y) each Second Stage CT that has reached the end of the CT Second Stage Period, and whether such Second Stage CT has become a Third Stage CT or a Returned CT; (z) each Third Stage CT that has reached the end of the CT Third Stage Period and whether such Third Stage CT has become a Development Candidate or a Returned CT; and

         (iii) such other matters mutually deemed relevant by the Program Directors or the Parties.

Notification by the Bayer Program Director under subsections (i) and (ii) shall be via e-mail or any other form of written notification and shall occur within [**] after the foregoing events.

     (b) SEMI-ANNUAL REPORTS. The Bayer Program Director shall prepare and deliver a summary spreadsheet to the Millennium Program Director within [**] days after the end of each April and October during the Conversion Program Term and the period during which the Bayer CT Development Program is being conducted summarizing:

         (i)   the following matters relating to the conduct of the Conversion
Program: (A) the CTs selected by Bayer from the Conversion Pool; (B) statistical information concerning Assay Configuration Activities relating to Selected CTs; and (C) the CTs that have been designated as [**] CTs.

         (ii)  the following matters relating to the Bayer CT Development
Program: (A) the number of First, Second and Third Stage CTs, and (B) the number of First, Second and Third Stage CTs that have become Returned CTs cumulatively since the Effective Date.

The Program Directors shall establish by mutual agreement standard formats for the semiannual spreadsheet.

     Section 3.17 DECISION-MAKING. The goal of all decision making during the Conversion Program shall be to achieve consensus. The Program Directors shall decide matters on a consensus basis. In the event that, during the Conversion Program, the Program Directors are unable to reach agreement on any matter within [**] after the matter is referred to them, the issue shall be referred for resolution to the Executive Officers. If the Executive Officers are unable to resolve a matter referred to them under this Section 3.17, and the issue relates to a Designated Scientific Issue, the Parties shall resolve that matter through the use of an expedited mediation process, in which the Parties first try to agree on a mutually acceptable scientist to serve as the mediator (failing mutual agreement on a single scientist, each Party appoints a scientist not affiliated with such Party and the two so selected pick a third unaffiliated scientist). The mediator(s) shall review the disputed matter on an expedited basis (not to exceed [**]), considering the relevant data, standards established by this Agreement and the Research Plan and relevant precedents. The decision of the mediator(s) shall be binding on the Parties. If the Executive Officers are unable to resolve a matter referred to them under this Section within [**] after the matter is referred to them and the issue is not a Designated Scientific Issue, the provisions of Article XI shall apply.

     Section 3.18 POST-CONVERSION PROGRAM TERM. After the Conversion Program Term, until such time as no Bayer Royalty Product or Millennium Royalty Product which have been developed are no longer being sold, each Party shall submit to the other Party semi-annual reports on the development and marketing of Bayer Royalty Products or Millennium Royalty Products, as the case may be. The Parties shall meet annually to review such development and marketing efforts.

                                   ARTICLE IV
                   BAYER AND MILLENNIUM RIGHTS AND OBLIGATIONS
                 RELATING TO SELECTED QTS, SELECTED CTS AND CTS

     Section 4.1       LICENSE GRANT WITH RESPECT TO SELECTED QTS AND SELECTED
CTS.

     (a) LICENSE.

         (i) GRANT WITH RESPECT TO SELECTED QTS. Subject to the terms and conditions of this Agreement, Millennium hereby grants to Bayer and its Affiliates an exclusive license in the Territory, under Millennium's rights to Millennium Know-How and Millennium Patent Rights, (A) to research, develop, make and use Selected QTs [**] and the Configured Assays (including without limitation Millennium Configured Assays) that embody or are based on such Selected QTs, to the extent necessary to discover or develop Bayer Royalty Products for the applicable Licensed Indication(s) through the use of such Selected QTs, and (B) to make, have made, import, use, have used, offer for sale, sell and have sold for the applicable Licensed Indication(s) Bayer Royalty Products that are discovered or developed through the use of such Selected QTs, subject, in the case of both subsections (A) and (B), to any applicable field restrictions or exclusivity limitations in the case of any Selected QTs that are [**].

         (ii) GRANT WITH RESPECT TO SELECTED CTS. Subject to the terms and conditions of this Agreement, Millennium hereby grants to Bayer and its Affiliates an exclusive license in the Territory, under Millennium's rights to Millennium Know-How and Millennium Patent Rights, (A) to research, develop, make and use Selected CTs [**] and the Configured Assays (including without limitation Millennium Configured Assays) that embody or are based on such Selected CTs, to the extent necessary to discover or develop Bayer Royalty Products for the applicable Licensed Indication(s) through the use of such Selected CTs, and (B) to make, have made, import, use, have used, offer for sale, sell and have sold for the applicable Licensed Indication(s) Bayer Royalty Products that are discovered or developed through the use of such Selected CTs, subject, in the case of both subsections (A) and (B), to any applicable field restrictions or exclusivity limitations in the case of any such Selected CTs that are [**].

     (b) SUBLICENSE RIGHTS. Bayer shall have the right to enter into sublicenses relating to the licenses granted in Section 4.1(a) with respect to Development Candidates on which Bayer has filed an IND or its equivalent. In addition, Bayer shall be permitted to engage one or more third parties for Fee-For-Service Work in connection with its license grants. Each such sublicense shall be consistent with the provisions of this Agreement, and shall incorporate the following provisions of this Agreement for the benefit of Millennium: Section 4.4, Section 6.9, Article VIII and Section 12.1(a). In addition, any sublicense by Bayer of its license rights under Section 4.1(a)(i)(A) or Section 4.1(a)(ii)(A), shall contain contractual terms that provide that Millennium will have the same rights with respect to access to Bayer Returned Target Know-How and Bayer Returned Target Patent Rights (including access to compounds) as if Bayer had conducted this work itself. Bayer shall provide Millennium with a copy of each such sublicense agreement promptly after execution thereof (which copy may be redacted to reflect confidential business or scientific terms).

     (c) SPECIAL TERMS RELATING TO QTS [**]. On or before the date that [**] is designated as a QT, Bayer shall have the option (exercisable by providing written notice to Millennium on or prior to such designation date) to extend the scope of such licenses to the Field. In the event that (i) Bayer does not exercise the option set forth in the first sentence of this Section 4.1(c), and
(ii) during the Discovery Program Term, Millennium discovers a [**] within a CFA indication that is not a Licensed Indication(s) for a QT that is also a [**] and, PROVIDED THAT Millennium shall have filed a patent application covering and claiming such [**], EXHIBIT D shall be automatically updated to include in the Licensed Indication(s) for such QT such [**] and the licenses and options set forth in this Article IV will be expanded to apply to the disease area which is the subject of such [**]. In the event that (A) Bayer does not exercise the option set forth in the first sentence of this Section 4.1(c), and (B) during the Discovery Program Term, Millennium discovers [**] for a QT that is [**] and the Parties may, by mutual agreement, expand the licenses and options set forth in this Article IV to include the disease area which is the subject of such [**].

     Section 4.2 License Grant, Retained Rights and Option With Respect to Returned QTs, Returned CTs and [**]. With respect to each Returned QT, Returned CT and [**] CT, the rights of Bayer and Millennium to such target shall be as follows:

     (a) LICENSE.

         (i) GRANT WITH RESPECT TO RETURNED QTS. Subject to the terms and conditions of this Agreement, Millennium hereby grants to Bayer and its Affiliates a non-exclusive license in the Territory, under Millennium's rights to Millennium Know-How and Millennium Patent Rights, (A) to research, develop, make and use Returned QTs and Configured Assays (including without limitation Millennium Configured Assays) that embody or are based on such Returned QTs, to the extent necessary to discover or develop Bayer Royalty Products for the applicable Licensed Indication(s) through the use of such Returned QTs, and (B) to make, have made, import, use, have used, offer for sale, sell and have sold for the applicable Licensed Indication(s) Bayer Royalty Products that are discovered or developed through the use of such Returned QTs, subject, in the case of both subsections (A) and (B), to any applicable field restrictions in the case of any Returned QTs that are [**].

         (ii) GRANT WITH RESPECT TO RETURNED CTS AND [**] CTS. Subject to the terms and conditions of this Agreement, Millennium hereby grants to Bayer and its Affiliates a non-exclusive license in the Territory, under Millennium's rights to Millennium Know-How and Millennium Patent Rights, (A) to research, develop, make and use the Returned CTs and [**] CTs and Configured Assays (including without limitation Millennium Configured Assays) that embody or are based on such Returned CTs and [**] CTs, to the extent necessary to discover or develop Bayer Royalty Products for the applicable Licensed Indication(s) through the use of such Returned CTs or [**] CTs, and (B) make, have made, import, use, have used, offer for sale, sell and have sold for the applicable Licensed Indication(s) Bayer Royalty Products that are discovered or developed through the use of Returned CTs and [**] CTs, subject, in the case of both subsections
(A) and (B), to any applicable field restrictions in the case of any Returned CTs or [**] CTs that are [**].

     (b) SUBLICENSE RIGHTS. Bayer shall have the right to enter into sublicenses relating to the licenses granted in Section 4.2(a) with respect to Development Candidates on which Bayer has filed an IND or its equivalent. In addition, Bayer shall be permitted to engage one or more third parties for Fee-For-Service Work in connection with its license grant. Each such sublicense shall be consistent with the provisions of this Agreement, and shall incorporate the following provisions of this Agreement for the benefit of Millennium: Section 4.4, Section 6.9, Article VIII and Section 12.1(a). In addition, any sublicense by Bayer of its license rights under Section 4.2(a)(i)(A) or (ii)(A) pertaining to Returned QTs or Returned CTs for which Millennium may still exercise its rights pursuant to Section 4.2(d)(ii) shall contain contractual terms that provide that Millennium will have the same rights with respect to access to Bayer Returned Target Know-How and Bayer Returned Target Patent Rights (including access to compounds) as if Bayer had conducted this work itself. Bayer shall provide Millennium with a copy of each such sublicense agreement promptly after execution thereof (which copy may be redacted to reflect confidential business or scientific terms).

     (c) MILLENNIUM RETAINED RIGHTS. Millennium shall retain all rights in all fields (including the Field) to (i) each Returned QT, Returned CT and [**] CT (and, if applicable, the Millennium Configured Assay that embodies or is based on such Returned QT, Returned CT or [**] CT), subject to Bayer's non-exclusive rights set forth in subsections (a) and (b) and Bayer's rights set forth in
Section 4.4, and (ii) each Waived QT.

     (d) OPTIONAL MILLENNIUM RIGHTS.

         (i) MILLENNIUM OPTION. At Millennium's option (exercisable as provided below), Bayer shall grant to Millennium and its Affiliates a non-exclusive license in the Territory, under Bayer's rights in Bayer Returned Target Know-How and Bayer Returned Target Patent Rights to the extent necessary,

               (A) to research, develop, make and use any or all of the following (as determined by Millennium), in connection with the use of a Returned QT or Returned CT to discover or develop Small Molecule Drugs for the applicable Licensed Indication(s) for such Returned QT or Returned CT: (1) the Bayer Configured Assay that embodies or is based on such Returned QT or Returned CT, together with the standard operating procedures and reagents necessary to use such Bayer Configured Assay for such purpose, subject to the limitations set forth below; (2) if a Second Stage QT is designated as a Returned QT or a Second Stage CT is designated as a Returned CT, the most promising lead structure (in Bayer's reasonable judgment) under development by Bayer, and the optimization history of such lead structure and the data pertinent to critical optimization decisions that relate to such lead structure (the "Second Stage Information"), including without limitation, information on the major structural templates that were evaluated by Bayer and relevant SAR data; and (3) if a Third Stage QT is designated as a Returned QT or a Third Stage CT is designated as a Returned CT, the most promising lead structure (in Bayer's reasonable judgment) under development by Bayer, and the optimization history of such lead structure and the data pertinent to critical optimization decisions that relate to such lead structure (the "Third Stage Information"), including without limitation, related SAR data, related pharmacological data (including toxicology and ADME information) and information related to chemical synthesis, PROVIDED, HOWEVER, that, in the case of a Second Stage QT, Third Stage QT, Second Stage CT or Third Stage CT, Bayer shall not be obligated to grant any such license with respect to the most promising lead structure if such lead structure is under development by Bayer as a Development Candidate or later stage drug candidate outside of the Bayer QT Development Program or the Bayer CT Development Program, in which event Bayer shall be obligated to grant such a license with respect to the next most promising lead structure that is not a Development Candidate or later stage drug candidate outside of the Bayer QT Development Program and the Bayer CT Development Program, and

               (B) to make, have made, import, use, have used, offer for sale, sell and have sold Small Molecule Drugs for the applicable Licensed Indication(s) that are discovered or developed by Millennium through the use of Returned QTs or Returned CTs pursuant to Section 4.2(d)(i)(A).

     Notwithstanding the foregoing, Millennium's option with respect to Bayer Configured Assays under subsection (A)(1) above shall apply to all such assays that are not Cell-Based Assays and to [**] all Cell-Based Assays (such percentage to be measured on an annual basis at the end of each calendar year). If Millennium exercises the foregoing option with respect to subsection (A)(1) above, Bayer shall transfer to Millennium the applicable cell line, standard operating procedures for such assay, information relating to the reagents and quantities of the applicable reagents with limits and quantities as set forth in the Research Plan, PROVIDED THAT Bayer shall not be obligated to provide proprietary equipment and related Know-How (e.g., robotics and detection systems) relating to an assay. If Millennium exercises the foregoing option with respect to subsections (A)(2) or (A)(3) above, Bayer shall also transfer to Millennium as soon as practicable at least [**] of such most promising (or such next most promising, if applicable) lead structure, quantities of the applicable reagents with limits and quantities consistent with the stage of development of such lead structure, as well as all of the Second Stage Information or Third Stage Information, as the case may be. For the avoidance of doubt, Millennium's option and license rights to Bayer Returned Target Know-How and Bayer Returned Target Patent Rights under this Section 4.2(d) shall not apply [**].

         (ii) EXERCISE OF OPTION. With respect to each Returned QT and Returned CT, Millennium may exercise the option set forth in subsection (i) by providing written notice to Bayer within [**] days after a Selected QT becomes a Returned QT or a Selected CT becomes a Returned CT, as the case may be. Such notice shall indicate the specific Bayer Returned Target Know-How and Bayer Returned Target Patent Rights (e.g., Bayer Configured Assay, lead structure, Second Stage Information and Third Stage Information) for which the option is being exercised; PROVIDED, HOWEVER that (A) in the event that Millennium elects to exercise such option with respect to Bayer Returned Target Know-How and/or Bayer Returned Target Patent Rights set forth in Section 4.2(d)(i)(A)(1) for a Returned QT or Returned CT, and such Returned QT or Returned CT is a Second Stage QT or Second Stage CT, as applicable, then Millennium shall also exercise its option with respect to all of the Second Stage Information set forth in
Section 4.2(d)(i)(A)(2) for such Returned QT or Returned CT, as applicable (including without limitation the Bayer lead structure and pertinent data), and
(B) in the event that Millennium elects to exercise such option with respect to Bayer Returned Target Know-How and/or Bayer Returned Target Patent Rights set forth in Section 4.2(d)(i)(A)(1) for a Returned QT or Returned CT, and such Returned QT or Returned CT is a Third Stage QT or Third Stage CT, as applicable, then Millennium shall also exercise its option with respect to all of the Third Stage Information set forth in Section 4.2(d)(i)(A)(3) for such Returned QT or Returned CT, as applicable (including without limitation the Bayer lead structure and pertinent data). The license shall be granted effective as of the date of the Millennium notice of exercise.

         (iii) SUBLICENSE RIGHTS. Millennium shall have the right to enter into sublicenses under the licenses granted to Millennium under Section 4.2(d)(i)(A); PROVIDED, HOWEVER that Millennium will not have the right to sublicense Bayer Returned Target Know-How and Bayer Returned Target Patent Rights described in
Section 4.2(d)(i)(A)(2) and Section 4.2(d)(i)(A)(3) unless the sublicense occurs after Millennium has filed an IND or its equivalent with respect to, or has first tested in human, a lead structure provided by Bayer pursuant to Millennium's exercise of the option set forth in Section 4.2(d)(i)(A)(2) or
Section 4.2(d)(i)(A)(3), or any modified version of such lead structure derived therefrom (in which case Millennium shall have the right to enter into sublicenses and to grant the right to its permitted sublicensees to enter into further sublicenses). In addition, Millennium shall be permitted to engage one or more third parties for Fee-For-Service Work in connection with its license grant. Millennium shall have the right to enter into sublicenses relating to the license granted in Section 4.2(d)(i)(B). Any sublicense under Section 4.2(d)(i) shall be consistent with the provisions of this Agreement, and shall incorporate the following provisions of this Agreement for the benefit of Bayer: Section 4.4, Section 6.9, Article VIII and Section 12.1(b). Millennium shall provide Bayer with a copy of each such sublicense agreement promptly after execution thereof (which copy may be redacted to reflect confidential business or scientific terms).

         (iv) ADDITIONAL PROVISIONS. In the event that (i) Millennium exercises the option set forth in Section 4.2(d)(i)(A) or (B), with respect to a Returned QT or Returned CT, (ii) Millennium has obtained (as a result of exercise of the option) access to Bayer lead structures and pertinent data, as described in
Section 4.2(d)(i)(A)(2) and Section 4.2(d)(i)(A)(3), and (iii) Millennium intends to sublicense such lead structures, or any modified version of such lead structure derived therefrom, and pertinent data to a commercial third party in connection with Millennium's grant to such third party of marketing rights to Small Molecule Drugs discovered through the use of the applicable Optioned Returned Target, then the right of first negotiation provisions of Section 5.1 below shall apply with respect to such Returned QT or Returned CT. In the event that Millennium exercises the option set forth in Section 4.2(d)(i)(A)(2) or
(3), Millennium shall pay royalties to Bayer on Millennium Royalty Products, if any, at the royalty rates described in Section 6.5 of this Agreement.

         (v)   SPECIAL PROVISIONS RELATING TO OPTION RIGHTS.

               (A) In the event that a Millennium [**] occurs with respect to a Selected QT that is a [**] and Bayer subsequently elects to designate such Selected QT as a Returned QT because of such Millennium [**], the option held by Millennium under this subsection (d) shall not apply to such Returned QT.

               (B) In the event that a Millennium [**] occurs with respect to a Selected CT that is a [**] and Bayer subsequently elects to designate such Selected CT as a Returned CT because of such Millennium [**], the option held by Millennium under this subsection (d) shall not apply to such Returned CT.

     Section 4.3       [**] QTS.

     (a) GENERAL. As used in this Agreement, (i) a "[**] QT" means a QT that has a Disease/Therapeutic Hypothesis [**] and that is designated by Millennium as a "[**] QT" within [**] after such QT is entered into the Discovery Pool and (ii) a "Millennium-Designated [**]" means one (1) [**] that is associated (on the basis of a Disease/Therapeutic Hypothesis) with a QT, as designated by Millennium at the time such QT is designated a [**] by Millennium. Millennium may designate up to [**] in each of the [**] and may designate the same or a different Millennium Designated [**] QT. Within [**] after any such designation by Millennium, Bayer shall have the right to veto such designation by providing written notice of such veto to Millennium (a "Vetoed [**] QT").

     (b) RIGHTS RELATING TO [**] QTS NOT VETOED BY BAYER. In the event that Bayer, under Section 2.7(d), selects a [**] QT that is not a Vetoed [**] QT, such Selected QT shall be deemed to be a Returned QT effective as of the expiration of the [**] veto period specified in subsection (a), and the non-exclusive license grant, the retained rights and the option set forth in
Section 4.2 shall apply with respect to such Returned QT. The option set forth in Section 4.2 with respect to a [**] QT that is not a Vetoed [**] QT shall apply only during the [**] period following the expiration of the First Stage Period for such [**] QT and to the Bayer Returned Target Know-How and Bayer Returned Target Patent Rights set forth in Section 4.2(d)(i)(A)(1).

     (c) RIGHTS RELATING TO VETOED [**] QTS. In the event that Bayer selects a Vetoed [**] QT under Section 2.7(d), such Selected QT shall not be considered to be a [**] QT for purposes of the exclusive license grant set forth in Section 4.1(a) and, accordingly, shall be subject to such exclusive license grant and to the provisions of Section 2.10, PROVIDED, HOWEVER, that if such Selected QT is subsequently designated by Bayer as a Returned QT pursuant to Section 2.10, then the non-exclusive license grant, the retained rights and the option set forth in
Section 4.2 shall apply with respect to such Returned QT.

     (d) ROYALTY RATE RELATING TO VETOED [**] QTS. Notwithstanding the provisions of Section 6.4 (except as provided below), the royalty rate payable on the Net Sales in a country of a Bayer Royalty Product that (i) is discovered or developed through the use of a Vetoed [**] QT and (ii) is registered and approved for commercial sale in such country by the appropriate regulatory authority for use in the treatment of a Millennium-Designated [**] (irrespective of whether it is so registered and approved for use in the treatment [**] that is not a Millennium-Designated [**]) but is not so registered and approved for use in the treatment [**] shall be [**] percent ([**]%) of such Net Sales, PROVIDED, HOWEVER, that in the event that such Bayer Royalty Product is subsequently registered and approved for commercial sale in such country by the appropriate regulatory authority for use in the treatment of any CFA, then (A) Millennium shall provide Bayer (in the form of a credit against future royalties due Millennium on the Net Sales in such country of such Bayer Royalty Product) with an amount equal to the difference between the amount of the royalties on the Net Sales in such country of such Bayer Royalty Product that Bayer actually paid to Millennium pursuant to this Section 4.3(d) and the amount of the royalties on the Net Sales in such country of such Bayer Royalty Product that Bayer would have paid to Millennium pursuant to the provisions of Section 6.4, and (B) the royalty rate payable on all subsequent Net Sales in such country of such Bayer Royalty Product shall be determined in accordance with the provisions of Section 6.4.

     Section 4.4       [**] COVENANTS.

     (a) CTS IN THE CONVERSION POOL. Each Party covenants [**], the other Party (or its Affiliates, licensees or sublicensees), under such Party's, its Affiliate's or its Affected Licensee's, as the case may be, rights to Biology-Related IP, for making and using a CT in the Conversion Pool to the extent necessary to discover or develop a Configured Assay that embodies or is based on such CT, where such Configured Assay is for use in the discovery or development of any therapeutic or prophylactic agent, the active ingredient of which is [**], for the Licensed Indication(s) for such CT. For purposes of clarity, Bayer shall not have any rights under any Know-How or Patent Rights owned or otherwise controlled by Millennium to use any CT in the Conversion Pool to discover or develop any therapeutic or prophylactic agent, the active ingredient of which is [**]. Further, Bayer shall have no right to perform high throughput screening of a CT for the discovery or development of any therapeutic or prophylactic agent, the active ingredient of which is [**], for the Licensed Indication(s) for such CT [**]. Further, the term "[**]" as used in this subsection shall not include any pharmaceutical product in which the active ingredient is [**].

     (b) SELECTED CTS. Millennium covenants [**], Bayer (or its Affiliates, licensees or sublicensees), under Millennium's, its Affiliate's or its Affected Licensee's, as the case may be, rights to Biology-Related IP, for making and using a Selected CT that is not a Returned CT to the extent necessary to discover, develop or use a Configured Assay that embodies or is based on such Selected CT in order to discover or develop [**] for the Licensed Indication(s) for such Selected CT and to make, have made, import, use, have used, offer for sale, sell and have sold such [**] in the applicable Licensed Indication(s). Notwithstanding the foregoing, Bayer shall not have any rights under any Know-How or Patent Rights owned or otherwise controlled by Millennium to use for any purpose any CT [**].

     (c) [**] CTS. Bayer covenants [**], Millennium (or its Affiliates, licensees or sublicensees), under Bayer's, its Affiliate's or its Affected Licensee's, as the case may be, rights to Biology-Related IP, for making and using a [**] CT to the extent necessary to discover, develop or use a Configured Assay that embodies or is based on such [**] CT in order to discover or develop any therapeutic or prophylactic agent, the active ingredient of which is a [**], for the Licensed Indication(s) for such [**] CT and to make, have made, import, use, have used, offer for sale, sell and have sold such therapeutic or prophylactic agent in the applicable Licensed Indication(s). For purposes of clarity, the term "[**]" as used in this subsection shall not include any pharmaceutical product in which the active ingredient is [**].

     (d) UNSELECTED CTS. Bayer covenants [**], Millennium (or its Affiliates, licensees or sublicensees), under Bayer's, its Affiliate's or its Affected Licensee's, as the case may be, rights to Biology-Related IP, for making and using an Unselected CT to the extent necessary to discover, develop or use a Configured Assay that embodies or is based on such Unselected CT in order to discover or develop any therapeutic or prophylactic agent, the active ingredient of which is a [**], for such Unselected CT and to make, have made, import, use, have used, offer for sale, sell and have sold such therapeutic or prophylactic agent. For purposes of clarity, the term "[**]" as used in this subsection shall not include any pharmaceutical product in which the active ingredient is [**].

     (e) RETURNED QTS AND RETURNED CTS. Each Party covenants [**], the other Party (or its Affiliates, licensees or sublicensees), for using a Returned QT or a Returned CT to discover or develop [**] in the Licensed Indication(s) for such Returned QT or Returned CT, as applicable, or to make, have made, import, use, have used, offer for sale, sell and have sold for the applicable Licensed Indication(s) such [**], under any of such Party's, its Affiliate's or its Affected Licensee's, as the case may be, rights to (i) Biology-Related IP and
(ii) Know-How that is embodied in, or Patent Rights that cover, inventions relating to such Returned QT or Returned CT, as applicable, where such inventions were made prior to the designation of such QT or CT as a Returned QT or Returned CT, as applicable.

     Section 4.5       NON-SUIT COVENANT WITH RESPECT TO REQUIRED
PHARMACOGENOMIC ASSAYS.

     (a) MILLENNIUM COVENANT. Millennium covenants not to sue Bayer (or its Affiliates or sublicensees), under (i) Millennium's rights in Millennium Know-How or Millennium Patent Rights, or (ii) other rights (owned or otherwise controlled by Millennium) to Know-How that is embodied in, or Patent Rights that cover, any inventions made through the use of Millennium Know-How, for the making, developing, importing, exporting, using, offering for sale or selling of a Required Pharmacogenomic Assay associated with a Bayer Royalty Product.

     (b) BAYER COVENANT. Bayer covenants not to sue Millennium (or its Affiliates or sublicensees), under (i) Bayer's rights in Bayer Returned Target Know-How or Bayer Returned Target Patent Rights, or (ii) other rights (owned or otherwise controlled by Bayer) to Know-How that is embodied in, or Patent Rights that cover, any inventions made through the use of Bayer Returned Target Know-How, for the making, developing, importing, exporting, using, offering for sale or selling of a Required Pharmacogenomic Assay associated with a Small Molecule Drug.

     Section 4.6       RETAINED RIGHTS.

     (a) BAYER RETAINED RIGHTS. Any of Bayer's rights to Bayer Returned Target Know-How and Bayer Returned Target Patent Rights not specifically licensed to Millennium under this Agreement, including without limitation, Bayer's rights to compounds discovered by Bayer through the use of Selected QTs, Selected CTs and/or to Configured Assays, shall be retained by Bayer, subject, in the case of Required Pharmacogenomic Assays, to the provisions of Section 4.5(b).

     (b) MILLENNIUM RETAINED RIGHTS. Any of Millennium's rights to Millennium Know-How and Millennium Patent Rights not specifically licensed to Bayer under this Agreement shall be retained by Millennium, including without limitation, Millennium's exclusive right to use QTs and CTs for the development of therapeutic and prophylactic products [**] and diagnostic, information and other products and services, subject, in the case of Required Pharmacogenomic Assays, to the provisions of Section 4.5(a).

                                    ARTICLE V
                      [**]; ADDITIONAL DEVELOPMENT PROGRAMS

     Section 5.1 OPTIONED RETURNED TARGETS. If Millennium intends to [**] receive marketing rights to Small Molecule Drugs discovered through the use of one or more Returned QTs or Returned CTs with respect to which Millennium has exercised the option set forth in Section 4.2(d)(i)(A)(1), (2) and/or (3) (an "Optioned Returned Target"), (ii) Millennium has obtained (as a result of exercise of the option) access to Bayer lead structures, or any modified version of such lead structure derived therefrom, and pertinent data, as described in
Section 4.2(d)(i)(A)(2) and Section 4.2(d)(i)(A)(3), and (iii) Millennium intends to sublicense such lead structures and pertinent data to a commercial third party in connection with Millennium's grant to such third party of marketing rights to Small Molecule Drugs discovered through the use of the applicable Optioned Returned Target, whether as part of a standalone program relating to such Optioned Returned Target or as part of a broader relationship encompassing such Optioned Returned Target and other projects (a "Section 5.1 Opportunity"), then Millennium shall [**] as to whether it has [**]. [**] shall include information reasonably necessary [**]. If, during the [**], the Parties shall [**] on such terms as may be mutually agreeable. If (a) [**] or (b) [**] but the Parties are unable to reach mutual agreement with respect to [**], Millennium shall be free, during the [**] period commencing as of the end of the [**] or the end of the [**], to enter into a transaction relating to such [**]. Millennium and Bayer recognize that [**], numerous factors may be taken into account and given appropriate weight, including without limitation, [**] in the relevant markets. If Millennium [**] subsequent commercial transactions [**]. Notwithstanding the foregoing, if, within such [**], Millennium obtains material new data relating to such Optioned Returned Target, [**] Millennium shall [**] set forth in this Section 5.1 shall [**].

     Section 5.2 [**] AREAS. If, prior to the end of the Fifth Contract Year, (a) a collaboration arrangement with respect to a [**] Area between Millennium and one of its commercial collaborative partners as of the Effective Date (an "Original Partner") (as detailed in Exhibit B) terminates or expires and (b) Millennium wishes to begin negotiations with another commercial third party(ies) (i.e., other than the Original Partner or its Affiliates) with respect to a relationship to undertake a broad-based program with the goal of identifying and qualifying targets for use in Small Molecule drug discovery in such [**] Area, whether as part of a standalone [**] Area program or as part of a broader relationship encompassing the [**] Area and other diseases and conditions (a "Section 5.2 Opportunity"), Millennium shall [**] as to whether it has [**]. [**] shall include information reasonably necessary [**] with respect to such [**]. If, during the [**], Bayer indicates that it [**], the Parties shall [**] on such terms as may be mutually agreeable. If (i) [**] in discussing such [**] or (b) [**] but the Parties are unable to reach mutual agreement with respect to such [**], Millennium shall be free, during the [**] commencing as of the end of the [**], to enter into a collaborative research and development arrangement relating to such [**]. Millennium and Bayer recognize that in [**], numerous factors may be taken into account and given appropriate weight, including without limitation, [**] in the relevant markets. If Millennium [**] subsequent commercial collaborations [**].

     Section 5.3 [**] QTS. If, prior to the end of the Discovery Program Term, Millennium intends to begin negotiations with a commercial third party(ies) pursuant to which such third party(ies) will receive marketing rights to [**] discovered through the use of [**], whether as part of a stand alone program [**] or as part of a broader relationship encompassing [**] and other projects (a "[**]"), Millennium shall [**] shall include information reasonably necessary [**]. If, during the [**], the Parties [**] on such terms as may be mutually agreeable. If (a) [**] in discussing such [**], or (b) [**], but the Parties are unable to reach mutual agreement with respect to such [**], Millennium shall be free, during the [**] commencing as of the end of the [**], to enter into a transaction relating to such [**]. The Parties recognize that in [**], numerous factors may be taken into account and given appropriate weight, including without limitation, [**] in the relevant markets. If Millennium [**] subsequent commercial transactions [**].

     Section 5.4 COLLABORATIVE TECHNOLOGY DEVELOPMENT PROGRAM. In order to facilitate the opportunity to identify and collaborate on technology development opportunities of mutual benefit and interest to the Parties, appropriate leaders of the Parties' respective technology development activities for drug discovery and development may meet annually to discuss their plans for technology development activities to be conducted in the coming year. Based on these discussions, the Parties may identify technology development projects which, through collaboration, maximize the value of complementary skills, expertise and/or resources, and/or exchanges of technology of mutual benefit to the Parties. In such instance, the Parties shall endeavor to define a mutually acceptable collaborative technology development project or technology exchange. In general, each Party shall be responsible for its own costs associated with any collaborative technology development project and both Parties shall share the right to use any resulting collaboratively developed technologies for its own purposes. This general framework may be altered on a case-by-case basis if, with respect to a given project, the resources to be employed by and/or expertise of one Party on the project significantly exceeds those of the other Party.

                                   ARTICLE VI
                              FINANCIAL PROVISIONS

     Section 6.1       LICENSE PAYMENT.

     (a) INITIAL LICENSE PAYMENT. On the Effective Date, and in partial consideration of the grant by Millennium to Bayer of the licenses set forth in
Article IV, Bayer made an initial license payment to Millennium of [**] Dollars ($[**]).

     (b) ADDITIONAL LICENSE PAYMENT. Following the entry of the [**], and in partial consideration of the grant by Millennium to Bayer of the licenses set forth in Article IV, Bayer made an additional license payment to Millennium of [**] Dollars ($[**]).

     Section 6.2 PROGRAM PAYMENTS. During the Discovery Program Term, and in consideration of Millennium's continuing performance of the research services under the Research Plan, Bayer made program payments of [**] Dollars ($[**]).

     Section 6.3 SUCCESS FEES. Bayer paid to Millennium $[**] in success fees for QTs entered into the Discovery Program through April 30, 2001. During the Discovery Program Term and the Conversion Program Term, Bayer shall pay Millennium a success fee of [**] Dollars ($[**]) for each Configured Assay developed on or after May 1, 2001 from a Selected QT or a Selected CT. Bayer will in no event from May 1, 2001 through the remainder of the term of this Agreement be obligated to pay success fees in excess of [**] U.S. dollars ($[**]). Such payments shall be deemed to be earned on the last business day of the month during which a Configured Assay is developed, and the success fee shall be payable within [**] days after such payment is deemed to be earned.

     Section 6.4 ROYALTY PAYMENTS TO MILLENNIUM. Bayer shall pay to Millennium royalties on Net Sales of Bayer Royalty Products in the applicable Licensed Indication(s) as set forth in EXHIBIT D or EXHIBIT E, as appropriate, for the Selected QTs or Selected CTs used to discover or develop such Bayer Royalty Products, at the following rates (except as provided below in this Section 6.4):

ANNUAL SALES VOLUME          BASE ROYALTY             REDUCED ROYALTY
-------------------          ------------             ---------------
[**]                         [**]                     [**]
[**]                         [**]                     [**]
[**]                         [**]                     [**]

The Base Royalty rate set forth above shall be applicable to Net Sales of all Bayer Royalty Products in the applicable Licensed Indication(s) except (a) Bayer Royalty Products discovered or developed through the use of [**], (b) Bayer Royalty Products discovered or developed through the use of [**] and (c) Bayer Royalty Products discovered or developed through the use of [**] and registered and approved for commercial sale in a country by the appropriate regulatory authority for use in the treatment of a [**]. The royalty rate set forth in the table above under the caption "Reduced Royalty" (the "Reduced Royalty") shall be applicable to Net Sales of Bayer Royalty Products in subsections (a) and (b) in the preceding sentence. The royalty rate of [**] percent ([**]%) (and royalty adjustment, if necessary) set forth in Section 4.3(d) shall be applicable to Net Sales of Bayer Royalty Products in subsection (c) above. The obligation to make royalty payments pursuant to this Section 6.4 shall commence on the date of the First Commercial Sale of a Bayer Royalty Product for any applicable Licensed Indication(s) in a given country and shall continue with respect to Net Sales of such Bayer Royalty Product sold in such country, regardless of the Licensed Indication, for a period of [**] ([**]) years, PROVIDED, HOWEVER, that such obligation to make royalty payments shall continue [**] of the date of such First Commercial Sale with respect to a Bayer Royalty Product that contains an active ingredient, the use or sale of which is covered by a Patent Right in such country that precludes the use or sale of such active ingredient by others in such country. In order to enable the Parties to track sales of Bayer Royalty Products in the Licensed Indication(s), the Parties shall, within [**] days after the designation by Bayer of the first Development Candidate based upon a Selected QT or a Selected CT agree upon a mechanism for tracking sales of Bayer Royalty Products generally. If the Parties are unable to reach agreement upon such a mechanism within such [**] day period, the Parties will refer the issue to a mutually acceptable third party for resolution (and, failing agreement upon the selection of such a third party, to arbitration pursuant to Section 11.4 of this Agreement). For purposes of determining the Annual Sales Volume category in which a given increment of Net Sales falls, all Net Sales of such Bayer Royalty Product for all applicable Licensed Indication(s) in all countries during the given Contract Year shall be aggregated. The royalty rates set forth above shall apply [**] for all Bayer Royalty Products on a product-by-product basis according to the Annual Sales Volume categories [**] during any given Contract Year. For purposes of this Section 6.4, [**] in which the same active ingredient is present shall be the same Bayer Royalty Product [**]. For the purposes of clarity, (A) the royalties payable with respect to Bayer Royalty Products will be payable solely on Net Sales of such Bayer Royalty Products in the applicable Licensed Indication(s) as set forth in EXHIBIT D or EXHIBIT E, as appropriate, for the Selected QTs or Selected CTs used to discover or develop such Bayer Royalty Products and (B) no royalties shall be payable with respect to Net Sales of Bayer Royalty Products outside the Licensed Indication(s) as set forth in EXHIBIT D or EXHIBIT E, as appropriate, for the Selected QTs or Selected CTs used to discover or develop such Bayer Royalty Products.

Notwithstanding the Base Royalty rates set forth above, with respect to Bayer Royalty Products derived from [**], whether based on Selected QTs or Selected CTs (but [**] so long as such QT is not a Returned QT, which, for purposes of clarity, shall be subject to the Base Royalty rates set forth above) ("Bayer NAP Royalty Products"), the Base Royalty shall be adjusted as follows (while the Reduced Royalty rates shall remain the same as for Bayer Royalty Products that are not Bayer NAP Royalty Products):

ANNUAL SALES VOLUME OF BAYER NAP ROYALTY PRODUCTS         BASE ROYALTY
-------------------------------------------------         ------------
   [**]                                                     [**]
   [**]                                                     [**]
   [**]                                                     [**]

In the event that a Millennium [**] of the type described in Section 1.54(a) or
(c) occurs which results in there being no patent protection on the [**], Bayer shall have the right to sell Bayer [**] Royalty Products [**] for the Licensed Indication to which such Millennium [**] relates without the payment to Millennium of the royalties set forth above. In the event that a Millennium [**] of the type described in Section 1.54(b) occurs which results in there being no patent protection on the [**], then the royalty rate payable by Bayer on Bayer [**] Royalty Products derived from such [**] for the Licensed Indication to which such Millennium [**] relates will be reduced to [**] percent ([**]%). For the purposes of clarity, (A) the royalties payable with respect to Bayer [**] Royalty Products will be payable solely on Net Sales of such Bayer [**] Royalty Products in the Licensed Indication(s) as set forth in EXHIBIT D or EXHIBIT E, as appropriate, for the Selected QTs or Selected CTs used to discover or develop such Bayer [**] Royalty Products and (B) no royalties shall be payable with respect to Net Sales of Bayer [**] Royalty Products outside the Licensed Indication(s) as set forth in EXHIBIT D or EXHIBIT E, as appropriate, for the Selected QTs or Selected CTs used to discover or develop such Bayer [**] Royalty Products.

     Section 6.5 ROYALTY PAYMENTS TO BAYER. Millennium shall pay to Bayer royalties on Net Sales of Millennium Royalty Products in the applicable Licensed Indication(s) as set forth in EXHIBIT D or EXHIBIT E, as appropriate, for the Returned QTs or Returned CTs used to discover or develop such Millennium Royalty Products, at the following rates:

                ANNUAL SALES VOLUME             ROYALTY RATE
                -------------------             ------------
             [**]                                 [**]
             [**]                                 [**]
             [**]                                 [**]

The royalty rates set forth above shall be applicable to Net Sales of all Millennium Royalty Products in the applicable Licensed Indication(s). The obligation to make royalty payments pursuant to this Section 6.5 shall commence on the date of the First Commercial Sale of a Millennium Royalty Product for any applicable Licensed Indication(s) in a given country and shall continue with respect to Net Sales of such Millennium Royalty Product sold in such country, regardless of the Licensed Indication, for a period of [**] years PROVIDED, HOWEVER, that such obligation to make royalty payments shall continue [**] of the date of such First Commercial Sale with respect to a Millennium Royalty Product that contains an active ingredient, the use or sale of which is covered by a Patent Right in such country that precludes the use or sale of such active ingredient by others in such country. In order to enable the Parties to track sales of Millennium Royalty Products in the Licensed Indication(s), the Parties shall, within ninety (90) days after the designation by Millennium, its Affiliates or sublicensees of the first development candidate based upon a Returned QT or a Returned CT agree upon a mechanism for tracking sales of Millennium Royalty Products generally. If the Parties are unable to reach agreement upon such a mechanism within such [**] day period, the Parties will refer the issue to a mutually acceptable third party for resolution (and, failing agreement upon the selection of such a third party, to arbitration pursuant to Section 11.4 of this Agreement). For purposes of determining the Annual Sales Volume category in which a given increment of Net Sales falls, all Net Sales of such Millennium Royalty Product for all applicable Licensed Indication(s) in all countries during the given Contract Year shall be aggregated. The royalty rates shall apply to increments of Net Sales for all Millennium Royalty Products on a product-by-product basis according to the Annual Sales Volume categories in which such increments fall during any given Contract Year. For purpose of this Section 6.5, line extensions, new formulations and Combination Products in which the same active ingredient is present shall be the same Millennium Royalty Product as the original Millennium Royalty Product.

     Section 6.6       RELATED THIRD PARTY PAYMENTS

     (a) Each Party shall be entitled to deduct, from the quarterly royalty payments made by it in respect of Net Sales of a given Royalty-Bearing Product in a given country in accordance with Section 6.9, [**] percent ([**]%) of Related Third Party Payments paid by such Party in respect of such Royalty-Bearing Product; PROVIDED THAT in no event shall a deduction under this
Section 6.6 reduce any quarterly royalty payment made by a Party in respect of Net Sales of a given Royalty-Bearing Product in a given country by more than [**] percent ([**]%). Any deduction hereunder, or portion thereof, that is rendered not usable pursuant to the final clause of the immediately preceding sentence may be carried forward for use in a future period.

     (b) Notwithstanding subsection (a), [**], Millennium shall pay the annual fee due [**] as set forth in Section 3.2 of the Non-Exclusive Patent License Agreement for Rights [**]. From and after the [**] anniversary of the Restatement Execution Date, Millennium shall pay all annual fees, milestone payments and royalties arising under the [**] Agreement, which such payments shall not be Related Third Party Payments under this Agreement, with respect to Bayer's development of [**] for Small Molecule Drug discovery and Bayer's development and commercialization of Small Molecule Drugs that interact with such QT ("Bayer [**] Activities") and shall not terminate the [**] Agreement, PROVIDED, that (i) prior to the [**] anniversary of the Restatement Execution Date, Bayer undertakes [**], (ii) within [**] after the time Bayer undertakes the activities set forth in subsection (i), Bayer undertakes [**], (iii) within [**] after the time that Bayer undertakes the activities set forth in subsection
(ii), Bayer undertakes [**], (iv) within [**] after the time that Bayer undertakes the activities set forth in subsection (iii), Bayer undertakes a [**], and (v) thereafter, Bayer continues in its efforts to develop and commercialize such Development Candidate or other Small Molecule Drugs that [**]. In the event that Bayer fails to undertake the activities described in the foregoing subsections (i) through (v) within the timeframes defined therein, Millennium shall have no further obligation to make any payments under the [**] Agreement for the benefit of Bayer, and Millennium shall have the right, at its option and upon [**] days prior written notice to Bayer (or sooner, if any payment is due under the [**] Agreement within such [**] day period), to terminate the [**] Agreement without further obligation to Bayer; PROVIDED, HOWEVER, that if, prior to the expiration of such [**] day (or shorter) period, Bayer informs Millennium in writing that Bayer wishes Millennium not to terminate the [**] Agreement, then Millennium shall not terminate the [**] Agreement and shall continue to pay all annual fees, milestone payments and royalties arising thereunder with respect to [**]; PROVIDED, FURTHER, that Millennium shall refrain from terminating the [**] Agreement and shall continue to pay such amounts thereunder only for so long as Bayer reimburses Millennium in full for all of such payments made by Millennium accruing at any time after the date of that Millennium's notice of termination would have otherwise become effective. Bayer shall reimburse Millennium for such payments made by Millennium within [**] days after Millennium's invoice to Bayer itemizing such payments, and any such amounts paid by Bayer to Millennium for reimbursement of such payments shall be deemed Related Third Party Payments for purposes of Section 6.6(a).

     Section 6.7 ROYALTIES PAYABLE ONLY ONCE. The obligation to pay royalties is imposed only once with respect to the same unit of a Royalty-Bearing Product. Except as specifically provided in this Agreement, it is understood and agreed that there shall be no deductions from the royalties payable under this Agreement.

     Section 6.8 SALES TO AFFILIATES AND SUBLICENSEES. Sales of Royalty-Bearing Products between a Party and its Affiliates or permitted sublicensees, or among such Affiliates and permitted sublicensees, shall not be subject to royalties under Section 6.4 and Section 6.5, but in such cases the royalties shall be calculated on the Net Sales by such Affiliates or sublicensees to an independent third party.

     Section 6.9       ROYALTY REPORTS AND ACCOUNTING.

     (a) ROYALTY REPORTS; ROYALTY PAYMENTS. Each Party obligated to pay royalties to the other Party under Section 6.4 and Section 6.5 above (a "Royalty-Paying Party") shall deliver to the other Party (the "Royalty Recipient"), within sixty (60) days after the end of each calendar quarter, reasonably detailed written accountings of Net Sales of Royalty-Bearing Products that are subject to royalty payments due to the Royalty Recipient for such calendar quarter. Such quarterly reports shall indicate gross sales on a country-by-country and product-by-product basis and the calculation of royalties from such gross sales. When the Royalty-Paying Party delivers such accountings to the Royalty Recipient, the Royalty-Paying Party shall also deliver all royalty payments due under Section 6.4 or Section 6.5 to the Royalty Recipient for the calendar quarter. With respect to sales of products invoiced in U.S. Dollars, the sales and royalties payable shall be expressed in U.S. Dollars. With respect to sales of products invoiced in a currency other than U.S. Dollars, the sales and royalties payable shall be expressed in their U.S. Dollar equivalent, calculated using the applicable conversion rates for buying United States dollars published by The Wall Street Journal on the last business day of the calendar quarter to which the royalty report relates.

     (b) AUDITS BY ROYALTY RECIPIENT. Each Royalty-Paying Party shall keep, and shall require its Affiliates and sublicensees to keep, complete and accurate records of the latest three (3) years of sales to which royalties attach. For the sole purpose of verifying royalties payable to the Royalty Recipient, the Royalty Recipient shall have the right annually at the Royalty Recipient's expense to retain an independent certified public accountant selected by the Royalty Recipient and reasonably acceptable to the Royalty-Paying Party, to review such records in the location(s) where such records are maintained by the Royalty-Paying Party, its Affiliates or its sublicensees upon reasonable notice and during regular business hours and under obligations of strict confidence. However, with respect to an audit of the records of a sublicensee of Bayer or its Affiliates, such audit shall be conducted by either Bayer or such independent accountant, at Bayer's election, PROVIDED THAT if Bayer elects to conduct such audit, Bayer shall pay all expenses thereof. Results of such review shall be made available to both the Royalty Recipient and the Royalty-Paying Party. If the review reflects an underpayment of royalties to the Royalty Recipient, such underpayment shall be promptly remitted to the Royalty Recipient, together with interest calculated in the manner provided in Section
6.10 below. If the underpayment is equal to or greater than five percent (5%) of the royalty amount that was otherwise due, the Royalty Recipient shall be entitled to have the Royalty-Paying Party pay all of the costs of such review.

     Section 6.10 CURRENCY AND METHOD OF PAYMENTS; LATE PAYMENTS. All payments under this Agreement shall be made in United States dollars by transfer to such bank account as Millennium or Bayer (as applicable) may designate from time to time within no more than ten (10) days of invoice or when such payment is due in accordance with the provisions of this Agreement. Any royalty payments due hereunder with respect to sales outside of the United States shall be payable in their U.S. Dollar equivalents, calculated using the applicable conversion rates for buying United States dollars as published by The Wall Street Journal for the last business day of the calendar quarter for which the royalties are payable. Millennium or Bayer, as the case may be, shall pay interest to the other Party on the aggregate amount of any payments that are not paid on or before the date such payments are due under this Agreement at a rate per annum equal to the lesser of the London Interbank Offering Rate of interest plus one percent (1%), as reported by Citibank, N.A. for the applicable period, or the highest rate permitted by applicable law, calculated on the number of days such payment is delinquent.

     Section 6.11 TAX WITHHOLDING. The Parties shall use all reasonable and legal efforts to reduce tax withholding on payments made to Millennium and Bayer hereunder. Notwithstanding such efforts, if the paying Party concludes that tax withholdings under the laws of any country are required with respect to payments to the other Party, the paying Party shall withhold the required amount and pay it to the appropriate governmental authority. In such a case, the paying Party will promptly provide the other Party with original receipts or other evidence reasonably desirable and sufficient to allow the other Party to document such tax withholdings adequately for purposes of claiming foreign tax credits and similar benefits.

     Section 6.12 BLOCKED PAYMENTS. In the event that, by reason of applicable laws or regulations in any country, it becomes impossible or illegal for a Party or its Affiliates or sublicensees, to transfer, or have transferred on its behalf, royalties or other payments to the other Party, such royalties or other payments shall be deposited in local currency in the relevant country to the credit of the other Party in a recognized banking institution designated by the other Party or, if none is designated by the other Party within a period of thirty (30) days, in a recognized banking institution selected by the paying Party or its Affiliates or sublicensees, as the case may be, and identified in a notice in writing given to the other Party.

                                  ARTICLE VII
         INTELLECTUAL PROPERTY OWNERSHIP, PROTECTION AND RELATED MATTERS

     Section 7.1 OWNERSHIP. Bayer shall own all Know-How and inventions made solely by its employees in the course of the Discovery Program, the Bayer QT Development Program, the Conversion Program and/or the Bayer CT Development Program, and Millennium shall own all Know-How and inventions made solely by its employees in the course of the Discovery Program and/or the Conversion Program. All inventions made jointly by employees of Bayer and employees of Millennium in the course of the Discovery Program or the Conversion Program shall be owned jointly on the basis of an undivided one-half interest by Bayer and Millennium, PROVIDED THAT either Party may only sell, license or otherwise transfer such jointly-owned invention without the consent of the other Party in a manner that is consistent with the licenses granted pursuant to this Agreement and is otherwise consistent with this Agreement. The determination of inventorship shall be made in accordance with relevant patent laws; in the event of a dispute regarding inventorship or the ownership of Know-How, if the Parties are unable to resolve the inventorship dispute, mutually acceptable outside patent counsel not regularly employed by either Party shall resolve such dispute.

     Section 7.2       PROSECUTION AND MAINTENANCE OF PATENT RIGHTS.

     (a) GENERAL. Except as otherwise provided in Section 7.2(b) and Section 7.2(c), the responsibility for preparing, filing and prosecuting patent applications and for maintaining patents (and for managing any interference proceedings relating to the foregoing) covering inventions made in the course of the Discovery Program or the Conversion Program, the Bayer QT Development Program or the Bayer CT Development Program shall be the responsibility of the Party that makes said invention, PROVIDED, HOWEVER, that, with respect to inventions made jointly by the Parties, such responsibility shall be shared by the Parties as determined by agreement of the Parties on a case-by-case basis. All patent expenses incurred by a Party in the performance of its obligations under this Section 7.2(a) shall be borne by such Party. If either Party elects not to participate financially in the further prosecution or maintenance of any Patent Right that covers a joint invention, such Party shall notify the other Party of such election at least thirty (30) days prior to the last available date for action to preserve such Patent Right. If such other Party elects to continue prosecution or maintenance, such Patent Right shall become the exclusive property of such other Party and appropriate assignment documents shall be executed.

     (b) QTS, CTS AND CONFIGURED ASSAYS. The responsibility for preparing, filing and prosecuting patent applications and for maintaining patents (and for managing any interference proceedings relating to the foregoing) covering inventions made in the course of the Discovery Program or the Conversion Program that pertain to QTs, CTs and Configured Assays shall be as follows: (i) for QTs, CTs and Millennium Configured Assays - Millennium; (ii) for Bayer Configured Assays - Bayer; and (iii) for Configured Assays that are configured jointly by the Parties - determined by agreement of the Parties on a case-by-case basis. All patent expenses incurred by Millennium in the performance of its obligations under this Section 7.2(b) shall be borne by Millennium. Notwithstanding the foregoing, for each QT, CT and/or Millennium Configured Assay, Millennium will be obligated to continue to prosecute patent applications and maintain patents applications (and for managing any interference proceedings relating to the foregoing) covering such QT, CT and/or Millennium Configured Assay, only in (A) the United States, (B) Europe (and, with respect to national filings in Europe if a European Patent is granted, only in the United Kingdom, Germany, France, Italy and Spain), and (C) Japan if (1) with respect to a QT or CT, Bayer intends to conduct high throughput screening in Japan using such QT or CT, or (2) with respect to a QT, Bayer has developed a Configured Assay that embodies or is based on such QT. If Bayer wishes to continue prosecution or maintenance of patents or patent applications (as the case may be) covering a QT, CT and/or Millennium Configured Assay, outside of the United States, Europe or, as limited above, Japan, Millennium shall, at the election of Bayer, either (x) prosecute or maintain such patents or patent applications at Bayer's expense, or (y) permit Bayer to prosecute or maintain such patent or patent applications, at Bayer's expense, and in such case, provide reasonable cooperation to enable Bayer to do so.

     (c) PRODUCTS. The responsibility for preparing, filing and prosecuting patent applications and for maintaining patents (and for managing any interference proceedings relating to the foregoing) (i) covering inventions pertaining to Bayer Royalty Products shall be the responsibility of Bayer and
(ii) covering inventions pertaining to Millennium Royalty Products shall be the responsibility of Millennium. All patent expenses incurred by a Party in the performance of its obligations under this Section 7.2(c) shall be borne by such Party.

     (d) [**] PATENTS. Except as otherwise provided in Section 7.2(b) and
Section 7.2(c), Millennium shall have responsibility for deciding to file, preparing, filing and prosecuting patents applications relating to [**]. From and after the date that a Novel [**] is designated as a QT, or from and after the date Millennium discovers a [**] within an additional CFA during the Discovery Program Term for a QT which is a [**], (i) Millennium and Bayer shall mutually agree upon the data to be included in such patent applications in support of such [**], and (ii) Millennium will advise Bayer of any material issues which arise during the prosecution of such patent applications in support of such [**], and the Parties shall analyze the impact of such material issues. Patents and patent applications relating to [**] shall be filed and maintained in the countries specified in Section 7.2(b). Bayer shall have the right to continue prosecution or maintenance of any such patents or patent applications as specified in Section 7.2(b).

     Section 7.3 COOPERATION. Each Party hereby agrees to (a) make its employees, agents and consultants available to the other Party (or to the other Party's authorized attorneys, agents or representatives), to the extent reasonably necessary to enable the appropriate Party to prepare, file and prosecute patent applications and maintain resulting patents that cover QTs, CTs, Configured Assays, Bayer Royalty Products and Millennium Royalty Products (the "Designated Inventions"), and (b) cooperate, if necessary and appropriate, with the other Party in gaining patent term extensions wherever applicable to Patent Rights that cover Designated Inventions, and (c) cooperate, if necessary and appropriate, with the other Party in the protection of Patent Rights that cover Designated Inventions.

     Section 7.4       THIRD PARTY INFRINGEMENT.

     (a) LEGAL PROCEEDINGS. Bayer shall have the sole right and responsibility to institute legal proceedings against any third party believed to be infringing the intellectual property rights pertaining to Bayer Configured Assays, Configured Assays configured jointly by the Parties and Bayer Royalty Products. All costs relating to such legal proceedings shall be borne by Bayer. Any recoveries in excess of Bayer's costs shall be deemed to be Net Sales (the "Recovered Bayer Net Sales") and, as such, shall contribute to the Annual Sales Volume for applicable Bayer Royalty Products, on a product-by-product basis, PROVIDED, HOWEVER, that the royalty payment to be made to Millennium with respect to any such Recovered Bayer Net Sales shall be based on a royalty rate of [**] percent ([**]%). Millennium shall have the sole right and responsibility to institute legal proceedings against any third party believed to be infringing the intellectual property rights related to (i) QTs, (ii) CTs, (iii) Millennium Configured Assays and (iv) Millennium Royalty Products. All such costs relating to such legal proceedings shall be borne by Millennium. Any recoveries in excess of Millennium's costs shall be deemed to be Net Sales (the "Recovered Millennium Net Sales") and, as such, shall contribute to the Annual Sales Volume for applicable Millennium Royalty Products, on a product-by-product basis, PROVIDED, HOWEVER, that the royalty payment to be made to Bayer with respect to any such Recovered Millennium Net Sales shall be based on a royalty rate of [**] percent ([**]%).

     (b) COOPERATION; SETTLEMENTS. In the event that either Bayer or Millennium takes action pursuant to subsection (a) above, the other Party shall cooperate with the Party so acting to the extent reasonably possible, including the joining of suit if necessary or desirable. Bayer shall not settle or compromise any claim or proceeding relating to Millennium Know-How or Millennium Patent Rights without the prior written consent of Millennium, such consent, not to be unreasonably withheld. Millennium shall not settle or compromise any claim or proceeding relating to Bayer Know-How or a Bayer Patent Right without the prior written consent of Bayer, such consent not to be unreasonably withheld.

     Section 7.5 CLAIMED INFRINGEMENT. In the event that a Party becomes aware of any claim that the practice by Bayer of Millennium Know-How that has been licensed to Bayer pursuant to Section 4.1 or Section 4.2, or that the practice by Millennium of Bayer Returned Target Know-How that has been licensed to Millennium pursuant to Section 4.2, infringes the intellectual property rights of any third party, such Party shall promptly notify the other Party. In any such instance, the Parties shall cooperate and shall mutually agree upon an appropriate course of action.

                                  ARTICLE VIII
                                 CONFIDENTIALITY

     Section 8.1 CONFIDENTIAL INFORMATION. All Confidential Information disclosed by a Party to the other Party during the term of this Agreement shall not be used by the receiving Party except in connection with the activities contemplated by this Agreement (including without limitation in connection with permitted sublicensing, subcontracting or Fee-For-Service Work), shall be maintained in confidence by the receiving Party (except to the extent reasonably necessary for regulatory approval of products developed by Bayer or Millennium or any of their respective Affiliates or for the filing, prosecution and maintenance of Patent Rights), and shall not otherwise be disclosed by the receiving Party to any other person, firm, or agency, governmental or private, without the prior written consent of the disclosing Party, except to the extent that the Confidential Information (as determined by competent documentation):

     (a) was known or used by the receiving Party prior to its date of disclosure to the receiving Party; or

     (b) either before or after the date of the disclosure to the receiving Party is lawfully disclosed to the receiving Party by sources other than the disclosing Party rightfully in possession of the Confidential Information; or

     (c) either before or after the date of the disclosure to the receiving Party becomes published or generally known to the public (including information known to the public through the sale of products in the ordinary course of business) through no fault or omission on the part of the receiving Party or its sublicensees; or

     (d) is independently developed by or for the receiving Party without reference to or reliance upon the Confidential Information; or

     (e) is required to be disclosed by the receiving Party to comply with applicable laws, to defend or prosecute litigation or to comply with governmental regulations, PROVIDED THAT the receiving Party provides prior written notice of such disclosure to the disclosing Party and takes reasonable and lawful actions to avoid and/or minimize the degree of such disclosure.

     Section 8.2 EMPLOYEE AND ADVISOR OBLIGATIONS. Bayer and Millennium each agree that they shall provide Confidential Information received from the other Party only to their respective employees, consultants, sublicensees, subcontractors (including without limitation sublicensees and subcontractors performing Fee-For-Service Work) and advisors and to the employees, consultants, sublicensees, subcontractors and advisors of such Party's Affiliates, who have a need to know and have an obligation to treat such information and materials as confidential. Each employee of Bayer, Millennium or their respective Affiliates who participates in the Discovery Program, the Conversion Program, the Bayer QT Development Program or the Bayer CT Development Program shall be required to acknowledge in writing that the provisions of this Article VIII shall be binding upon such employee.

     Section 8.3 TERM. All obligations of confidentiality imposed under this Article VIII shall expire five (5) years following termination or expiration of this Agreement.

     Section 8.4 PUBLICATIONS. The Parties acknowledge that scientific lead time is a key element of the value of the Discovery Program, the Conversion Program and the Bayer QT Development Program and further agree that scientific publications must be strictly monitored to prevent any adverse effect of the premature publication of results of the Discovery Program, the Conversion Program and the Bayer QT Development Program. The Parties shall establish a procedure for publication review and approval and each Party shall first submit to the other Party an early draft of all such publications, whether they are to be presented orally or in written form, at least sixty (60) days prior to submission for publication, PROVIDED THAT the Parties shall have no obligation to submit drafts of publications relating to [**] CTs, Returned QTs or Returned CTs. Each Party shall review each such proposed publication in order to avoid the unauthorized disclosure of a Party's Confidential Information and to preserve the patentability of inventions arising from the Discovery Program, the Conversion Program and the Bayer QT Development Program. If, as soon as reasonably possible but no longer than sixty (60) days following receipt of an advance copy of a Party's proposed publication, the other Party informs such Party that its proposed publication contains Confidential Information of the other Party, then such Party shall delete such Confidential Information from its proposed publication. If, as soon as reasonably possible but no longer than sixty (60) days following receipt of an advance copy of a Party's proposed publication, the other Party informs such Party that its proposed publication could be expected to have a material adverse effect on any Patent Rights or Know-How of such other Party, then such Party shall delay such proposed publication sufficiently long to permit the timely preparation and first filing of patent application(s) on the information involved. Without limiting the generality of the foregoing, Millennium shall not permit a publication that includes information relating to a Bayer Development Candidate without the prior approval of Bayer.

                                   ARTICLE IX
                         REPRESENTATIONS AND WARRANTIES

     Section 9.1 REPRESENTATIONS OF AUTHORITY. Bayer and Millennium each represents and warrants to the other that as of the Restatement Execution Date it has full right, power and authority to enter into this Agreement and to perform its respective obligations under this Agreement. Millennium represents and warrants to Bayer that it has the right to grant to Bayer the licenses and sublicenses granted pursuant to this Agreement, and that it has, as of the Restatement Execution Date, access to and the right to use the technology necessary to perform its obligations hereunder.

     Section 9.2 CONSENTS. Bayer and Millennium each represents and warrants that all necessary consents, approvals and authorizations of all government authorities and other persons required to be obtained by such Party in connection with execution, delivery and performance of this Agreement have been obtained.

     Section 9.3 NO CONFLICT. Bayer and Millennium each represents and warrants that notwithstanding anything to the contrary in this Agreement, the execution and delivery of this Agreement, the performance of such Party's obligations hereunder and the conduct of the Discovery Program and/or the Conversion Program (a) do not conflict with or violate any requirement of applicable laws or regulations and (b) do not and will not conflict with, violate or breach or constitute a default or require any consent under, any contractual obligations of such Party, except such consents as shall have been obtained prior to the Effective Date in the case of the Discovery Program and prior to the Restatement Execution Date in the case of the Conversion Program.

     Section 9.4 EMPLOYEE OBLIGATIONS. Bayer and Millennium each represents and warrants that all of its employees, officers, and consultants have executed agreements or have existing obligations under law requiring, in the case of employees and officers, assignment to such Party of all inventions made during the course of and as the result of their association with such Party and obligating the individual to maintain as confidential such Party's Confidential Information as well as confidential information of a third party which such Party may receive, to the extent required to support such Party's obligations under this Agreement.

     Section 9.5 KNOW-HOW. To the knowledge of Millennium, except as disclosed in writing by Millennium to Bayer, as of the Effective Date, the conduct by Millennium of the Target Discovery Program in accordance with the Research Plan does not and will not infringe or conflict with the rights of any third party in respect of Know-How or issued patents or published patent applications owned by such third party, except where such infringement or conflict would not materially affect the ability of Millennium to conduct the Target Discovery Program in accordance with the Research Plan. To the knowledge of Millennium, as of the Effective Date, none of the Know-How or Patent Rights owned, controlled or used by Millennium that is expected to be utilized by Millennium in the Target Discovery Program in accordance with the Research Plan is being infringed by any third party, except where such infringement would not materially affect the ability of Millennium to conduct the Target Discovery Program in accordance with the Research Plan. As of the Effective Date, there is no claim or demand of any person pertaining to, or any proceeding which is pending or, to the knowledge of Millennium, threatened, that challenges the rights of Millennium in respect of Know-How or Patent Rights owned, controlled or used by Millennium, except where such claim, notice, demand or proceeding would not materially adversely affect the ability of Millennium to conduct the Target Discovery Program in accordance with the Research Plan.

     Section 9.6 CONTRACTS. Millennium is not a party to any contract that, if terminated, would materially adversely affect Millennium's ability to conduct the Target Discovery Program in accordance with the Research Plan.

     Section 9.7 NO WARRANTIES. EXCEPT AS OTHERWISE EXPRESSLY SET FORTH HEREIN OR IN THE INVESTMENT AGREEMENT, THE PARTIES MAKE NO REPRESENTATIONS AND EXTEND NO WARRANTIES OF ANY KIND, EITHER EXPRESS OR IMPLIED, AND PARTICULARLY THAT PRODUCTS WILL BE SUCCESSFULLY DEVELOPED HEREUNDER, AND IF DEVELOPED, WILL HAVE COMMERCIAL UTILITY OR MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE.

     Section 9.8 SURVIVAL. The representations and warranties set forth in this Agreement shall survive the Restatement Execution Date.

                                   ARTICLE X
                              TERM AND TERMINATION

     Section 10.1 TERM. This Agreement shall become effective as of the Restatement Execution Date, may be terminated as set forth in this Article X, and otherwise remains in effect until the expiration of all of the obligations to pay royalties set forth in Article VI.

     Section 10.2      SURVIVAL OF LICENSES.

     (a) LICENSES TO BAYER. Upon the expiration of Bayer's obligations to pay royalties to Millennium under Section 6.4 with respect to each Bayer Royalty Product in any country, the licenses under Millennium Know-How and Millennium Patent Rights set forth in Section 4.1(a) and Section 4.2(a) shall be deemed to be perpetual and fully paid up with respect to such Bayer Royalty Product in such country.

     (b) LICENSES TO MILLENNIUM. Upon the expiration of Millennium's obligations to pay royalties to Bayer under Section 6.5 with respect to each Millennium Royalty Product in any country, the licenses under Bayer Returned Target Know-How and Bayer Returned Target Patent Rights set forth in Section 4.2(d) shall be deemed to be perpetual and fully paid-up with respect to such Millennium Royalty Product in such country.

     Section 10.3 TERMINATION FOR MATERIAL BREACH. Upon any material breach of this Agreement by either Party (in such capacity, the "Breaching Party"), the other Party (in such capacity, the "Non-Breaching Party") may terminate this Agreement by providing sixty (60) days' written notice to the Breaching Party, specifying the material breach. The termination shall become effective at the end of the sixty (60) day period unless (a) the Breaching Party cures such breach during such sixty (60) day period, or (b) if such breach is not susceptible to cure within sixty (60) days of the receipt of written notice of the breach, the Breaching Party is diligently pursuing a cure (unless such breach, by its nature, is incurable, in which case the Agreement may be terminated immediately). The Parties shall use reasonable efforts to work together to cure any breach. In the event of a dispute concerning whether a material breach has occurred, such dispute shall be resolved in accordance with the provisions of Article XI, and the 60-day cure period specified above shall be suspended during the period commencing upon the submission of such dispute for resolution under Section 11.1 to the Executive Officers and continuing until the resolution of such dispute under Section 11.1 or Section 11.4, as applicable. Without limiting the generality of the foregoing, material failure by Millennium to maintain and make available adequate technical resources and personnel to perform its obligations under the Discovery Program in accordance with the Research Plan shall be considered to be a material breach of this Agreement. Notwithstanding the foregoing, a breach of the provisions of Article VIII or Article IX shall not be deemed to be a material breach under this
Section 10.3 unless such breach has a material adverse effect on the Discovery Program, the Conversion Program, the Bayer QT Development Program, the Bayer CT Development Program or the business or financial condition of the Non-Breaching Party, PROVIDED THAT [**] shall be deemed to have a material adverse effect on the Discovery Program, the Conversion Program, the Bayer QT Development Program and the Bayer CT Development Program.

     Section 10.4 TERMINATION UPON CHANGE OF CONTROL. If a Change of Control with respect to either Party occurs during the Discovery Program Term, the other Party may, at its sole discretion, elect to terminate this Agreement by giving the Party which experienced such Change of Control written notice within ninety (90) days after such Change of Control, such termination to be effective sixty (60) days after provision of written notice of termination.

     Section 10.5      EFFECT OF TERMINATION.

     (a) GENERAL. In the event that this Agreement is terminated by either Party, (i) the licenses set forth in Section 4.1(a) and (b), Section 4.2(a) and
(b) and Section 4.2(d) shall, except as provided in subsection (b) below, survive such termination, subject to continued compliance with obligations related to such licenses, such as the royalty and reporting provisions of
Article VI; (ii) the performance of work under the Discovery Program and/or the Conversion Program shall cease as of the effective date of such termination;
(iii) all financial obligations under Section 6.3 accrued or owed as of the effective date of such termination shall remain effective and shall be paid promptly; and (iv) the right to select QTs from the Discovery Pool or to select CTs from the Conversion Pool shall terminate as of the effective date of such termination.

     (b) TERMINATION UNDER SECTION 10.3. Subject to the provisions of Section 10.2, if this Agreement is terminated under Section 10.3 and Millennium is the Breaching Party, the licenses granted by Bayer to Millennium under Section 4.2(d) shall terminate as of the effective date of such termination, and all sublicenses granted by Millennium pursuant to Section 4.2(d)(iii) shall also terminate as of such date. Subject to the provisions of Section 10.2, if this Agreement is terminated under Section 10.3 and Bayer is the Breaching Party, the licenses granted by Millennium to Bayer under Section 4.1(a) and Section 4.2(a) shall terminate as of the effective date of such termination, and all sublicenses granted by Bayer pursuant to Section 4.1(b) and Section 4.2(b) shall also terminate as of such date.

     Section 10.6 SURVIVAL. Upon expiration or termination of this Agreement for any reason, nothing in this Agreement shall be construed to release either Party from any obligations that matured prior to the effective date of expiration or termination; and the following provisions shall expressly survive any such expiration or termination: Article I, Section 2.10, Section 2.11, Section 4.1 (except as provided in Section 10.5), Section 4.2(d) (except as provided in Section 10.5), Section 6.4, Section 6.5, Section 6.6, Section 6.9, Section 6.10, Article VII, Article VIII, Article X, Article XI and Article XII.

                                   ARTICLE XI
                               DISPUTE RESOLUTION

     Section 11.1 GENERAL. Any controversy, claim or dispute arising out of or relating to this Agreement shall be settled, if possible, through good faith negotiations between the Parties. If, however, the Parties are unable to settle such dispute after good faith negotiations, the matter shall be referred to the Executive Officers to be resolved by negotiation in good faith as soon as is practicable but in no event later than thirty (30) days after referral. Such resolution, if any, of a referred issue shall be final and binding on the Parties.

     Section 11.2 INDEPENDENT EXPERTS. Each Executive Officer shall have the right to engage the services of any number of independent experts in the field in question (each individual so engaged by each Executive Officer to be reasonably acceptable to the other Executive Officer in terms of independence and expertise and to be engaged under obligations of confidentiality) to assist the Executive Officers in making a joint determination in the best interests of the collaboration, and each Executive Officer shall be obligated to consider in good faith the analyses and opinions of any such independent experts engaged by either of them in making a determination.

     Section 11.3 FAILURE OF EXECUTIVE OFFICERS TO RESOLVE DISPUTE. If the Executive Officers are unable to settle the dispute after good faith negotiation in the manner set forth above, then the dispute shall be resolved in accordance with Section 11.4, which resolution shall be final and binding upon the Parties, PROVIDED THAT Designated Scientific Issues shall be resolved in accordance with
Section 2.14.

     Section 11.4 ALTERNATIVE DISPUTE RESOLUTION. If the dispute has not been resolved by the Executive Officers within thirty (30) days of referral in accordance with Section 11.1, or if the Executive Officers fail to meet within such thirty (30) days, a Party may seek resolution of the dispute by initiating arbitration in accordance with the following provisions.

     (a) All disputes arising out of this Agreement and referred to arbitration pursuant to this Section 11.4 shall be finally resolved by arbitration conducted in the English language in London, England in accordance with the Arbitration Rules of the United Nations Commission on International Trade Law (UNCITRAL). Each Party shall appoint an arbitrator and the two arbitrators so appointed shall jointly appoint a third arbitrator; PROVIDED, HOWEVER, that if they cannot agree (or if any one Party refuses to appoint an arbitrator), then this third arbitrator shall be appointed by the American Arbitration Association ("AAA"). If a Party fails to appoint an arbitrator within thirty (30) days after a dispute is referred to arbitration, the AAA shall appoint an arbitrator for such Party. The AAA shall be the administrator of the arbitration proceedings.

     (b) The arbitrators shall rule on each disputed issue within ninety (90) days after the third arbitrator has accepted the appointment to serve as an arbitrator, PROVIDED THAT if the arbitrators are unable to render a decision within such 90-day period, they shall render such decision as soon thereafter as is practicable. The arbitrators shall issue a written decision in order to explain the basis of the ruling. The arbitrators shall not have the authority to award punitive damages.

     (c) The arbitrators shall be paid reasonable fees plus expenses. These fees and expenses, along with the reasonable legal fees and expenses of the prevailing Party (including all expert witness fees and expenses), the fees and expenses of a court reporter, and any expenses for a hearing room, shall be paid as follows:

         (i) If the arbitrators rule in favor of one Party on all disputed issues in the arbitration, the losing Party shall pay 100% of such fees and expenses.

         (ii) If the arbitrators rule in favor of one Party on some issues and the other Party on other issues, the arbitrators shall issue with the ruling a written determination as to how such fees and expenses shall be allocated between the Parties. The arbitrators shall allocate fees and expenses in a way that bears a reasonable relationship to the outcome of the arbitration, with the Party prevailing on more issues, or on issues of greater value or gravity, recovering a relatively larger share of its legal fees and expenses.

     (d) Any decision or award of the arbitrators shall be final, conclusive, and binding on the Parties to the dispute, and judgment may be entered on any award in any court of competent jurisdiction. To the extent lawful, the Parties exclude any right of application or appeal to the English or other courts in connection with any question of law arising in the arbitration or in connection with any award or decision made by the arbitrators, except as is necessary to recognize or enforce such award or decision.

     Section 11.5 NO LIMITATION. Notwithstanding the foregoing, nothing in this Article XI shall be construed as limiting in any way the right of a Party to seek injunctive or other equitable relief from a court of competent jurisdiction with respect to any actual or threatened breach of this Agreement.

                                  ARTICLE XII
                            MISCELLANEOUS PROVISIONS

     Section 12.1      PRODUCT LIABILITY INDEMNIFICATION.

     (a) BAYER. Bayer agrees to defend Millennium and its Affiliates at its cost and expense, and will indemnify and hold Millennium and its Affiliates and their respective directors, officers, employees and agents (the "Millennium Indemnified Parties") harmless from and against any losses, costs, damages, fees or expenses arising out of any claim relating to (i) any breach by Bayer of any of its representations, warranties or obligations pursuant to this Agreement or
(ii) personal injury from the development, manufacture, use, sale or other disposition of any product or service offered by Bayer and/or its licensees or collaborators. In the event of any such claim against the Millennium Indemnified Parties by any third party, Millennium shall promptly notify Bayer in writing of the claim and Bayer shall manage and control, at its sole expense, the defense of the claim and its settlement. The Millennium Indemnified Parties shall cooperate with Bayer and may, at their option and expense, be represented in any such action or proceeding. Bayer shall not be liable for any litigation costs or expenses incurred by the Millennium Indemnified Parties without Bayer's prior written authorization. In addition, Bayer shall not be responsible for the indemnification of any Millennium Indemnified Party arising from any negligent or intentional acts by such party, or as the result of any settlement or compromise by the Millennium Indemnified Parties without Bayer's prior written consent.

     (b) MILLENNIUM. Millennium agrees to defend Bayer and its Affiliates at its cost, and will indemnify and hold Bayer and its Affiliates and its respective directors, officers, employees and agents (the "Bayer Indemnified Parties") harmless from and against any losses, costs, damages, fees or expenses arising out of any claim relating to (i) any breach by Millennium of any of its representations, warranties or obligations pursuant to this Agreement or (ii) personal injury from the development, manufacture, use, sale or other disposition of any product or service offered by Millennium or its licensees or collaborators. In the event of any claim against the Bayer Indemnified Parties by any third party, Bayer shall promptly notify Millennium in writing of the claim and Millennium shall manage and control, at its sole expense, the defense of the claim and its settlement. The Bayer Indemnified Parties shall cooperate with Millennium and may, at their option and expense, be represented in any such action or proceeding. Millennium shall not be liable for any litigation costs or expenses incurred by the Bayer Indemnified Parties without Millennium's prior written authorization. In addition, Millennium shall not be responsible for the indemnification of any Bayer Indemnified Party arising from any negligent or intentional acts by such party, or as the result of any settlement or compromise by the Bayer Indemnified Parties without Millennium's prior written consent.

     Section 12.2 SECTION 365(n) OF THE BANKRUPTCY CODE. All rights and licenses granted under or pursuant to any section of this Agreement are, and shall otherwise be, deemed to be, for purposes of Section 365(n) of the Bankruptcy Code, licenses of rights to "intellectual property" as defined under
Section 101(35A) of the Bankruptcy Code. The Parties shall retain and may fully exercise all of their respective rights and elections under the Bankruptcy Code. Upon the bankruptcy of any Party, the non-bankrupt Party shall further be entitled to a complete duplicate of (or complete access to, as appropriate) any such intellectual property, and such, if not already in its or their possession, shall be promptly delivered to the non-bankrupt Party, unless the bankrupt Party elects to continue, and continues, to perform all of its obligations under this Agreement.

     Section 12.3 GOVERNING LAW. This Agreement shall be construed and the respective rights of the Parties hereto determined (including in any arbitration proceeding under Article XI) according to the substantive laws of the Commonwealth of Massachusetts notwithstanding the provisions governing conflict of laws under such Commonwealth of Massachusetts law to the contrary and without giving effect to the United Nations Convention on Contracts for the International Sale of Goods, the 1974 Convention on the Limitation Period in the International Sale of Goods (the "1974 Convention") and the Protocol amending the 1974 Convention, done at Vienna April 11, 1980, except matters of intellectual property law which shall be determined in accordance with the national intellectual property laws relevant to the intellectual property in question.

     Section 12.4 ASSIGNMENT. Neither Millennium nor Bayer may assign this Agreement in whole or in part without the consent of the other, except if such assignment occurs in connection with the sale or transfer of all or substantially all of the business and assets of Millennium, on the one hand, or Bayer, on the other, to which the subject matter of this Agreement pertains. Notwithstanding the foregoing, any Party may assign its rights (but not its obligations) pursuant to this Agreement in whole or in part to an Affiliate of such Party.

     Section 12.5 AMENDMENTS. This Agreement constitutes the entire agreement between the Parties with respect to the subject matter hereof, and supersedes all previous arrangements, including the Original Agreement, with respect to the subject matter hereof, whether written or oral; PROVIDED, HOWEVER, that the letter agreement dated August 13, 1999 by and among Millennium, Bayer and Bayer Corporation and the letter agreement dated June 11, 2003 by and between Millennium and Bayer shall remain in full force and effect in accordance with their respective terms and conditions; and, PROVIDED FURTHER, that the letter agreement dated June 11, 2003 by and between Millennium and Bayer is hereby amended by deleting each of the three references to "Section 2.6(c)" in the third paragraph of such agreement and by substituting "Section 2.5(c)" in the place of each such reference. Any amendment or modification to this Agreement shall be made in writing signed by both Parties.

     Section 12.6      NOTICES.

     Notices to Millennium shall be addressed to:

                       Millennium Pharmaceuticals, Inc.
                       75 Sidney Street
                       Cambridge, Massachusetts 02139-4815

                       Attention:  Chief Executive Officer
                       Facsimile No.:  (617) 621-0264

     with a copy to:

                       Attention: Legal Department
                       Facsimile No.:  (617) 374-0074

     Notices to Bayer shall be addressed to:

                       Bayer Healthcare AG
                       D 51368
                       Leverkusen, Germany

                       Attention: General Counsel
                       Facsimile No.:  011 49 214 30 82986

     with a copy to:

                       Bayer Corporation
                       400 Morgan Lane
                       West Haven, Connecticut 06516-4175

                       Attention:  Legal Department
                       Facsimile No.:  (203) 812-2795

     Any Party may change its address by giving notice to the other Party in the manner herein provided. Any notice required or provided for by the terms of this Agreement shall be in writing and shall be (a) sent by registered or certified mail, return receipt requested, postage prepaid, (b) sent via a reputable overnight courier service, or (c) sent by facsimile transmission, in each case properly addressed in accordance with the paragraph above. The effective date of notice shall be the actual date of receipt by the Party receiving the same.

     Section 12.7 EXPORTS. The Parties acknowledge that the export of technical data, materials or products is subject to the exporting Party receiving any necessary export licenses and that the Parties cannot be responsible for any delays attributable to export controls that are beyond the reasonable control of either Party. Bayer and Millennium agree not to export or reexport, directly or indirectly, any information, technical data, the direct product of such data, samples or equipment received or generated under this Agreement in violation of any governmental regulations that may be applicable. Bayer and Millennium agree to obtain similar covenants from their Affiliates, sublicensees and contractors with respect to the subject matter of this Section 12.7.

     Section 12.8 FORCE MAJEURE. No failure or omission by the Parties hereto in the performance of any obligation of this Agreement shall be deemed a breach of this Agreement or create any liability if the same shall arise from any cause or causes beyond the control of the Parties, including, but not limited to, the following: acts of God; acts or omissions of any government; any rules, regulations or orders issued by any governmental authority or by any officer, department, agency or instrumentality thereof; fire; storm; flood; earthquake; accident; war; rebellion; insurrection; riot; and invasion and PROVIDED THAT such failure or omission resulting from one of the above causes is cured as soon as is practicable after the occurrence of one or more of the above-mentioned causes.

     Section 12.9 PUBLIC ANNOUNCEMENTS. Any announcements or similar publicity with respect to the execution of this Agreement shall be agreed upon among the Parties in advance of such announcement. Each Party understands that this Agreement is likely to be of significant interest to investors, analysts and others, and that either Party therefore may make such public announcements with respect thereto. The Parties agree that any such announcement will not contain confidential business or technical information and, if disclosure of confidential business or technical information is required by law or regulation, will make reasonable efforts to minimize such disclosure and obtain confidential treatment for any such information which is disclosed to a governmental agency or group. Each Party agrees to provide to the other Party with a copy of any public announcement as soon as reasonably practicable under the circumstances prior to its scheduled release. Except under extraordinary circumstances, each Party shall provide the other with an advance copy of any press release at least five (5) business days prior to the scheduled disclosure. Each Party shall have the right to expeditiously review and recommend changes to any announcement regarding this Agreement or the subject matter of this Agreement, PROVIDED THAT such right of review and recommendation shall only apply for the first time that specific information is to be disclosed, and shall not apply to the subsequent disclosure of substantially similar information that has previously been disclosed. Except as otherwise required by law, the Party whose press release has been reviewed shall remove any information the reviewing Party reasonably deems to be inappropriate for disclosure.

     Section 12.10 INDEPENDENT CONTRACTORS. It is understood and agreed that the relationship between the Parties hereunder is that of independent contractors and that nothing in this Agreement shall be construed as authorization for either Millennium or Bayer to act as agent for the other. The Program Directors and members of Project Teams shall remain employees of Bayer or Millennium, as the case may be.

     Section 12.11 NO STRICT CONSTRUCTION. This Agreement has been prepared jointly and shall not be strictly construed against any Party.

     Section 12.12 HEADINGS. The captions or headings of the sections or other subdivisions hereof are inserted only as a matter of convenience or for reference and shall have no effect on the meaning of the provisions hereof.

     Section 12.13 NO IMPLIED WAIVERS; RIGHTS CUMULATIVE. No failure on the part of Millennium or Bayer to exercise, and no delay in exercising, any right, power, remedy or privilege under this Agreement, or provided by statute or at law or in equity or otherwise, shall impair, prejudice or constitute a waiver of any such right, power, remedy or privilege or be construed as a waiver of any breach of this Agreement or as an acquiescence therein, nor shall any single or partial exercise of any such right, power, remedy or privilege preclude any other or further exercise thereof or the exercise of any other right, power, remedy or privilege.

     Section 12.14 SEVERABILITY. If any provision hereof should be held invalid, illegal or unenforceable in any respect in any jurisdiction, then, to the fullest extent permitted by law, (a) all other provisions hereof shall remain in full force and effect in such jurisdiction and shall be liberally construed in order to carry out the intentions of the Parties as nearly as may be possible and (b) such invalidity, illegality or unenforceability shall not affect the validity, legality or enforceability of such provision in any other jurisdiction. To the extent permitted by applicable law, Millennium and Bayer hereby waive any provision of law that would render any provision hereof prohibited or unenforceable in any respect.

     Section 12.15 EXECUTION IN COUNTERPARTS. This Agreement may be executed in counterparts, each of which counterparts, when so executed and delivered, shall be deemed to be an original, and all of which counterparts, taken together, shall constitute one and the same instrument.

     Section 12.16     PROVISIONS RELATING TO SPECIFIC QTS.

     (a) [**].

         (i) QTS WITH NEW CFAS. The Parties acknowledge that each of [**], [**] became QTs on the basis of a Disease/Therapeutic Hypothesis in the [**] and that the Disease/Therapeutic Hypothesis for such QTs has been changed to a CFA [**] (the "New CFA QTs"). With respect to the New CFA QTs, the Parties agree that Bayer will have the exclusive right to pursue such QTs in all disease areas other than the former CFAs [**] and the non-exclusive right to pursue such QTs in the former CFAs [**]. Accordingly, with respect to the New CFA QTs, the license granted to Bayer under Section 4.1 shall be limited to disease areas [**] and the license granted to Bayer and the retained rights of Millennium set forth in Section 4.2 shall apply to the former CFAs [**]. Further, in the event that a New CFA QT becomes a Returned QT, the option granted to Millennium under Section 4.2(d) shall apply. Unless and until a New CFA QT becomes a Returned QT, the right of first negotiation set forth in Section 5.3 shall apply to such New CFA QT.

         (ii) RETURNED OR FAILED QTS. The Parties acknowledge that [**] and that [**]. The Parties also acknowledge that [**].

     (b) [**].

         (i) [**] QTS. The Parties acknowledge that [**] will remain QTs for the [**].

         (ii) RETURNED OR FAILED QTS. The Parties acknowledge that [**], and that [**]. The Parties also acknowledge that [**].

     (c) [**]. The Parties agree that (A) [**] converted from a Returned QT to a Third Stage QT for [**] with the understanding that the Third Stage Period was deemed to have commenced on [**] and (B) Bayer declared a Development Candidate directed to [**] and that the Third Stage Period was extended by Millennium through [**].


         IN WITNESS WHEREOF, the Parties have executed this Agreement as of the date first set forth above.

                                   BAYER HEALTHCARE AG



                                   By: /s/ Dr. Jan-Anders Karlsson
                                      -----------------------------------------

                                   Title: EVP, Pharma Research
                                         --------------------------------------



                                   By: /s/ Wolfgang Ehrenstein
                                      -----------------------------------------

                                   Title:  Chief Patent Counsel
                                         --------------------------------------



                                   MILLENNIUM PHARMACEUTICALS, INC.

                                   By: /s/ KENNETH M. BATE
                                      -----------------------------------------

                                   Title: EVP
                                         --------------------------------------

                                    EXHIBIT A

                                    QT QUOTAS

     The Parties have established the following objectives and quotas relating to QTs. [**] and relevant to the entry of QTs into the Discovery Pool.

(a)  CFA OBJECTIVES AND QUOTAS. For calendar year 2003 (through October 31,
     2003), the quotas for the numbers of QTs entered into the Discovery Pool shall be as follows (it being understood that the quotas may be increased with the consent of Bayer):

     ---------------------------------------- -------------------------------
     CFA                                      Calendar Year 2003
     ---------------------------------------- -------------------------------
     [**]                                     [**]
     ---------------------------------------- -------------------------------
     [**]                                     [**]
     ---------------------------------------- -------------------------------
     [**]                                     [**]
     ---------------------------------------- -------------------------------
     [**]                                     [**]
     ---------------------------------------- -------------------------------
     [**]                                     [**]
     ---------------------------------------- -------------------------------
     [**]                                     [**]
     ---------------------------------------- -------------------------------

(b) ANTICIPATED CONFIGURED ASSAYS. For calendar year 2003, the Parties anticipate that the following number of Configured Assays will be developed from QTs:

         --------------------------------------- ----------------------------
                                                 Calendar Year 2003

         --------------------------------------- ----------------------------
         Configured Assays expected to be         [**]
         developed from QTs
         --------------------------------------- ----------------------------

                                    EXHIBIT B

                                  Research Plan

[To be provided.]

                                    EXHIBIT C

                         ORIGINAL PARTNERS IN [**] AREAS

[**] AREA                                                    ORIGINAL PARTNER
---------                                                    ----------------
[**]                                                         [**]
[**]                                                         [**]
[**]                                                         [**]
[**]                                                         [**]
[**]                                                         [**]
[**]                                                         [**]
[**]                                                         [**]

                                    EXHIBIT D

BAYER AG

By:
   ----------------------------------

Date:
     --------------------------------

Title: BAYER PROGRAM DIRECTOR

MILLENNIUM PHARMACEUTICALS, INC.

By:
   ----------------------------------

Date:
     --------------------------------

Title:   MILLENNIUM PROGRAM DIRECTOR

LICENSED INDICATION(S):

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                       DATE                              LAST PAGE)
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Definitions for Licensed Indication(s):

"Field" means [**]

"Cardiovascular diseases" means cardiovascular diseases [**]"CV Angiogenesis" means any cardiovascular diseases [**]

"Hematological diseases"" means hematological diseases [**]"Oncology" means oncology, [**]"Pain" means pain [**]"Thrombosis" means thrombosis [**]"Urology" means [**]

"Urinary incontinence" means urinary incontinence, [**]

"Virology" means viral diseases [**]

                                    EXHIBIT E

BAYER AG

By:
   ----------------------------------

Date:
     --------------------------------

Title: BAYER PROGRAM DIRECTOR

MILLENNIUM PHARMACEUTICALS, INC.

By:
   ----------------------------------

Date:
     --------------------------------

Title:   MILLENNIUM PROGRAM DIRECTOR

LICENSED INDICATION(S):
-------------------------------------------------------------------------------
CT or QT  Type   Mine    CT IP    Type of       Licensed            Restricted
Number                   Analysis Enabling      Indication(s)       Target
                         Date     Publication   (see definitions
                                                on last page(
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Definitions for Licensed Indication(s):

"All CFAs" means [**] (including, but not limited to, [**], including but not limited to anemia, [**], including, but not limited to, [**]

"Cardiovascular diseases" means cardiovascular diseases [**]

"CV Angiogenesis" means any cardiovascular diseases [**]

"Hematological diseases" means hematological diseases [**]

"Oncology" means oncology, [**]

"Pain" means pain [**]

"Thrombosis" means thrombosis [**]"Urology" means ([**]

"Urinary incontinence" means urinary incontinence, [**]

"Virology" means viral diseases [**]